UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-05002

DWS Variable Series II
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2012

ITEM 1.	REPORT TO STOCKHOLDERS

JUNE 30, 2012

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Alternative Asset Allocation VIP

(formerly DWS Alternative Asset Allocation Plus VIP)

Contents
3 Performance Summary
4 Portfolio Summary
4 Portfolio Management Team
5 Investment Portfolio
6 Statement of Assets and Liabilities
6 Statement of Operations
7 Statement of Changes in Net Assets
9 Financial Highlights
11 Notes to Financial Statements
14 Information About Your Fund's Expenses
15 Proxy Voting
16 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. The Fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include stock market risk, credit and interest rate risk, volatility in commodity prices and high-yield debt securities, short sales risk and the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets. Short sales — which involve selling borrowed securities in anticipation of a price decline, then returning an equal number of the securities at some point in the future — could magnify losses and increase volatility. The Fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. The Fund also expects to have direct and indirect exposure to derivatives, which may be more volatile and less liquid than traditional securities. The Fund could suffer losses on its derivative positions. See the prospectus for additional risks and specific details regarding the Fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2012 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 are 1.91% and 2.16% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Growth of an Assumed $10,000 Investment in DWS Alternative Asset Allocation VIP from 2/2/09 to 6/30/12

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.
The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.
The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the Morgan Stanley Capital International (MSCI) World Index (70%)) and bonds (the Barclays U.S. Aggregate Bond Index (30%)). These results are summed to produce the aggregate benchmark.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS Alternative Asset Allocation VIP		6-Month‡	1-Year	3-Year	Life of Fund*
Class A	Growth of $10,000	$10,396	$9,853	$12,852	$14,343
	Average annual total return	3.96%	-1.47%	8.72%	11.15%
MSCI World Index	Growth of $10,000	$10,591	$9,502	$13,666	$15,930
	Average annual total return	5.91%	-4.98%	10.97%	14.60%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,237	$10,747	$12,227	$12,571
	Average annual total return	2.37%	7.47%	6.93%	6.93%
Blended Index	Growth of $10,000	$10,282	$9,716	$13,109	$14,843
	Average annual total return	2.82%	-2.84%	9.44%	12.24%
DWS Alternative Asset Allocation VIP		6-Month‡	1-Year	3-Year	Life of Class**
Class B	Growth of $10,000	$10,385	$9,835	$12,761	$13,090
	Average annual total return	3.85%	-1.65%	8.47%	9.03%
MSCI World Index	Growth of $10,000	$10,591	$9,502	$13,666	$13,605
	Average annual total return	5.91%	-4.98%	10.97%	10.50%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,237	$10,747	$10,227	$12,297
	Average annual total return	2.37%	7.47%	6.93%	6.94%
Blended Index	Growth of $10,000	$10,282	$9,716	$13,109	$13,555
	Average annual total return	2.82%	-2.84%	9.44%	10.33%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

* The Fund commenced offering Class A shares on February 2, 2009. The performance shown for each index is for the time period of January 31, 2009 through June 30, 2012, which is based on the performance period of the life of the Fund.

** The Fund commenced offering Class B shares on May 18, 2009. The performance shown for each index is for the time period of May 31, 2009 through June 30, 2012, which is based on the performance period of the life of Class B.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio)		6/30/12	12/31/11
Market Neutral	DWS Disciplined Market Neutral Fund	16%	16%
Emerging Markets	DWS Emerging Markets Equity Fund DWS Enhanced Emerging Markets Fixed Income Fund WisdomTree Emerging Markets Local Debt Fund	15%	16%
Commodities	DWS Enhanced Commodity Strategy Fund	14%	14%
Floating Rate Notes	DWS Floating Rate Fund	11%	10%
Treasury Inflation Protected Securities	DWS Global Inflation Fund	10%	11%
Global Infrastructure	DWS RREEF Global Infrastructure Fund	10%	10%
Global Real Estate	DWS RREEF Global Real Estate Securities Fund	10%	12%
Preferred Stock	iShares S&P U.S. Preferred Stock Index Fund	3%	2%
International Treasury Bond	SPDR Barclays International Treasury Bond	3%	2%
Agriculture	Market Vectors Agribusiness Fund	2%	—
Convertible	SPDR Barclays Convertible Securities	2%	2%
International and Emerging-Market Small Cap	Vanguard FTSE All World ex-U.S. Small-Cap Fund WisdomTree Emerging Markets SmallCap Dividend Fund	2%	2%
Money Market Fund	Central Cash Management Fund	2%	3%
Timber	iShares S&P Global Timber & Forestry Index Fund	0%	—
		100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Robert Wang
Inna Okounkova
Ellen Tesler
Portfolio Managers, QS Investors, LLC, Subadvisor to the Fund

Investment Portfolio June 30, 2012 (Unaudited)
	Shares	Value ($)

Mutual Funds 84.4%
DWS Disciplined Market Neutral Fund "Institutional" (a)	1,024,903	9,695,587
DWS Emerging Markets Equity Fund "Institutional" (a)	187,740	2,842,390
DWS Enhanced Commodity Strategy Fund "Institutional" (a)	2,485,864	8,178,493
DWS Enhanced Emerging Markets Fixed Income Fund "Institutional" (a)	442,780	4,627,051
DWS Floating Rate Fund "Institutional" (a)	683,713	6,317,510
DWS Global Inflation Fund "Institutional" (a)	544,139	5,996,412
DWS RREEF Global Infrastructure Fund "Institutional" (a)	529,030	5,835,203
DWS RREEF Global Real Estate Securities Fund "Institutional" (a)	732,274	5,609,218
Total Mutual Funds (Cost $48,695,973)		49,101,864

Exchange-Traded Funds 14.6%
iShares S&P Global Timber & Forestry Index Fund	7,768	290,756
iShares S&P U.S. Preferred Stock Index Fund	50,448	1,970,499
	Shares	Value ($)

Market Vectors Agribusiness Fund	23,708	1,175,443
SPDR Barclays Capital Convertible Securities	30,017	1,127,438
SPDR Barclays Capital International Treasury Bond	28,559	1,688,979
Vanguard FTSE All World ex-U.S. Small-Cap Fund	5,784	470,702
WisdomTree Emerging Markets Local Debt Fund	22,717	1,149,935
WisdomTree Emerging Markets SmallCap Dividend Fund	14,940	647,350
Total Exchange-Traded Funds (Cost $8,489,000)		8,521,102

Cash Equivalents 1.9%
Central Cash Management Fund, 0.14% (a) (b) (Cost $1,104,003)	1,104,003	1,104,003

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $58,288,976)+	100.9	58,726,969
Other Assets and Liabilities, Net	(0.9)	(538,450)
Net Assets	100.0	58,188,519

+ The cost for federal income tax purposes was $58,970,759. At June 30, 2012, net unrealized depreciation for all securities based on tax cost was $243,790. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,851,595 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,095,385.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(b) The rate shown is the annualized seven-day yield at period end.

FTSE: Financial Times and the London Stock Exchange

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Mutual Funds	$49,101,864	$—	$—	$49,101,864
Exchange-Traded Funds	8,521,102	—	—	8,521,102
Short-Term Investments	1,104,003	—	—	1,104,003
Total	$58,726,969	$—	$—	$58,726,969

There have been no transfers between Level 1 and Level 2 fair value measurements during the period June 30, 2012.

Statement of Assets and Liabilities
as of June 30, 2012 (Unaudited)
Assets
Investments: Investments in affiliated Underlying Funds, at value (cost $49,799,976)	$50,205,867
Investments in non-affiliated Underlying Funds, at value (cost $8,489,000)	8,521,102
Total investments in securities, at value (cost $58,288,976)	58,726,969
Receivable for investments sold	230,000
Receivable for Fund shares sold	19,325
Interest receivable	126
Other assets	501
Total assets	58,976,921
Liabilities
Payable for investments purchased	715,000
Payable for Fund shares redeemed	27,252
Accrued management fee	3,485
Accrued Trustees' fees	36
Other accrued expenses and payables	42,629
Total liabilities	788,402
Net assets, at value	$58,188,519
Net Assets Consist of
Undistributed net investment income	305,941
Net unrealized appreciation (depreciation) on investments	437,993
Accumulated net realized gain (loss)	(1,155,753)
Paid-in capital	58,600,338
Net assets, at value	$58,188,519
Class A Net Asset Value, offering and redemption price per share ($8,327,164 ÷ 632,125 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.17
Class B Net Asset Value, offering and redemption price per share ($49,861,355 ÷ 3,783,327 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.18

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2012 (Unaudited)
Investment Income
Income: Income distributions from affiliated Underlying Funds	$377,643
Dividends	90,621
Total income	468,264
Expenses: Management fee	83,637
Administration fee	26,665
Services to shareholders	720
Distribution service fee (Class B)	56,785
Custodian fee	4,992
Audit and tax fees	20,202
Legal fees	2,519
Reports to shareholders	15,539
Trustees' fees and expenses	2,015
Other	389
Total expenses before expense reductions	213,463
Expense reductions	(71,351)
Total expenses after expense reductions	142,112
Net investment income (loss)	326,152
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of affiliated Underlying Funds	(401,879)
Sale of non-affiliated Underlying Funds	(68,639)
(470,518)
Change in net unrealized appreciation (depreciation) on investments	2,041,670
Net gain (loss)	1,571,152
Net increase (decrease) in net assets resulting from operations	$1,897,304

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations: Net investment income	$326,152	$1,795,540
Net realized gain (loss)	(470,518)	(194,968)
Change in net unrealized appreciation (depreciation)	2,041,670	(3,200,100)
Net increase (decrease) in net assets resulting from operations	1,897,304	(1,599,528)
Distributions to shareholders from: Net investment income: Class A	(277,485)	(92,242)
Class B	(1,538,242)	(344,882)
Net realized gains: Class A	(65,328)	(18,623)
Class B	(390,800)	(86,109)
Total distributions	(2,271,855)	(541,856)
Fund share transactions: Class A Proceeds from shares sold	1,939,358	4,338,660
Reinvestment of distributions	342,813	110,865
Payments for shares redeemed	(1,134,982)	(1,860,159)
Net increase (decrease) in net assets from Class A share transactions	1,147,189	2,589,366
Class B Proceeds from shares sold	10,284,662	26,120,308
Reinvestment of distributions	1,929,042	430,991
Payments for shares redeemed	(2,938,872)	(6,800,233)
Net increase (decrease) in net assets from Class B share transactions	9,274,832	19,751,066
Increase (decrease) in net assets	10,047,470	20,199,048
Net assets at beginning of period	48,141,049	27,942,001
Net assets at end of period (including undistributed net investment income of $305,941 and $1,795,516, respectively)	$58,188,519	$48,141,049
Other Information
Class A Shares outstanding at beginning of period	545,891	362,411
Shares sold	143,549	314,437
Shares issued to shareholders in reinvestment of distributions	25,795	7,774
Shares redeemed	(83,110)	(138,731)
Net increase (decrease) in Class A shares	86,234	183,480
Shares outstanding at end of period	632,125	545,891
Class B Shares outstanding at beginning of period	3,093,124	1,656,043
Shares sold	761,903	1,910,807
Shares issued to shareholders in reinvestment of distributions	145,041	30,203
Shares redeemed	(216,741)	(503,929)
Net increase (decrease) in Class B shares	690,203	1,437,081
Shares outstanding at end of period	3,783,327	3,093,124

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/12 (Unaudited)		2011	2010	Period Ended 12/31/09a
Selected Per Share Data
Net asset value, beginning of period	$13.24		$13.85	$12.63	$10.00
Income (loss) from investment operations: Net investment incomeb	.10		.64	.46	.57
Net realized and unrealized gain (loss)	.43		(1.02)	1.09	2.06
Total from investment operations	.53		(.38)	1.55	2.63
Less distributions from: Net investment income	(.49)		(.19)	(.18)	—
Net realized gains	(.11)		(.04)	(.15)	—
Total distributions	(.60)		(.23)	(.33)	—
Net asset value, end of period	$13.17		$13.24	$13.85	$12.63
Total Return (%)c,d	3.96	**	(2.87)	12.46	26.30	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8		7	5	1
Ratio of expenses before expense reductions (%)e	.59	*	.61	.94	11.67	*
Ratio of expenses after expense reductions (%)e	.32	*	.30	.21	.21	*
Ratio of net investment income (%)	1.43	*	4.72	3.51	5.39	*
Portfolio turnover rate (%)	10	**	39	6	155	**
a For the period from February 2, 2009 (commencement of operations of Class A shares) to December 31, 2009.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.
e The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized ** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/12 (Unaudited)		2011	2010	Period Ended 12/31/09a
Selected Per Share Data
Net asset value, beginning of period	$13.23		$13.84	$12.61	$10.87
Income (loss) from investment operations: Net investment incomeb	.08		.61	.42	.35
Net realized and unrealized gain (loss)	.43		(1.03)	1.09	1.39
Total from investment operations	.51		(.42)	1.51	1.74
Less distributions from: Net investment income	(.45)		(.15)	(.13)	—
Net realized gains	(.11)		(.04)	(.15)	—
Total distributions	(.56)		(.19)	(.28)	—
Net asset value, end of period	$13.18		$13.23	$13.84	$12.61
Total Return (%)c,d	3.85	**	(3.12)	12.15	16.01	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50		41	23	3
Ratio of expenses before expense reductions (%)e	.84	*	.86	1.19	5.37	*
Ratio of expenses after expense reductions (%)e	.57	*	.55	.46	.61	*
Ratio of net investment income (%)	1.19	*	4.47	3.26	4.66	*
Portfolio turnover rate (%)	10	**	39	6	155	**
a For the period from May 18, 2009 (commencement of operations of Class B shares) to December 31, 2009.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.
e The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Alternative Asset Allocation VIP (formerly DWS Alternative Asset Allocation Plus VIP) (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests in other affiliated DWS funds (the "Underlying DWS Funds"), derivative investments and exchange-traded funds ("ETFs"). ETFs and Underlying DWS Funds are collectively referred to as "Underlying Funds." Each Underlying DWS Fund's accounting policies and investment holdings are outlined in the Underlying DWS Funds' financial statements and are available upon request.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in the Underlying DWS Funds are valued at the net asset value per share of each class of the Underlying DWS Funds and are categorized as Level 1.

ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend Income is recorded on the ex-dividend date. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2012, purchases and sales of affiliated Underlying Funds (excluding short-term investments) aggregated $10,303,093 and $4,780,000, respectively. Purchases and sales of non-affiliated Underlying Funds (excluding short-term investments) aggregated $4,329,297 and $614,474, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisors.

QS Investors, LLC ("QS Investors") acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, QS Investors renders strategic asset allocation services and manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

RREEF America L.L.C. ("RREEF") acts as an investment subadvisor to the Fund. As an investment subadvisor to the Funds, RREEF provides investment management services to the portions of the Fund's portfolio allocated to direct investments in global real estate and global infrastructure securities. RREEF is paid by the Advisor for the services RREEF provides to the Fund. As of the date of this report, the Fund obtained its exposure to global real estate and global infrastructure securities indirectly through investments in other Underlying DWS Funds.

The Fund does not invest in the Underlying DWS Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying DWS Fund's outstanding shares. At June 30, 2012, the Fund did not invest in more than 5% of any Underlying DWS Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
On assets invested in other DWS Funds	.200%
On assets invested in all other assets not considered DWS Funds	1.200%

In addition, the Advisor will receive management fees from managing the Underlying DWS Funds in which the Fund invests.

For the period from January 1, 2012 through April 30, 2013, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and Underlying Funds) of each class as follows:
Class A	.32%
Class B	.57%

For the six months ended June 30, 2012, the Advisor has contractually agreed to waive 0.15% of the monthly management fee based on average daily net assets for the Fund.

Accordingly, for the six months ended June 30, 2012, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $71,143, and the amount charged aggregated $12,494, which was equivalent to an annualized effective rate of 0.05% of the Fund's average daily net assets.

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2012, the Administration Fee was $26,665, of which $6,335 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$34	$34
Class B	23	23
	$57	$57

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2012, the Distribution Service Fee aggregated $56,785, of which $151 was waived and $9,899 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $11,613, of which $610 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Ownership of the Fund

At June 30, 2012, one Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 98%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 92%.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimate in the tables. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2012 to June 30, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2012
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/12	$1,000.00	$1,000.00
Ending Account Value 6/30/12	$1,039.60	$1,038.50
Expenses Paid per $1,000*	$1.62	$2.89
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/12	$1,000.00	$1,000.00
Ending Account Value 6/30/12	$1,023.27	$1,022.03
Expenses Paid per $1,000*	$1.61	$2.87

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios**	Class A	Class B
DWS Variable Series II — DWS Alternative Asset Allocation VIP	.32%	.57%

** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2AAA-3 (R-028379-1 8/12)

JUNE 30, 2012

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Diversified International Equity VIP

Contents
3 Performance Summary
4 Portfolio Summary
4 Portfolio Management Team
5 Investment Portfolio
15 Statement of Assets and Liabilities
16 Statement of Operations
17 Statement of Changes in Net Assets
19 Financial Highlights
20 Notes to Financial Statements
24 Information About Your Fund's Expenses
24 Proxy Voting
26 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2012 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 is 1.07% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in DWS Diversified International Equity VIP

The Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East EAFE® Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Diversified International Equity VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,289	$8,622	$12,277	$6,992	$15,092
	Average annual total return	2.89%	-13.78%	7.08%	-6.91%	4.20%
MSCI EAFE Index	Growth of $10,000	$10,296	$8,617	$11,898	$7,301	$16,513
	Average annual total return	2.96%	-13.83%	5.96%	-6.10%	5.14%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/12	12/31/11

Common Stocks	88%	89%
Exchange-Traded Funds	10%	10%
Cash Equivalents*	2%	0%
Preferred Stocks	0%	1%
	100%	100%

Sector Diversification (As a % of Common and Preferred Stocks and Rights)	6/30/12	12/31/11

Telecommunication Services	17%	14%
Health Care	12%	13%
Financials	12%	11%
Consumer Staples	12%	13%
Information Technology	10%	7%
Materials	9%	9%
Utilities	9%	11%
Industrials	8%	8%
Consumer Discretionary	7%	9%
Energy	4%	5%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/12	12/31/11

Continental Europe	54%	49%
Japan	12%	13%
Emerging Markets	10%	10%
Canada	7%	11%
United Kingdom	7%	8%
Asia (excluding Japan)	6%	5%
Australia	4%	4%
	100%	100%

* In order to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market, the Fund invests in futures contracts.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Robert Wang
Russell Shtern, CFA
Portfolio Managers, QS Investors, LLC, Subadvisor to the Fund

Investment Portfolio June 30, 2012 (Unaudited)
	Shares	Value ($)

Common Stocks 87.2%
Australia 3.8%
AGL Energy Ltd.	11,731	177,905
APA Group	12,919	66,201
Asciano Ltd.	5,759	25,902
Australia & New Zealand Banking Group Ltd.	2,339	53,098
BHP Billiton Ltd.	4,758	155,094
Brambles Ltd.	9,482	60,141
Coca-Cola Amatil Ltd.	2,294	31,507
Cochlear Ltd.	479	32,441
Commonwealth Bank of Australia	1,367	74,811
Crown Ltd.	7,919	69,173
CSL Ltd.	3,616	146,659
Echo Entertainment Group Ltd.	6,555	28,755
Fairfax Media Ltd.	36,454	20,871
Leighton Holdings Ltd.	986	16,621
National Australia Bank Ltd.	2,126	51,631
Newcrest Mining Ltd.	1,231	28,653
Origin Energy Ltd.	6,869	86,401
QR National Ltd.	11,307	39,646
Rio Tinto Ltd.	735	43,202
Santos Ltd.	6,168	67,739
Sonic Healthcare Ltd.	3,281	42,788
SP AusNet	47,515	49,607
TABCORP Holdings Ltd.	15,130	45,592
Tatts Group Ltd.	24,689	66,554
Telstra Corp., Ltd.	117,048	443,538
Toll Holdings Ltd.	4,694	19,275
Transurban Group (Units)	7,777	45,345
Wesfarmers Ltd.	3,054	94,020
Westfield Group (REIT) (Units)	2,462	23,986
Westpac Banking Corp.	2,057	44,749
Woodside Petroleum Ltd.	3,625	116,089
Woolworths Ltd.	2,335	64,223
WorleyParsons Ltd.	1,091	28,338
(Cost $1,779,338)		2,360,555
Austria 0.6%
Erste Group Bank AG*	7,544	143,422
Immofinanz AG* (a)	33,264	105,888
Raiffeisen Bank International AG	1,765	57,808
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,323	53,450
(Cost $350,192)		360,568
Belgium 1.6%
Ageas	64,523	127,806
Anheuser-Busch InBev NV	5,193	403,718
Delhaize Group	593	21,719
Groupe Bruxelles Lambert SA	2,184	148,424
KBC Groep NV (a)	4,365	92,664
Solvay SA	1,060	104,869
Umicore SA	2,235	103,319
(Cost $796,309)		1,002,519
Bermuda 0.1%
Seadrill Ltd. (a) (Cost $25,496)	2,436	86,965
	Shares	Value ($)

Canada 6.9%
Alimentation Couche-Tard, Inc. "B"	1,500	65,504
Bank of Montreal (a)	800	44,208
Bank of Nova Scotia (a)	1,100	56,983
Barrick Gold Corp. (a)	2,100	79,103
BCE, Inc. (a)	3,000	123,701
Bell Aliant, Inc. (a)	1,400	35,107
Bombardier, Inc. "B" (a)	6,500	25,665
Brookfield Asset Management, Inc. "A" (a)	1,000	33,111
CAE, Inc. (a)	2,200	21,371
Canadian Imperial Bank of Commerce (a)	500	35,188
Canadian National Railway Co. (a)	1,500	126,854
Canadian Natural Resources Ltd.	1,400	37,554
Canadian Pacific Railway Ltd.	700	51,374
Canadian Tire Corp., Ltd. "A"	500	33,828
Canadian Utilities Ltd. "A"	1,800	117,484
CGI Group, Inc. "A"*	22,900	550,401
Eldorado Gold Corp.	1,800	22,171
Empire Co., Ltd. "A"	500	26,353
EnCana Corp. (a)	1,000	20,823
Finning International, Inc. (a)	900	20,933
First Quantum Minerals Ltd. (a)	800	14,144
Fortis, Inc. (a)	6,400	202,982
George Weston Ltd.	700	39,768
Gildan Activewear, Inc. (a)	800	22,041
Goldcorp, Inc.	1,800	67,767
Kinross Gold Corp.	2,300	18,773
Loblaw Companies Ltd. (a)	1,500	47,736
Magna International, Inc. "A" (a)	1,106	43,682
Manulife Financial Corp.	2,600	28,321
Metro, Inc. "A"	1,300	66,564
National Bank of Canada (a)	400	28,591
Open Text Corp.*	5,900	295,608
Potash Corp. of Saskatchewan, Inc. (a)	1,300	56,822
Research In Motion Ltd.* (a)	48,200	356,967
Rogers Communications, Inc. "B" (a)	4,800	174,018
Royal Bank of Canada (a)	1,300	66,602
Saputo, Inc. (a)	1,800	74,839
Shaw Communications, Inc. "B" (a)	2,400	45,355
Shoppers Drug Mart Corp. (a)	2,700	108,865
Silver Wheaton Corp.	1,100	29,572
SNC-Lavalin Group, Inc.	600	22,477
Sun Life Financial, Inc. (a)	1,000	21,756
Suncor Energy, Inc.	2,020	58,412
Teck Resources Ltd. "B"	1,200	37,163
Telus Corp.	800	48,042
Telus Corp. (Non-Voting Shares) (a)	1,900	111,171
Thomson Reuters Corp. (a) (b)	800	22,764
Thomson Reuters Corp. (b)	1,158	32,945
Tim Hortons, Inc.	1,000	52,716
Toronto-Dominion Bank (a)	900	70,437
TransAlta Corp. (a)	8,600	145,713
Valeant Pharmaceuticals International, Inc.*	6,700	300,549
Viterra, Inc.	3,700	58,693
Yamana Gold, Inc.	1,100	16,974
(Cost $4,489,378)		4,316,545
	Shares	Value ($)

Denmark 2.1%
A P Moller-Maersk AS "A"	7	43,745
A P Moller-Maersk AS "B"	18	118,456
Carlsberg AS "B"	6,056	477,196
Coloplast AS "B"	211	37,923
Danske Bank AS*	19,616	273,311
DSV AS	2,622	52,026
Novo Nordisk AS "B"	1,898	274,586
Tryg AS	621	34,867
William Demant Holding AS*	291	26,152
(Cost $1,033,737)		1,338,262
Finland 3.5%
Fortum Oyj	14,781	280,844
Kone Oyj "B"	1,991	120,565
Metso Corp. (a)	1,709	59,170
Nokia Oyj	463,367	954,555
Pohjola Bank PLC	3,258	38,049
Sampo Oyj "A"	10,661	277,129
Stora Enso Oyj "R"	23,027	142,121
UPM-Kymmene Oyj	20,179	228,703
Wartsila Oyj	2,307	75,836
(Cost $2,533,714)		2,176,972
France 7.1%
Air Liquide SA	1,652	189,006
Alcatel-Lucent* (a)	30,877	51,300
Arkema	421	27,585
AtoS	697	41,738
AXA SA	6,001	80,319
BNP Paribas SA	2,926	112,955
Bouygues SA	734	19,780
Cap Gemini	2,014	74,244
Carrefour SA (a)	3,071	56,746
Casino Guichard-Perrachon SA	501	43,991
Cie de St-Gobain (a)	755	27,938
DANONE SA	2,453	152,288
Dassault Systemes SA (a)	830	77,972
Electricite de France	2,181	48,557
Essilor International SA	2,945	273,573
France Telecom SA (a)	28,037	368,957
GDF Suez	12,916	308,162
Iliad SA (a)	426	61,637
L'Oreal SA	996	116,674
Lafarge SA (a)	843	37,729
LVMH Moet Hennessy Louis Vuitton SA	420	64,016
Pernod Ricard SA	1,025	109,651
Sanofi	15,106	1,145,504
Schneider Electric SA	894	49,812
Societe Generale*	2,229	52,553
Suez Environnement Co.	1,869	20,119
Technip SA	427	44,560
Total SA	6,134	276,822
Unibail-Rodamco SE (REIT)	265	48,891
Veolia Environnement	4,218	53,375
Vinci SA	944	44,182
Vivendi (a)	20,385	378,970
(Cost $4,237,786)		4,459,606
Germany 5.2%
Adidas AG	551	39,519
Allianz SE (Registered)	1,916	192,663
	Shares	Value ($)

BASF SE	1,618	112,433
Bayer AG	3,762	271,273
Bayerische Motoren Werke (BMW) AG	704	51,010
Beiersdorf AG	1,386	89,928
Commerzbank AG*	17,612	29,917
Continental AG	289	24,091
Daimler AG (Registered)	1,589	71,464
Deutsche Boerse AG	688	37,133
Deutsche Post AG (Registered)	3,555	62,963
Deutsche Telekom AG (Registered)	72,396	794,202
E.ON AG	12,448	268,135
Fresenius Medical Care AG & Co. KGaA	1,256	88,902
Fresenius SE & Co. KGaA	632	65,535
GEA Group AG	1,223	32,474
Henkel AG & Co. KGaA	1,794	99,417
Infineon Technologies AG	4,778	32,397
K+S AG (Registered)	447	20,395
Kabel Deutschland Holding AG*	301	18,732
Linde AG	332	51,712
Merck KGaA	430	42,911
Metro AG	2,014	58,750
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	761	107,369
RWE AG	3,136	128,196
SAP AG	3,204	189,207
Siemens AG (Registered)	2,778	233,512
Suedzucker AG	1,189	42,059
Volkswagen AG	110	16,596
(Cost $2,835,950)		3,272,895
Hong Kong 2.4%
AIA Group Ltd.	23,000	79,303
Cathay Pacific Airways Ltd.	15,000	24,302
Cheung Kong (Holdings) Ltd.	5,000	61,786
Cheung Kong Infrastructure Holdings Ltd. (a)	7,000	42,033
CLP Holdings Ltd.	23,000	195,477
Galaxy Entertainment Group Ltd.* (a)	12,000	30,110
Hang Lung Properties Ltd.	12,000	40,848
Hang Seng Bank Ltd. (a)	2,200	30,036
Hong Kong & China Gas Co., Ltd.	45,813	97,320
Hong Kong Exchanges & Clearing Ltd. (a)	3,500	50,162
Hutchison Whampoa Ltd.	31,000	268,116
Li & Fung Ltd. (a)	36,000	69,762
Link (REIT) (a)	11,000	44,902
MTR Corp., Ltd.	17,500	59,889
Noble Group Ltd.	51,363	45,859
NWS Holdings Ltd. (a)	30,000	43,605
Orient Overseas International Ltd.	5,000	24,534
Power Assets Holdings Ltd. (a)	14,000	105,027
Shangri-La Asia Ltd. (a)	12,000	22,890
SJM Holdings Ltd.	12,000	22,327
Sun Hung Kai Properties Ltd. (a)	5,000	59,299
Swire Pacific Ltd. "A"	2,000	23,303
Wharf Holdings Ltd.	6,000	33,397
Yue Yuen Industrial (Holdings) Ltd. (a)	5,000	15,609
(Cost $1,209,738)		1,489,896
	Shares	Value ($)

Ireland 2.7%
CRH PLC (b)	20,956	402,877
CRH PLC (b)	55,133	1,069,886
Elan Corp. PLC*	14,234	207,495
Experian PLC	1,159	16,372
(Cost $1,602,046)		1,696,630
Italy 4.2%
Assicurazioni Generali SpA	8,011	108,714
Atlantia SpA	7,403	94,552
Autogrill SpA	2,933	26,636
Enel Green Power SpA	16,188	25,665
Enel SpA (a)	78,094	252,015
Eni SpA	11,163	238,234
Fiat Industrial SpA	20,463	201,651
Fiat SpA* (a)	22,794	115,339
Finmeccanica SpA*	7,959	32,186
Intesa Sanpaolo (a)	68,028	97,301
Luxottica Group SpA	2,649	92,883
Mediaset SpA	19,700	34,466
Pirelli & C. SpA (a)	5,969	62,965
Prysmian SpA	5,291	79,139
Saipem SpA	1,672	74,463
Snam SpA	16,191	72,180
Telecom Italia SpA	554,210	546,139
Telecom Italia SpA (RSP)	357,071	287,228
Terna — Rete Elettrica Nationale SpA (a)	14,939	53,827
UBI Banca — Unione di Banche Italiane ScpA (a)	3,919	12,863
UniCredit SpA*	26,606	100,817
(Cost $2,959,504)		2,609,263
Japan 11.4%
AEON Co., Ltd. (a)	5,200	64,818
Ajinomoto Co., Inc. (a)	6,000	83,412
Alfresa Holdings Corp.	500	26,502
Asahi Group Holdings Ltd. (a)	3,400	73,024
Asahi Kasei Corp.	5,000	27,125
Astellas Pharma, Inc.	3,800	165,984
Bridgestone Corp.	1,200	27,525
Canon, Inc. (a)	1,500	60,064
Central Japan Railway Co.	3	23,709
Chubu Electric Power Co., Inc.	9,900	160,735
Chugai Pharmaceutical Co., Ltd. (a)	2,300	43,544
Chugoku Electric Power Co., Inc.	4,300	70,798
Dai-ichi Life Insurance Co., Ltd.	35	40,544
Daiichi Sankyo Co., Ltd. (a)	5,800	97,655
Dainippon Sumitomo Pharma Co., Ltd.	1,800	18,360
Daito Trust Construction Co., Ltd.	400	37,944
Daiwa House Industry Co., Ltd.	2,000	28,393
Daiwa Securities Group, Inc. (a)	10,000	37,650
Denso Corp.	800	27,239
Eisai Co., Ltd. (a)	2,100	92,198
Electric Power Development Co., Ltd.	1,600	41,961
FamilyMart Co., Ltd.	500	22,894
FANUC Corp. (a)	200	32,859
FUJIFILM Holdings Corp.	1,200	22,686
Hisamitsu Pharmaceutical Co., Inc. (a)	700	34,477
Hitachi Ltd.	7,000	43,051
	Shares	Value ($)

Hokkaido Electric Power Co., Inc.	2,100	27,142
Hokuriku Electric Power Co.	2,800	43,577
Honda Motor Co., Ltd.	1,600	55,735
HOYA Corp.	1,400	30,847
Idemitsu Kosan Co., Ltd.	300	26,827
INPEX Corp. (a)	21	117,733
Japan Real Estate Investment Corp. (REIT)	5	45,968
Japan Tobacco, Inc.	7,400	219,288
JFE Holdings, Inc.	1,400	23,409
JX Holdings, Inc.	22,920	117,740
Kansai Electric Power Co., Inc.	11,900	142,558
Kao Corp.	4,500	124,110
KDDI Corp.	34	219,312
Keyence Corp.	110	27,205
Kikkoman Corp.	2,000	24,734
Kirin Holdings Co., Ltd.	8,000	94,286
Komatsu Ltd.	900	21,571
Kyocera Corp.	400	34,539
Kyowa Hakko Kirin Co., Ltd.	3,000	30,823
Kyushu Electric Power Co., Inc.	5,600	66,433
Lawson, Inc. (a)	500	34,981
MEIJI Holdings Co., Ltd.	500	22,953
Mitsubishi Chemical Holdings Corp.	6,500	28,627
Mitsubishi Corp.	1,900	38,368
Mitsubishi Estate Co., Ltd.	4,000	71,756
Mitsubishi Tanabe Pharma Corp.	2,200	31,612
Mitsubishi UFJ Financial Group, Inc.	43,700	209,139
Mitsui & Co., Ltd.	2,500	37,092
Mitsui Fudosan Co., Ltd.	3,000	58,196
Mizuho Financial Group, Inc.	77,200	130,687
MS&AD Insurance Group Holdings, Inc.	2,400	42,008
Nintendo Co., Ltd.	200	23,337
Nippon Building Fund, Inc. (REIT)	4	38,732
Nippon Meat Packers, Inc.	2,000	26,486
Nippon Steel Corp.	16,000	36,256
Nippon Telegraph & Telephone Corp.	5,409	251,314
Nishi-Nippon City Bank Ltd.	8,000	19,495
Nissan Motor Co., Ltd. (a)	3,400	32,200
Nisshin Seifun Group, Inc.	3,000	35,117
Nissin Foods Holdings Co., Ltd.	700	26,670
NKSJ Holdings, Inc.	1,750	37,299
Nomura Holdings, Inc.	12,000	44,815
Nomura Real Estate Office Fund, Inc. (REIT)	5	28,231
NTT DoCoMo, Inc.	187	311,201
Olympus Corp.*	1,900	30,816
Ono Pharmaceutical Co., Ltd.	700	44,029
Oriental Land Co., Ltd.	200	22,873
ORIX Corp.	580	53,985
Osaka Gas Co., Ltd.	30,000	125,747
Otsuka Holdings KK	2,600	79,665
Panasonic Corp. (a)	3,100	25,214
Resona Holdings, Inc.	6,900	28,479
Santen Pharmaceutical Co., Ltd. (a)	700	28,709
Seven & I Holdings Co., Ltd.	6,200	186,814
Shikoku Electric Power Co., Inc. (a)	2,600	55,209
Shin-Etsu Chemical Co., Ltd.	700	38,512
Shionogi & Co., Ltd.	3,400	46,235
Shiseido Co., Ltd. (a)	3,500	55,179
SOFTBANK Corp. (a)	11,000	408,970
	Shares	Value ($)

Sony Corp.	1,300	18,500
Sumitomo Chemical Co., Ltd.	6,000	18,452
Sumitomo Mitsui Financial Group, Inc.	4,800	158,347
Sumitomo Mitsui Trust Holdings, Inc.	13,410	40,062
Sumitomo Realty & Development Co., Ltd.	2,000	49,210
Suzuken Co., Ltd.	900	30,355
Sysmex Corp. (a)	400	15,808
T&D Holdings, Inc.	3,600	38,395
Taisho Pharmaceutical Holdings Co., Ltd.	300	25,361
Takeda Pharmaceutical Co., Ltd.	6,300	285,890
Terumo Corp. (a)	1,400	57,517
Toho Gas Co., Ltd.	7,000	43,475
Tohoku Electric Power Co., Inc.*	6,200	62,291
Tokio Marine Holdings, Inc.	2,200	55,317
Tokyo Electric Power Co., Inc.* (a)	24,100	46,581
Tokyo Gas Co., Ltd.	35,000	178,747
TonenGeneral Sekiyu KK	4,000	35,504
Toray Industries, Inc.	4,000	27,281
Toshiba Corp.	8,000	30,363
Toyo Suisan Kaisha Ltd.	1,000	26,695
Toyota Motor Corp.	2,200	88,672
Unicharm Corp. (a)	900	51,270
Yakult Honsha Co., Ltd. (a)	700	27,405
(Cost $6,569,564)		7,157,494
Luxembourg 0.4%
ArcelorMittal	4,154	64,171
Millicom International Cellular SA (SDR) (a)	1,194	112,652
Tenaris SA (a)	2,802	48,990
(Cost $178,537)		225,813
Macau 0.1%
Sands China Ltd. (a)	16,000	51,254
Wynn Macau Ltd. (a)	9,200	21,681
(Cost $36,554)		72,935
Netherlands 6.6%
AEGON NV	16,984	79,113
Akzo Nobel NV	2,534	119,199
ASML Holding NV	26,790	1,365,146
Corio NV (REIT)	729	32,110
Gemalto NV	952	68,464
Heineken Holding NV	913	40,864
Heineken NV	1,492	77,934
ING Groep NV (CVA)*	36,097	243,540
Koninklijke (Royal) KPN NV (a)	76,082	728,517
Koninklijke Ahold NV	6,503	80,581
Koninklijke DSM NV (a)	1,774	87,525
Koninklijke Philips Electronics NV	6,373	126,017
Koninklijke Vopak NV	374	23,983
Randstad Holding NV	918	27,110
Reed Elsevier NV	27,842	318,494
Royal Dutch Shell PLC "A"	1,952	65,756
Royal Dutch Shell PLC "B"	2,331	81,352
TNT Express NV	2,201	25,747
Unilever NV (CVA)	9,392	314,354
Wolters Kluwer NV	13,342	212,399
(Cost $3,521,259)		4,118,205
	Shares	Value ($)

Norway 2.0%
DnB ASA	26,828	266,891
Gjensidige Forsikring ASA	5,502	64,013
Norsk Hydro ASA (a)	22,115	99,810
Statoil ASA	7,119	170,230
Telenor ASA	27,914	465,537
Yara International ASA	4,676	204,778
(Cost $804,779)		1,271,259
Singapore 3.3%
CapitaLand Ltd. (a)	20,000	43,175
ComfortDelGro Corp., Ltd.	29,000	35,536
DBS Group Holdings Ltd.	10,000	110,380
Fraser & Neave Ltd.	13,000	72,448
Genting Singapore PLC (a)	175,000	196,393
Global Logistic Properties Ltd.	17,000	28,321
Golden Agri-Resources Ltd.	173,000	92,483
Hutchison Port Holdings Trust (Units)	63,000	45,037
Jardine Cycle & Carriage Ltd.	3,000	110,686
Keppel Corp., Ltd.	15,400	126,189
Olam International Ltd. (a)	43,000	62,574
Oversea-Chinese Banking Corp., Ltd.	14,000	97,802
SembCorp Industries Ltd.	16,000	65,413
SembCorp Marine Ltd.	8,000	30,546
Singapore Airlines Ltd.	6,000	49,324
Singapore Exchange Ltd.	7,000	35,140
Singapore Press Holdings Ltd.	37,000	114,250
Singapore Technologies Engineering Ltd.	15,000	37,016
Singapore Telecommunications Ltd.	157,000	410,071
StarHub Ltd.	14,000	37,960
United Overseas Bank Ltd.	7,000	104,024
Wilmar International Ltd. (a)	50,000	143,742
(Cost $1,513,521)		2,048,510
Spain 5.0%
Abertis Infraestructuras SA	8,822	119,449
Acciona SA	263	15,705
ACS, Actividades de Construccion y Servicios SA (a)	3,929	84,228
Amadeus IT Holding SA "A"	19,394	410,709
Banco Bilbao Vizcaya Argentaria SA (a)	15,923	114,763
Banco Santander SA	30,537	203,950
Enagas SA	2,258	41,204
Ferrovial SA	10,842	122,245
Gas Natural SDG SA	4,736	60,838
Iberdrola SA (a)	50,661	239,874
Industria de Diseno Textil SA	4,242	438,748
Red Electrica Corporacion SA (a)	1,484	64,717
Repsol YPF SA (a)	24,012	386,069
Telefonica SA (a)	61,238	807,915
Zardoya Otis SA (a)	3,050	33,940
(Cost $3,292,036)		3,144,354
Sweden 3.5%
Assa Abloy AB "B"	1,207	33,751
Atlas Copco AB "A"	2,084	44,996
Boliden AB (a)	5,037	70,458
	Shares	Value ($)

Electrolux AB "B"	1,087	21,703
Hennes & Mauritz AB "B"	5,804	208,670
Hexagon AB "B"	2,788	48,078
Holmen AB "B"	1,214	33,050
Husqvarna AB "B" (a)	4,852	22,969
Modern Times Group "B"	537	24,922
Nordea Bank AB	10,270	88,912
Sandvik AB	3,095	39,846
Skandinaviska Enskilda Banken AB "A"	4,035	26,302
Skanska AB "B"	1,724	26,441
SKF AB "B"	1,279	25,304
SSAB AB "A" (a)	2,870	23,883
Svenska Cellulosa AB "B"	8,288	124,472
Svenska Handelsbanken AB "A"	1,999	65,896
Swedbank AB "A"	3,758	59,428
Swedish Match AB	10,942	441,596
Tele2 AB "B" (a)	5,797	89,845
Telefonaktiebolaget LM Ericsson "B"	42,182	384,907
TeliaSonera AB	38,625	247,099
Volvo AB "B"	2,677	30,667
(Cost $1,868,386)		2,183,195
Switzerland 7.3%
ABB Ltd. (Registered)* (a)	7,290	118,974
Actelion Ltd. (Registered)*	481	19,756
Adecco SA (Registered)*	824	36,669
Aryzta AG*	598	29,718
Compagnie Financiere Richemont SA "A"	2,708	148,616
Credit Suisse Group AG (Registered)*	2,979	54,423
Geberit AG (Registered)* (a)	246	48,524
Givaudan SA (Registered)*	61	59,913
Holcim Ltd. (Registered)*	1,280	70,914
Lindt & Spruengli AG (Registered)*	1	36,738
Lonza Group AG (Registered)*	466	19,405
Nestle SA (Registered)	20,152	1,202,095
Novartis AG (Registered)	11,006	613,914
Roche Holding AG (Genusschein)	3,449	595,392
Sika AG (a)	19	36,593
Sonova Holding AG (Registered)*	289	27,887
STMicroelectronics NV	8,506	46,779
Swatch Group AG (Bearer)	186	73,593
Swiss Re AG.*	723	45,421
Swisscom AG (Registered) (a)	2,114	849,828
Syngenta AG (Registered)	435	148,502
UBS AG (Registered)*	8,918	104,291
Wolseley PLC	918	34,299
Xstrata PLC	2,858	36,074
Zurich Insurance Group AG*	398	89,797
(Cost $3,015,915)		4,548,115
United Kingdom 7.2%
Anglo American PLC	1,947	63,881
ARM Holdings PLC	37,523	298,811
AstraZeneca PLC	8,219	367,381
BAE Systems PLC	8,559	38,733
Barclays PLC	8,467	21,674
BG Group PLC	3,267	66,868
BHP Billiton PLC	3,282	93,722
	Shares	Value ($)

BP PLC	14,756	98,868
British American Tobacco PLC	2,622	133,455
British Sky Broadcasting Group PLC	3,065	33,452
BT Group PLC	34,124	113,118
Burberry Group PLC	877	18,293
Capita PLC	1,652	16,987
Centrica PLC	23,148	115,397
Compass Group PLC	1,662	17,433
Diageo PLC	3,511	90,321
GlaxoSmithKline PLC	32,944	747,033
HSBC Holdings PLC	12,924	113,957
Imperial Tobacco Group PLC	1,507	57,985
Inmarsat PLC	3,673	28,254
International Consolidated Airlines Group SA*	24,813	62,357
Kingfisher PLC	7,038	31,822
Lloyds Banking Group PLC*	35,330	17,378
Marks & Spencer Group PLC	6,157	31,476
National Grid PLC	14,501	153,488
Pearson PLC (a)	2,051	40,735
Reckitt Benckiser Group PLC	814	42,932
Reed Elsevier PLC	4,792	38,444
Rio Tinto PLC	1,800	85,967
Rolls-Royce Holdings PLC*	1,946	26,253
Rolls-Royce Holdings PLC "C" (Entitlment Shares)*	206,276	323
SABMiller PLC	1,281	51,454
Severn Trent PLC	1,531	39,653
Shire PLC	3,629	104,300
Smith & Nephew PLC	6,163	61,694
Smiths Group PLC	1,710	27,218
SSE PLC	4,799	104,627
Standard Chartered PLC	1,687	36,778
Subsea 7 SA (a)	1,418	28,150
Tesco PLC	10,251	49,829
The Sage Group PLC	35,008	152,114
Unilever PLC	1,529	51,388
United Utilities Group PLC	5,004	52,945
Veripos, Inc.*	141	383
Vodafone Group PLC	218,220	613,119
William Morrison Supermarkets PLC	5,677	23,693
WPP PLC	3,863	46,952
(Cost $3,348,856)		4,511,095
United States 0.2%
SXC Health Solutions Corp.* (Cost $130,856)	1,400	139,037
Total Common Stocks (Cost $48,133,451)		54,590,688

Preferred Stocks 0.4%
Germany 0.4%
Bayerische Motoren Werke (BMW) AG	416	20,523
Henkel AG & Co. KGaA	2,339	155,337
Porsche Automobil Holding SE (a)	395	19,669
Volkswagen AG	277	43,918
Total Preferred Stocks (Cost $134,955)		239,447
	Shares	Value ($)

Rights 0.0%
Australia
Echo Entertainment Group Ltd., Expiration Date 7/9/2012* (Cost $0)	1,311	1,315

Exchange-Traded Funds 9.9%
Emerging Markets
iShares MSCI Emerging Markets Index Fund (a)	77,400	3,033,306
Vanguard MSCI Emerging Markets Fund	79,900	3,192,005
Total Exchange-Traded Funds (Cost $5,123,459)		6,225,311
	Shares	Value ($)

Securities Lending Collateral 15.7%
Daily Assets Fund Institutional, 0.24% (c) (d) (Cost $9,798,815)	9,798,815	9,798,815

Cash Equivalents 1.7%
Central Cash Management Fund, 0.14% (c) (Cost $1,049,423)	1,049,423	1,049,423

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $64,240,103)+	114.9	71,904,999
Other Assets and Liabilities, Net	(14.9)	(9,308,422)
Net Assets	100.0	62,596,577

* Non-income producing security.

+ The cost for federal income tax purposes was $64,568,142. At June 30, 2012, net unrealized appreciation for all securities based on tax cost was $7,336,857. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $12,231,587 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,894,730.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2012 amounted to $9,699,610, which is 15.5% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CVA: Certificaten Van Aandelen

MSCI: Morgan Stanley Capital International

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

At June 30, 2012, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
ASX SPI 200 Index	AUD	9/20/2012	1	103,808	(592)
Euro Stoxx 50 Index	EUR	9/20/2012	31	884,647	46,187
FTSE 100 Index	GBP	9/20/2012	1	86,499	1,564
Nikkei 225 Index	USD	9/20/2012	4	182,500	12,334
Total net unrealized appreciation					59,493

Currency Abbreviations
AUD Australian Dollar EUR Euro GBP British Pound USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common, Preferred Stocks and Rights
Australia	$1,315	$2,360,555	$—	$2,361,870
Austria	—	360,568	—	360,568
Belgium	—	1,002,519	—	1,002,519
Bermuda	—	86,965	—	86,965
Canada	4,283,600	32,945	—	4,316,545
Denmark	—	1,338,262	—	1,338,262
Finland	—	2,176,972	—	2,176,972
France	—	4,459,606	—	4,459,606
Germany	—	3,512,342	—	3,512,342
Hong Kong	—	1,489,896	—	1,489,896
Ireland	—	1,696,630	—	1,696,630
Italy	—	2,609,263	—	2,609,263
Japan	—	7,157,494	—	7,157,494
Luxembourg	—	225,813	—	225,813
Macau	—	72,935	—	72,935
Netherlands	—	4,118,205	—	4,118,205
Norway	—	1,271,259	—	1,271,259
Singapore	—	2,048,510	—	2,048,510
Spain	—	3,144,354	—	3,144,354
Sweden	—	2,183,195	—	2,183,195
Switzerland	—	4,548,115	—	4,548,115
United Kingdom	—	4,510,712	383	4,511,095
United States	139,037	—	—	139,037
Exchange-Traded Funds	6,225,311	—	—	6,225,311
Short-Term Investments (e)	10,848,238	—	—	10,848,238
Derivatives (f)	60,085	—	—	60,085
Total	$21,557,586	$50,407,115	$383	$71,965,084
Liabilities
Derivatives (f)	$(592)	$—	$—	$(592)
Total	$(592)	$—	$—	$(592)

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended June 30, 2012.

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2012 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $53,391,865) — including $9,699,610 of securities loaned	$61,056,761
Investment in Daily Assets Fund Institutional (cost $9,798,815)*	9,798,815
Investment in Central Cash Management Fund (cost $1,049,423)	1,049,423
Total investments in securities, at value (cost $64,240,103)	71,904,999
Foreign currency, at value (cost $225,743)	226,358
Deposits with broker for futures contracts	139,519
Receivable for investments sold	45,073
Receivable for Fund shares sold	16,364
Dividends receivable	100,956
Interest receivable	8,034
Receivable for variation margin on futures contracts	59,493
Foreign taxes recoverable	51,642
Total assets	72,552,438
Liabilities
Payable upon return of securities loaned	9,798,815
Payable for investments purchased	18,872
Payable for Fund shares redeemed	27,096
Accrued management fee	32,088
Accrued Trustees' fees	99
Other accrued expenses and payables	78,891
Total liabilities	9,955,861
Net assets, at value	$62,596,577
Net Assets Consist of
Undistributed net investment income	1,121,503
Net unrealized appreciation (depreciation) on: Investments	7,664,896
Futures	59,493
Foreign currency	93
Accumulated net realized gain (loss)	(65,128,091)
Paid-in capital	118,878,683
Net assets, at value	$62,596,577
Class A Net Asset Value, offering and redemption price per share ($62,596,577 ÷ 8,968,539 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.98

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2012 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $182,362)	$1,496,240
Interest	392
Income distributions — Central Cash Management Fund	442
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	57,458
Total income	1,554,532
Expenses: Management fee	213,147
Administration fee	32,792
Services to shareholders	691
Custodian fee	33,214
Legal fees	3,934
Audit and tax fees	28,419
Reports to shareholders	15,690
Trustees' fees and expenses	2,672
Other	16,102
Total expenses	346,661
Net investment income (loss)	1,207,871
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (including foreign taxes of $153)	(202,408)
Futures	99,828
Foreign currency	(12,663)
(115,243)
Change in net unrealized appreciation (depreciation) on: Investments	870,821
Futures	41,230
Foreign currency	979
913,030
Net gain (loss)	797,787
Net increase (decrease) in net assets resulting from operations	$2,005,658

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations: Net investment income (loss)	$1,207,871	$1,861,273
Net realized gain (loss)	(115,243)	4,665,824
Change in net unrealized appreciation (depreciation)	913,030	(15,377,629)
Net increase (decrease) in net assets resulting from operations	2,005,658	(8,850,532)
Distributions to shareholders from: Net investment income: Class A	(1,885,705)	(1,512,225)
Total distributions	(1,885,705)	(1,512,225)
Fund share transactions: Class A Proceeds from shares sold	1,437,868	5,120,530
Reinvestment of distributions	1,885,705	1,512,225
Payments for shares redeemed	(5,652,721)	(14,636,659)
Net increase (decrease) in net assets from Class A share transactions	(2,329,148)	(8,003,904)
Increase (decrease) in net assets	(2,209,195)	(18,366,661)
Net assets at beginning of period	64,805,772	83,172,433
Net assets at end of period (including undistributed net investment income of $1,121,503 and $1,799,337, respectively)	$62,596,577	$64,805,772
Other Information
Class A Shares outstanding at beginning of period	9,288,789	10,297,508
Shares sold	198,885	689,406
Shares issued to shareholders in reinvestment of distributions	258,316	175,432
Shares redeemed	(777,451)	(1,873,557)
Net increase (decrease) in Class A shares	(320,250)	(1,008,719)
Shares outstanding at end of period	8,968,539	9,288,789

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/12 (Unaudited)		2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$6.98		$8.08	$7.45	$6.22	$16.76		$16.31
Income (loss) from investment operations: Net investment incomea	.13		.19	.14	.12	.33	c	.25
Net realized and unrealized gain (loss)	.08		(1.14)	.66	1.51	(6.67)		2.24
Total from investment operations	.21		(.95)	.80	1.63	(6.34)		2.49
Less distributions from: Net investment income	(.21)		(.15)	(.17)	(.40)	(.13)		(.46)
Net realized gains	—		—	—	—	(4.07)		(1.58)
Total distributions	(.21)		(.15)	(.17)	(.40)	(4.20)		(2.04)
Net asset value, end of period	$6.98		$6.98	$8.08	$7.45	$6.22		$16.76
Total Return (%)	2.89	**	(12.07)	10.93	29.36	(48.81	)b,d	16.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	63		65	83	86	91		236
Ratio of expenses before expense reductions (%)	1.06	*	1.03	.99	.94	1.02		.93
Ratio of expenses after expense reductions (%)	1.06	*	1.03	.99	.94	1.01		.93
Ratio of net investment income (%)	3.68	*	2.44	1.90	1.89	3.04	c	1.53
Portfolio turnover rate (%)	15	**	26	14	139	132		117
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reimbursed.
c Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.16 per share and 1.49% of average daily net assets, respectively.
d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.14% lower.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Diversified International Equity VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $64,396,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($25,232,000) and December 31, 2017 ($39,164,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in futures contracts, income received from passive foreign investment companies and and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2012, the Fund used futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2012 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $750,000 to $1,265,000.

The following table summarizes the value of the Fund's derivative instruments held as of June 30, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Equity Contracts (a)	$60,085

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liablity Derivative	Futures Contracts
Equity Contracts (a)	$(592)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$99,828

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$41,230

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the six months ended June 30, 2012, purchases and sales of investment transactions (excluding short-term investments) aggregated $9,537,020 and $13,206,700, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion	.650%
Next $1.75 billion	.635%
Next $1.75 billion	.620%
Over $5 billion	.605%

Accordingly, for the six months ended June 30, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.65% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2012, the Administration Fee was $32,792, of which $4,937 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2012, the amounts charged to the Fund by DISC aggregated $56, of which $19 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $6,860, of which $1,123 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Ownership of the Fund

At June 30, 2012, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 45%, 29% and 25%.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2012.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2012 to June 30, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2012
Actual Fund Return	Class A
Beginning Account Value 1/1/12	$1,000.00
Ending Account Value 6/30/12	$1,028.90
Expenses Paid per $1,000*	$5.35
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/12	$1,000.00
Ending Account Value 6/30/12	$1,019.59
Expenses Paid per $1,000*	$5.32

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Diversified International Equity VIP	1.06%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2DIE-3 (R-028380-1 8/12)

JUNE 30, 2012

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Dreman Small Mid Cap Value VIP

Contents
3 Performance Summary
4 Portfolio Summary
4 Portfolio Management Team
5 Investment Portfolio
8 Statement of Assets and Liabilities
9 Statement of Operations
9 Statement of Changes in Net Assets
11 Financial Highlights
13 Notes to Financial Statements
17 Information About Your Fund's Expenses
17 Proxy Voting
19 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Stocks of small and medium-sized companies involve greater risk than securities of larger, more-established companies. The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2012 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 are 0.90% and 1.24% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in DWS Dreman Small Mid Cap Value VIP

The Russell 2500™ Value Index is an unmanaged Index of those securities in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Dreman Small Mid Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,477	$9,416	$15,509	$9,728	$22,047
	Average annual total return	4.77%	-5.84%	15.75%	-0.55%	8.23%
Russell 2500 Value Index	Growth of $10,000	$10,815	$9,851	$16,760	$9,902	$20,625
	Average annual total return	8.15%	-1.49%	18.78%	-0.20%	7.51%
DWS Dreman Small Mid Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,460	$9,386	$15,355	$9,562	$21,627
	Average annual total return	4.60%	-6.14%	15.37%	-0.89%	8.02%
Russell 2500 Value Index	Growth of $10,000	$10,815	$9,851	$16,760	$9,902	$20,625
	Average annual total return	8.15%	-1.49%	18.78%	-0.20%	7.51%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

* The Fund commenced offering Class B shares on July 1, 2002. The performance shown for the index is for the time period of June 30, 2002 through June 30, 2012, which is based on the performance period of the life of the class.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/12	12/31/11

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Sector Diversification (As a % of Common Stocks)	6/30/12	12/31/11

Financials	28%	26%
Information Technology	18%	16%
Industrials	17%	17%
Consumer Discretionary	12%	12%
Health Care	6%	8%
Materials	6%	8%
Energy	6%	6%
Utilities	4%	4%
Consumer Staples	3%	3%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

The Fund's subadvisor is Dreman Value Management, L.L.C., a renowned investment firm with a 35-year history of style-pure value investing.
Mark Roach
Managing Director of Dreman Value Management, L.L.C. and Lead Portfolio Manager of the Fund. Joined the Fund in 2006.

David N. Dreman
Chairman of Dreman Value Management, L.L.C. and Portfolio Manager of the Fund. Joined the Fund in 2002.

E. Clifton Hoover, Jr., CFA
Chief Investment Officer and Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the Fund.
Joined the Fund in 2006.

Mario Tufano
Dreman Value Management, L.L.C., Associate Portfolio Manager of the Fund. Joined the Fund in 2010.

Investment Portfolio June 30, 2012 (Unaudited)
	Shares	Value ($)

Common Stocks 98.6%
Consumer Discretionary 11.7%
Auto Components 1.2%
Cooper Tire & Rubber Co.	159,050	2,789,737
Hotels, Restaurants & Leisure 2.7%
Brinker International, Inc. (a)	102,655	3,271,615
International Speedway Corp. "A"	116,975	3,062,405
		6,334,020
Household Durables 1.1%
Whirlpool Corp. (a)	44,150	2,700,214
Leisure Equipment & Products 1.3%
Mattel, Inc.	96,125	3,118,295
Media 1.5%
Meredith Corp. (a)	108,375	3,461,498
Multiline Retail 1.4%
Big Lots, Inc.* (a)	79,949	3,261,120
Textiles, Apparel & Luxury Goods 2.5%
Hanesbrands, Inc.* (a)	123,975	3,437,827
The Jones Group, Inc. (a)	247,215	2,363,375
		5,801,202
Consumer Staples 3.1%
Beverages 1.8%
Constellation Brands, Inc. "A"*	153,650	4,157,769
Household Products 1.3%
Energizer Holdings, Inc.* (a)	39,775	2,993,069
Energy 5.4%
Energy Equipment & Services 3.2%
Atwood Oceanics, Inc.*	70,565	2,670,179
Nabors Industries Ltd.*	201,925	2,907,720
Superior Energy Services, Inc.*	96,400	1,950,172
		7,528,071
Oil, Gas & Consumable Fuels 2.2%
Arch Coal, Inc. (a)	101,600	700,024
Rosetta Resources, Inc.*	62,100	2,275,344
Ultra Petroleum Corp.* (a)	93,372	2,154,092
		5,129,460
Financials 27.9%
Capital Markets 1.6%
Raymond James Financial, Inc. (a)	107,825	3,691,928
Commercial Banks 10.4%
Associated Banc-Corp.	259,250	3,419,507
Bank of Hawaii Corp. (a)	69,225	3,180,889
BOK Financial Corp. (a)	59,700	3,474,540
East West Bancorp., Inc.	196,075	4,599,919
Fulton Financial Corp.	320,625	3,203,044
Webster Financial Corp.	161,400	3,495,924
Zions Bancorp. (a)	154,125	2,993,108
		24,366,931
Insurance 8.6%
Allied World Assurance Co. Holdings AG	51,525	4,094,692
Argo Group International Holdings Ltd. (a)	108,063	3,163,004
	Shares	Value ($)

Axis Capital Holdings Ltd.	96,700	3,147,585
Everest Re Group Ltd. (a)	41,475	4,292,248
Hartford Financial Services Group, Inc.	173,775	3,063,653
Unum Group (a)	129,900	2,484,987
		20,246,169
Real Estate Investment Trusts 7.3%
CBL & Associates Properties, Inc. (REIT) (a)	189,825	3,709,181
CommonWealth REIT (REIT)	130,681	2,498,621
Entertainment Properties Trust (REIT) (a)	73,775	3,032,890
Hospitality Properties Trust (REIT)	151,300	3,747,701
Weingarten Realty Investors (REIT) (a)	154,025	4,057,018
		17,045,411
Health Care 7.2%
Health Care Equipment & Supplies 1.5%
Teleflex, Inc.	58,825	3,583,031
Health Care Providers & Services 3.1%
LifePoint Hospitals, Inc.* (a)	91,575	3,752,743
Owens & Minor, Inc. (a)	117,875	3,610,511
		7,363,254
Life Sciences Tools & Services 1.4%
Charles River Laboratories International, Inc.*	96,275	3,153,969
Pharmaceuticals 1.2%
Endo Health Solutions, Inc.* (a)	90,400	2,800,592
Industrials 15.5%
Aerospace & Defense 2.5%
Alliant Techsystems, Inc.	46,650	2,359,090
Spirit AeroSystems Holdings, Inc. "A"* (a)	141,400	3,369,562
		5,728,652
Commercial Services & Supplies 2.0%
Pitney Bowes, Inc. (a)	148,050	2,216,309
The Brink's Co.	104,625	2,425,207
		4,641,516
Construction & Engineering 2.1%
Tutor Perini Corp.*	160,725	2,036,386
URS Corp.	84,375	2,943,000
		4,979,386
Electrical Equipment 2.6%
General Cable Corp.*	101,937	2,644,246
Hubbell, Inc. "B"	45,125	3,517,042
		6,161,288
Machinery 3.6%
Crane Co.	76,800	2,793,984
Oshkosh Corp.*	135,575	2,840,296
SPX Corp. (a)	43,400	2,834,888
		8,469,168
Road & Rail 1.1%
AMERCO (a)	28,050	2,523,659
Trading Companies & Distributors 1.6%
Textainer Group Holdings Ltd. (a)	102,575	3,785,018
	Shares	Value ($)

Information Technology 17.5%
Communications Equipment 1.7%
Arris Group, Inc.*	277,750	3,863,503
Computers & Peripherals 2.6%
NCR Corp.*	191,675	4,356,773
Synaptics, Inc.* (a)	61,036	1,747,460
		6,104,233
Electronic Equipment, Instruments & Components 2.6%
Arrow Electronics, Inc.*	78,015	2,559,672
Jabil Circuit, Inc.	170,600	3,468,298
		6,027,970
IT Services 3.7%
Amdocs Ltd.* (a)	100,850	2,997,262
DST Systems, Inc.	68,175	3,702,584
ManTech International Corp. "A" (a)	88,275	2,071,814
		8,771,660
Semiconductors & Semiconductor Equipment 5.1%
KLA-Tencor Corp. (a)	68,700	3,383,475
Microsemi Corp.*	160,975	2,976,428
PMC-Sierra, Inc.*	466,650	2,865,231
Teradyne, Inc.* (a)	197,700	2,779,662
		12,004,796
Software 1.8%
Synopsys, Inc.*	142,850	4,204,076
Materials 6.3%
Chemicals 0.9%
Huntsman Corp.	155,993	2,018,549
Containers & Packaging 2.2%
Owens-Illinois, Inc.*	112,300	2,152,791
Rock-Tenn Co. "A"	55,325	3,017,979
		5,170,770
	Shares	Value ($)

Metals & Mining 3.2%
Coeur d'Alene Mines Corp.*	119,950	2,106,322
IAMGOLD Corp. (a)	163,375	1,927,825
Reliance Steel & Aluminum Co. (a)	70,925	3,581,713
		7,615,860
Utilities 4.0%
Electric Utilities 1.4%
Portland General Electric Co.	126,650	3,376,489
Gas Utilities 1.3%
AGL Resources, Inc. (a)	75,100	2,910,125
Multi-Utilities 1.3%
Ameren Corp.	90,975	3,051,301
Total Common Stocks (Cost $205,057,792)		230,933,759

Securities Lending Collateral 30.3%
Daily Assets Fund Institutional, 0.24% (b) (c) (Cost $71,020,986)	71,020,986	71,020,986

Cash Equivalents 1.5%
Central Cash Management Fund, 0.14% (b) (Cost $3,459,783)	3,459,783	3,459,783

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $279,538,561)+	130.4	305,414,528
Other Assets and Liabilities, Net	(30.4)	(71,147,499)
Net Assets	100.0	234,267,029

* Non-income producing security.

+ The cost for federal income tax purposes was $280,116,649. At June 30, 2012, net unrealized appreciation for all securities based on tax cost was $25,297,879. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $47,450,792 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $22,152,913.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2012 amounted to $71,276,920, which is 30.4% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$230,933,759	$—	$—	$230,933,759
Short-Term Investments (d)	74,480,769	—	—	74,480,769
Total	$305,414,528	$—	$—	$305,414,528

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended June 30, 2012.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2012 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $205,057,792) — including $71,276,920 of securities loaned	$230,933,759
Investment in Daily Assets Fund Institutional (cost $71,020,986)*	71,020,986
Investment in Central Cash Management Fund (cost $3,459,783)	3,459,783
Total investments in securities, at value (cost $279,538,561)	305,414,528
Receivable for Fund shares sold	35,951
Dividends receivable	271,920
Interest receivable	25,108
Other assets	42
Total assets	305,747,549
Liabilities
Payable upon return of securities loaned	71,020,986
Payable for Fund shares redeemed	245,735
Accrued management fee	120,414
Acrued Trustees' fees	80
Accrued expenses and payables	93,305
Total liabilities	71,480,520
Net assets, at value	$234,267,029
Net Assets Consist of:
Undistributed net investment income	1,344,333
Net unrealized appreciation (depreciation) on investments	25,875,967
Accumulated net realized gain (loss)	(78,716,973)
Paid-in capital	285,763,702
Net assets, at value	$234,267,029
Class A Net Asset Value, offering and redemption price per share ($214,066,410 ÷ 18,182,159 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.77
Class B Net Asset Value, offering and redemption price per share ($20,200,619 ÷ 1,713,801 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.79

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2012 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $310)	$2,233,523
Interest	15,785
Income distributions — Central Cash Management Fund	2,900
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	124,497
Total income	2,376,705
Expenses: Management fee	794,033
Administration fee	122,233
Services to shareholders	4,514
Distribution service fee (Class B)	26,398
Record keeping fees (Class B)	9,753
Custodian fee	5,616
Professional fees	32,676
Reports to shareholders	35,306
Trustees' fees and expenses	5,372
Other	6,611
Total expenses	1,042,512
Net investment income (loss)	1,334,193
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	6,804,529
Change in net unrealized appreciation (depreciation) on investments	3,322,862
Net gain (loss)	10,127,391
Net increase (decrease) in net assets resulting from operations	$11,461,584

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations: Net investment income (loss)	$1,334,193	$2,755,641
Net realized gain (loss)	6,804,529	18,942,284
Change in net unrealized appreciation (depreciation)	3,322,862	(38,142,173)
Net increase (decrease) in net assets resulting from operations	11,461,584	(16,444,248)
Distributions to shareholders from: Net investment income: Class A	(2,544,018)	(2,506,080)
Class B	(170,068)	(161,946)
Total distributions	(2,714,086)	(2,668,026)
Fund share transactions: Class A Proceeds from shares sold	10,005,463	34,090,411
Reinvestment of distributions	2,544,018	2,506,080
Payments for shares redeemed	(21,995,322)	(51,431,426)
Net increase (decrease) in net assets from Class A share transactions	(9,445,841)	(14,834,935)
Class B Proceeds from shares sold	1,745,194	3,518,495
Reinvestment of distributions	170,068	161,946
Payments for shares redeemed	(2,872,009)	(7,516,325)
Net increase (decrease) in net assets from Class B share transactions	(956,747)	(3,835,884)
Increase (decrease) in net assets	(1,655,090)	(37,783,093)
Net assets at beginning of period	235,922,119	273,705,212
Net assets at end of period (including undistributed net investment income of $1,344,333 and $2,724,226, respectively)	$234,267,029	$235,922,119
Other Information
Class A Shares outstanding at beginning of period	18,969,648	20,271,172
Shares sold	824,072	2,809,599
Shares issued to shareholders in reinvestment of distributions	207,168	187,020
Shares redeemed	(1,818,729)	(4,298,143)
Net increase (decrease) in Class A shares	(787,489)	(1,301,524)
Shares outstanding at end of period	18,182,159	18,969,648
Class B Shares outstanding at beginning of period	1,796,701	2,147,844
Shares sold	140,986	291,322
Shares issued to shareholders in reinvestment of distributions	13,826	12,068
Shares redeemed	(237,712)	(654,533)
Net increase (decrease) in Class B shares	(82,900)	(351,143)
Shares outstanding at end of period	1,713,801	1,796,701

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/12 (Unaudited)		2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$11.36		$12.21	$10.04	$7.93	$20.12		$22.93
Income (loss) from investment operations: Net investment incomea	.07		.13	.12	.16	.13		.18
Net realized and unrealized gain (loss)	.48		(.85)	2.19	2.11	(4.92)		.54
Total from investment operations	.55		(.72)	2.31	2.27	(4.79)		.72
Less distributions from: Net investment income	(.14)		(.13)	(.14)	(.16)	(.29)		(.23)
Net realized gains	—		—	—	—	(7.11)		(3.30)
Total distributions	(.14)		(.13)	(.14)	(.16)	(7.40)		(3.53)
Net asset value, end of period	$11.77		$11.36	$12.21	$10.04	$7.93		$20.12
Total Return (%)	4.77	**	(6.08)	23.07	29.70	(33.42	)b	3.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	214		216	247	235	223		468
Ratio of expenses before expense reductions (%)	.82	*	.81	.82	.79	.83		.78
Ratio of expenses after expense reductions (%)	.82	*	.81	.82	.79	.82		.78
Ratio of net investment income (%)	1.12	*	1.08	1.14	1.92	1.13		.85
Portfolio turnover rate (%)	5	**	36	38	72	49		110
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/12 (Unaudited)		2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$11.36		$12.20	$10.03	$7.92	$20.08		$22.88
Income (loss) from investment operations: Net investment incomea	.05		.09	.08	.13	.09		.10
Net realized and unrealized gain (loss)	.48		(.85)	2.19	2.12	(4.92)		.54
Total from investment operations	.53		(.76)	2.27	2.25	(4.83)		.64
Less distributions from: Net investment income	(.10)		(.08)	(.10)	(.14)	(.22)		(.14)
Net realized gains	—		—	—	—	(7.11)		(3.30)
Total distributions	(.10)		(.08)	(.10)	(.14)	(7.33)		(3.44)
Net asset value, end of period	$11.79		$11.36	$12.20	$10.03	$7.92		$20.08
Total Return (%)	4.60	**	(6.33)	22.66	29.28	(33.67	)b	2.67
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20		20	26	23	24		34
Ratio of expenses before expense reductions (%)	1.17	*	1.15	1.17	1.14	1.18		1.16
Ratio of expenses after expense reductions (%)	1.17	*	1.15	1.17	1.14	1.17		1.16
Ratio of net investment income (%)	.78	*	.74	.79	1.57	.78		.47
Portfolio turnover rate (%)	5	**	36	38	72	49		110
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Dreman Small Mid Cap Value VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $84,943,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to income received from Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the six months ended June 30, 2012, purchases and sales of investment transactions (excluding short-term investments) aggregated $11,036,762 and $24,652,852, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Dreman Value Management, L.L.C. ("DVM") serves as subadvisor. As a subadvisor to the Fund, DVM makes investment decisions and buys and sells securities for the Fund. DVM is paid by the Advisor for the services DVM provides to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.650%
Next $750 million	.620%
Next $1.5 billion	.600%
Next $2.5 billion	.580%
Next $2.5 billion	.550%
Next $2.5 billion	.540%
Next $2.5 billion	.530%
Over $12.5 billion	.520%

Accordingly, for the six months ended June 30, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.65% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2012, the Administration Fee was $122,233, of which $18,525 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2012, the amounts charged to the Fund by DISC were as follows:
Service to Shareholders	Total Aggregated	Unpaid at June 30, 2012
Class A	$278	$87
Class B	200	54
	$478	$141

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2012, the Distribution Service Fee aggregated $26,398, of which $3,993 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $12,790, of which $4,133 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Ownership of the Fund

At June 30, 2012, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 37%, 23% and 13%. Three participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 39%, 12% and 12%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2012.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2012 to June 30, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2012
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/12	$1,000.00	$1,000.00
Ending Account Value 6/30/12	$1,047.70	$1,046.00
Expenses Paid per $1,000*	$4.17	$5.95
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/12	$1,000.00	$1,000.00
Ending Account Value 6/30/12	$1,020.79	$1,019.05
Expenses Paid per $1,000*	$4.12	$5.87

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Dreman Small Mid Cap Value VIP	.82%	1.17%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2DSMC-3 (R-028381-1 8/12)

JUNE 30, 2012

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Government & Agency Securities VIP

Contents
3 Performance Summary
4 Portfolio Summary
4 Portfolio Management Team
5 Investment Portfolio
8 Statement of Assets and Liabilities
9 Statement of Operations
10 Statement of Changes in Net Assets
12 Financial Highlights
14 Notes to Financial Statements
20 Information About Your Fund's Expenses
20 Proxy Voting
22 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. In the current market environment, mortgage-backed securities are experiencing increased volatility. The Fund may lend securities to approved institutions. The "full faith and credit" guarantee of the U.S. government applies to the timely repayment of interest, and does not eliminate market risk. Because of the rising U.S. government debt burden, it is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2012 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 are 0.67% and 1.01% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in DWS Government & Agency Securities VIP

The Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Government & Agency Securities VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,155	$10,482	$12,059	$13,890	$16,476
	Average annual total return	1.55%	4.82%	6.44%	6.79%	5.12%
Barclays GNMA Index	Growth of $10,000	$10,163	$10,593	$12,033	$14,101	$17,168
	Average annual total return	1.63%	5.93%	6.36%	7.11%	5.55%
DWS Government & Agency Securities VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,135	$10,446	$11,930	$13,638	$15,867
	Average annual total return	1.35%	4.46%	6.06%	6.40%	4.73%
Barclays GNMA Index	Growth of $10,000	$10,163	$10,593	$12,033	$14,101	$17,168
	Average annual total return	1.63%	5.93%	6.36%	7.11%	5.55%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio)	6/30/12	12/31/11

Mortgage-Backed Securities Pass-Throughs	68%	64%
Government & Agency Obligations	15%	22%
Collateralized Mortgage Obligations	14%	14%
Cash Equivalents	3%	—
	100%	100%

Coupons*	6/30/12	12/31/11

Less than 4.5%	66%	43%
4.5%-5.49%	16%	39%
5.5%-6.49%	11%	13%
6.5%-7.49%	6%	4%
7.5% and Greater	1%	1%
	100%	100%

Interest Rate Sensitivity	6/30/12	12/31/11

Effective Maturity	4.8 years	5.0 years
Effective Duration	3.8 years	4.4 years

* Excludes Cash Equivalents, U.S. Treasury Bills and Options Purchased.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

William Chepolis, CFA
Ohn Choe, CFA
John D. Ryan
Portfolio Managers

Investment Portfolio June 30, 2012 (Unaudited)
	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 76.5%
Federal Home Loan Mortgage Corp.:
4.0%, 5/1/2040 (a)	14,000,000	14,857,500
7.0%, 6/1/2032	736	836
Federal National Mortgage Association:
4.0%, 6/1/2040 (a)	4,000,000	4,257,188
4.5%, 6/1/2039 (a)	14,000,000	15,018,282
5.0%, 10/1/2033	274,606	298,195
Government National Mortgage Association:
3.0%, 2/1/2042 (a)	4,000,000	4,143,125
4.0%, with various maturities from 8/1/2040 until 6/15/2042 (a)	11,125,840	12,139,494
4.5%, with various maturities from 6/20/2033 until 12/20/2041 (a)	3,136,060	3,648,731
4.55%, 1/15/2041	621,186	689,179
4.625%, 5/15/2041	201,127	223,280
5.0%, with various maturities from 11/20/2032 until 4/15/2042 (a)	9,068,372	10,134,514
5.5%, with various maturities from 3/15/2029 until 7/20/2040 (a)	22,402,378	24,846,656
6.0%, with various maturities from 7/15/2014 until 5/15/2040 (a)	8,312,046	9,352,592
6.5%, with various maturities from 4/15/2031 until 2/15/2039	3,443,318	3,925,864
7.0%, with various maturities from 2/20/2027 until 11/15/2038	651,575	748,493
7.5%, 10/20/2031	9,661	11,308
Total Mortgage-Backed Securities Pass-Throughs (Cost $99,917,518)		104,295,237

Collateralized Mortgage Obligations 16.1%
Fannie Mae Benchmark Remic, "ZA", Series 2007-B2, 5.5%, 6/25/2037	1,850,428	2,142,371
Federal Home Loan Mortgage Corp.:
"OA", Series 3179, Principal Only, Zero Coupon, 7/15/2036	594,680	579,712
"YI", Series 3936, Interest Only, 3.0%, 6/15/2025	269,739	21,711
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025	1,947,689	183,967
"WI", Series 3939, Interest Only, 3.0%, 10/15/2025	1,141,333	86,073
"EI", Series 3953, Interest Only, 3.0%, 11/15/2025	1,507,419	126,075
"IO", Series 3974, Interest Only, 3.0%, 12/15/2025	317,750	27,278
"DI", Series 4010, Interest Only, 3.0%, 2/15/2027	322,430	32,032
"AI", Series 3900, Interest Only, 3.5%, 7/15/2013	5,423,376	183,510
"IA", Series 3800, Interest Only, 3.5%, 12/15/2022	2,408,735	82,985
"IK", Series 3754, Interest Only, 3.5%, 6/15/2025	2,101,704	164,579
	Principal Amount ($)	Value ($)

"NI", Series 3657, Interest Only, 4.5%, 8/15/2027	1,433,578	93,526
"ZK", Series 3382, 5.0%, 7/15/2037	1,256,953	1,440,358
"22", Series 243, Interest Only, 5.008%*, 6/15/2021	1,342,825	126,388
"SC", Series 3326, Interest Only, 5.798%*, 6/15/2037	646,166	80,115
"PI", Series 2535, Interest Only, 6.0%, 9/15/2032	569,733	33,170
"MI", Series 3871, Interest Only, 6.0%, 4/15/2040	301,059	45,830
"WS", Series 2877, Interest Only, 6.358%*, 10/15/2034	592,804	50,978
"A", Series 172, Interest Only, 6.5%, 1/1/2024	34,962	5,323
"S", Series 2416, Interest Only, 7.858%*, 2/15/2032	457,230	90,275
"ST", Series 2411, Interest Only, 8.508%*, 6/15/2021	1,597,220	242,220
"KS", Series 2064, Interest Only, 9.9%*, 5/15/2022	435,912	88,274
Federal National Mortgage Association:
"DI", Series 2011-136, Interest Only, 3.0%, 1/25/2026	317,024	29,216
"HI", Series 2010-123, Interest Only, 3.5%, 3/25/2024	752,197	58,418
"KI", Series 2011-72, Interest Only, 3.5%, 3/25/2025	2,782,555	172,105
"25", Series 351, Interest Only, 4.5%, 5/1/2019	312,389	31,520
"HI", Series 2009-77, Interest Only, 4.5%, 9/25/2027	939,197	78,342
"21", Series 334, Interest Only, 5.0%, 3/1/2018	150,043	11,688
"20", Series 334, Interest Only, 5.0%, 3/1/2018	226,140	18,193
''23", Series 339, Interest Only, 5.0%, 7/1/2018	320,442	28,648
"26", Series 381, Interest Only, 5.0%, 12/25/2020	102,832	9,032
"ZA", Series 2008-24, 5.0%, 4/25/2038	649,022	748,001
"30", Series 381, Interest Only, 5.5%, 11/25/2019	513,815	55,968
"PI", Series 2009-14, Interest Only, 5.5%, 3/25/2024	1,037,123	112,515
"WI", Series 2011-59, Interest Only, 6.0%, 5/25/2040	720,852	80,561
"101", Series 383, Interest Only, 6.5%, 9/1/2022	1,705,265	289,959
"ZQ", Series G93-39, 6.5%, 12/25/2023	335,308	378,922
"SA", Series 2005-42, Interest Only, 6.555%*, 5/25/2035	958,969	113,787
"ES", Series 2003-17, Interest Only, 6.805%*, 9/25/2022	3,371,610	188,507
"SA", Series G92-57, IOette, 82.6%*, 10/25/2022	52,650	128,980
Government National Mortgage Association:
"IE", Series 2011-128, Interest Only, 3.5%, 9/20/2026	1,517,276	176,227
"JY", Series 2010-20, 4.0%, 12/20/2033	1,896,752	2,088,173
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018	390,822	32,740
	Principal Amount ($)	Value ($)

"NI", Series 2010-44, Interest Only, 4.5%, 10/20/2037	811,290	117,451
"CI", Series 2010-87, Interest Only, 4.5%, 11/20/2038	1,251,588	363,049
"MI", Series 2010-169, Interest Only, 4.5%, 8/20/2040	1,065,521	175,812
"AI", Series 2012-15, Interest Only, 4.5%, 9/20/2040	805,814	150,093
"VB", Series 2010-26, 5.0%, 1/20/2024	600,000	710,870
"ZM", Series 2004-24, 5.0%, 4/20/2034	2,254,549	2,593,850
"Z", Series 2004-61, 5.0%, 8/16/2034	1,108,681	1,295,592
"ZB", Series 2005-15, 5.0%, 2/16/2035	1,586,000	1,830,941
"GZ", Series 2005-24, 5.0%, 3/20/2035	481,005	572,469
"ZA", Series 2005-75, 5.0%, 10/16/2035	541,123	647,321
"MZ", Series 2009-98, 5.0%, 10/16/2039	970,967	1,238,764
"AI", Series 2008-51, Interest Only, 5.5%, 5/16/2023	773,665	81,952
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	385,776	42,913
"GI", Series 2003-19, Interest Only, 5.5%, 3/16/2033	1,090,909	262,099
"IB", Series 2010-130, Interest Only, 5.5%, 2/20/2038	309,091	22,922
"BS", Series 2011-93, Interest Only, 5.857%*, 7/16/2041	1,868,860	285,181
"DI", Series 2009-10, Interest Only, 6.0%, 4/16/2038	452,783	73,967
"QA", Series 2007-57, Interest Only, 6.256%*, 10/20/2037	569,136	87,181
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039	173,914	30,716
"SA", Series 2006-69, Interest Only, 6.556%*, 12/20/2036	1,059,447	153,017
"PS", Series 2004-34, Interest Only, 6.907%*, 4/16/2034	245,409	46,870
"SK", Series 2003-11, Interest Only, 7.457%*, 2/16/2033	693,997	140,756
"IC", Series 1997-4, Interest Only, 7.5%, 3/16/2027	766,049	174,529
Total Collateralized Mortgage Obligations (Cost $18,685,276)		21,856,567

Government & Agency Obligations 17.1%
U.S. Government Sponsored Agency 12.4%
Federal Home Loan Bank, 5.0%, 11/17/2017	14,000,000	16,908,630
U.S. Treasury Obligations 4.7%
U.S. Treasury Bill, 0.13%**, 9/6/2012 (b)	1,045,000	1,044,871
U.S. Treasury Note, 2.125%, 2/29/2016	5,000,000	5,287,890
		6,332,761
Total Government & Agency Obligations (Cost $23,242,538)		23,241,391

	Contracts	Value ($)

Call Options Purchased 0.3%
Options on Exchange-Traded Futures Contracts 0.0%
10 Year U.S. Treasury Note Future, Option Expiration Date 8/24/2012, Strike Price $134.0	20	14,375

	Contract Amount	Value ($)

Options on Interest Rate Swap Contracts 0.3%
Fixed Rate — 3.583% - Floating — LIBOR, Swap Expiration Date 5/11/2026, Option Expiration Date 5/9/2016	2,700,000	96,071
Fixed Rate — 3.635% - Floating — LIBOR, Swap Expiration Date 4/27/2026, Option Expiration Date 4/25/2016	2,600,000	88,507
Fixed Rate — 3.72% - Floating — LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/2016	2,600,000	83,617
Fixed Rate — 4.32% - Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017	6,000,000	168,724
		436,919
Total Call Options Purchased (Cost $667,662)		451,294

	Contracts	Value ($)

Put Options Purchased 0.2%
Options on Exchange-Traded Futures Contracts 0.0%
10 Year U.S. Treasury Note Future, Option Expiration Date 8/24/2012, Strike Price $133.0	35	29,531

	Contract Amount	Value ($)

Options on Interest Rate Swap Contracts 0.2%
Fixed Rate — 2.32% - Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017	6,000,000	242,374
Total Put Options Purchased (Cost $236,773)		271,905

	Shares	Value ($)

Cash Equivalents 3.5%
Central Cash Management Fund, 0.14% (c) (Cost $4,788,725)	4,788,725	4,788,725

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $147,538,492)+	113.7	154,905,119
Other Assets and Liabilities, Net	(13.7)	(18,639,266)
Net Assets	100.0	136,265,853

* These securities are shown at their current rate as of June 30, 2012.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $147,541,856. At June 30, 2012, net unrealized appreciation for all securities based on tax cost was $7,363,263. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,287,899 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $924,636.

(a) When-issued or delayed delivery securities included.

(b) At June 30, 2012, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

IOettes: These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's, a nominal amount of principal is assigned to an IOette which is small in relation to the interest flow that constitutes almost all of the IOette cash flow. The effective yield of this security is lower than the stated interest rate.

LIBOR: London Interbank Offered Rate

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At June 30, 2012, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	9/19/2012	50	6,668,750	10,625

Currency Abbreviation
USD United States Dollar

Options on Exchange-Traded Futures Contracts	Contracts	Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (d)
Call Options 10 Year U.S. Treasury Note Future	20	8/24/2012	134.0	2,456	(3,750)
Put Options 10 Year U.S. Treasury Note Future	35	8/24/2012	133.0	29,378	(19,688)
Total				31,834	(23,438)

(d) Unrealized appreciation on written options on exchange-traded futures contracts at June 30, 2012 was $8,396.
Options on Interest Rate Swap Contracts	Swap Effective/ Expiration Date	Contract Amount	Option Expiration Date	Premiums Received ($)	Value ($) (e)
Call Options Fixed — 3.32% - Floating — LIBOR	2/3/2017 2/3/2027	3,000,000	2/1/2017	216,990	(148,340)
Fixed — 4.083% - Floating — LIBOR	5/11/2016 5/11/2026	2,700,000	5/9/2016	91,800	(70,715)
Fixed — 4.135% - Floating — LIBOR	4/27/2016 4/27/2026	2,600,000	4/25/2016	96,200	(65,090)
Fixed — 4.22% - Floating — LIBOR	4/22/2016 4/22/2026	2,600,000	4/20/2016	92,690	(61,579)
Total Call Options				497,680	(345,724)
Put Options Fixed — 1.9% - Floating — LIBOR	4/24/2013 4/24/2023	2,600,000	4/22/2013	35,620	(59,167)
Fixed — 2.07% - Floating — LIBOR	5/10/2013 5/10/2043	2,700,000	5/8/2013	43,200	(70,253)
Fixed — 2.09% - Floating — LIBOR	4/25/2013 4/25/2043	2,600,000	4/23/2013	48,880	(67,694)
Fixed — 3.32% - Floating — LIBOR	2/3/2017 2/3/2027	3,000,000	2/1/2017	216,990	(258,733)
Total Put Options				344,690	(455,847)
Total				842,370	(801,571)

(e) Unrealized appreciation on written options on interest rate swap contracts at June 30, 2012 was $40,799.

For information on the Fund's policy and additional disclosures regarding futures contracts, purchased and written options contracts, interest rate swap contracts and total return swap contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed-Income Investments (f)
Mortgage-Backed Securities Pass-Throughs	$—	$104,295,237	$—	$104,295,237
Collateralized Mortgage Obligations	—	21,856,567	—	21,856,567
Government & Agency Obligations	—	23,241,391	—	23,241,391
Short-Term Investments	4,788,725	—	—	4,788,725
Derivatives (g)	54,531	679,293	—	733,824
Total	$4,843,256	$150,072,488	$—	$154,915,744
Liabilities
Derivatives (g)	$(23,438)	$(801,571)	$—	$(825,009)
Total	$(23,438)	$(801,571)	$—	$(825,009)

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended June 30, 2012.

(f) See Investment Portfolio for additional detailed categorizations.

(g) Derivatives include value of purchased options, unrealized appreciation (depreciation) on open futures contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2012 (Unaudited)
Assets
Investments Investments in non-affiliated securities, at value (cost $142,749,767)	$150,116,394
Investment in Central Cash Managment Fund (cost $4,788,725)	4,788,725
Total investments in securities, at value (cost $147,538,492)	154,905,119
Receivable for investments sold	1,544,684
Receivable for investments sold — when-issued/delayed delivery securities	104,843,726
Receivable for Fund shares sold	292,259
Interest receivable	740,372
Receivable for variation margin on futures contracts	47,439
Other assets	173
Total assets	262,373,772
Liabilities
Payable for investments purchased	24,662,265
Payable for investments purchased — when-issued/delayed delivery securities	100,424,661
Payable for Fund shares redeemed	84,684
Options written, at value (premium received $874,204)	825,009
Accrued management fee	60,943
Other accrued expenses and payables	50,357
Total liabilities	126,107,919
Net assets, at value	$136,265,853
Net Assets Consist of
Undistributed net investment income	2,098,713
Net unrealized appreciation (depreciation) on: Investments	7,366,627
Futures	10,625
Written options	49,195
Accumulated net realized gain (loss)	2,865,944
Paid-in capital	123,874,749
Net assets, at value	$136,265,853
Class A Net Asset Value, offering and redemption price per share ($130,397,023 ÷ 10,410,789 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.53
Class B Net Asset Value, offering and redemption price per share ($5,868,830 ÷ 468,527 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.53

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2012 (Unaudited)
Investment Income
Income: Interest	$2,573,430
Income distributions — Central Cash Management Fund	2,377
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	772
Total income	2,576,579
Expenses: Management fee	316,494
Administration fee	70,031
Services to shareholders	1,100
Distribution service fee (Class B)	7,370
Record keeping fees (Class B)	2,878
Custodian fee	21,360
Audit and tax fees	31,486
Legal fees	5,066
Reports to shareholders	22,558
Trustees' fees and expenses	3,458
Other	12,776
Total expenses before expense reductions	494,577
Expense reductions	(20,534)
Total expenses after expense reductions	474,043
Net investment income	2,102,536
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	3,382,533
Swap contracts	(1,010,173)
Futures	527,129
Written options	15,188
2,914,677
Change in net unrealized appreciation (depreciation) on: Investments	(2,976,078)
Swap contracts	156,684
Futures	(7,125)
Written options	40,530
(2,785,989)
Net gain (loss)	128,688
Net increase (decrease) in net assets resulting from operations	$2,231,224

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations: Net investment income	$2,102,536	$5,666,902
Operations: Net investment income	$2,102,536	$5,666,902
Net realized gain (loss)	2,914,677	2,942,171
Change in net unrealized appreciation (depreciation)	(2,785,989)	2,382,498
Net increase (decrease) in net assets resulting from operations	2,231,224	10,991,571
Distributions to shareholders from: Net investment income: Class A	(5,435,920)	(6,311,902)
Class B	(209,154)	(230,895)
Net realized gain: Class A	(2,952,755)	(2,391,762)
Class B	(124,749)	(95,528)
Total distributions	(8,722,578)	(9,030,087)
Fund share transactions: Class A Proceeds from shares sold	14,011,134	31,578,112
Reinvestment of distributions	8,388,675	8,703,664
Payments for shares redeemed	(31,975,494)	(53,221,292)
Net increase (decrease) in net assets from Class A share transactions	(9,575,685)	(12,939,516)
Class B Proceeds from shares sold	504,040	1,566,129
Reinvestment of distributions	333,903	326,423
Payments for shares redeemed	(1,413,393)	(1,133,228)
Net increase (decrease) in net assets from Class B share transactions	(575,450)	759,324
Increase (decrease) in net assets	(16,642,489)	(10,218,708)
Net assets at beginning of period	152,908,342	163,127,050
Net assets at end of period (including undistributed net investment income of $2,098,713 and $5,641,251, respectively)	$136,265,853	$152,908,342
Other Information
Class A Shares outstanding at beginning of period	11,145,622	12,120,178
Shares sold	1,069,339	2,446,836
Shares issued to shareholders in reinvestment of distributions	672,170	700,214
Shares redeemed	(2,476,342)	(4,121,606)
Net increase (decrease) in Class A shares	(734,833)	(974,556)
Shares outstanding at end of period	10,410,789	11,145,622
Class B Shares outstanding at beginning of period	511,071	452,192
Shares sold	39,373	120,662
Shares issued to shareholders in reinvestment of distributions	26,755	26,240
Shares redeemed	(108,672)	(88,023)
Net increase (decrease) in Class B shares	(42,544)	58,879
Shares outstanding at end of period	468,527	511,071

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/12 (Unaudited)		2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$13.12		$12.98	$12.78	$12.40	$12.38		$12.28
Income (loss) from investment operations: Net investment incomea	.19		.48	.50	.52	.56		.58
Net realized and unrealized gain (loss)	.02		.45	.32	.45	.04		.12
Total from investment operations	.21		.93	.82	.97	.60		.70
Less distributions from: Net investment income	(.52)		(.57)	(.62)	(.59)	(.58)		(.60)
Net realized gains	(.28)		(.22)	—	—	—		—
Total distributions	(.80)		(.79)	(.62)	(.59)	(.58)		(.60)
Net asset value, end of period	$12.53		$13.12	$12.98	$12.78	$12.40		$12.38
Total Return (%)	1.55	b**	7.46	6.61	8.08	4.93	b	5.95	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	130		146	157	169	211		199
Ratio of expenses before expense reductions (%)	.69	*	.67	.64	.58	.66		.66
Ratio of expenses after expense reductions (%)	.66	*	.67	.64	.58	.65		.63
Ratio of net investment income (%)	3.02	*	3.68	3.86	4.16	4.58		4.77
Portfolio turnover rate (%)	454	**	673	423	390	543		465
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/12 (Unaudited)		2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$13.10		$12.95	$12.75	$12.37	$12.35		$12.25
Income (loss) from investment operations: Net investment incomea	.17		.43	.46	.48	.52		.53
Net realized and unrealized gain (loss)	.01		.46	.31	.45	.03		.12
Total from investment operations	.18		.89	.77	.93	.55		.65
Less distributions from: Net investment income	(.47)		(.52)	(.57)	(.55)	(.53)		(.55)
Net realized gains	(.28)		(.22)	—	—	—		—
Total distributions	(.75)		(.74)	(.57)	(.55)	(.53)		(.55)
Net asset value, end of period	$12.53		$13.10	$12.95	$12.75	$12.37		$12.35
Total Return (%)	1.35	b**	7.15	6.24	7.70	4.60	b	5.43	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6		7	6	7	8		5
Ratio of expenses before expense reductions (%)	1.04	*	1.01	.99	.92	1.00		1.04
Ratio of expenses after expense reductions (%)	1.01	*	1.01	.99	.92	1.00		1.01
Ratio of net investment income (%)	2.67	*	3.34	3.51	3.81	4.24		4.39
Portfolio turnover rate (%)	454	**	673	423	390	543		465
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Government & Agency Securities VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at the price provided by the broker-dealer with which the option was traded and are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan at June 30, 2012.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions of net investment income of the Fund, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, investments in swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund.

B. Derivative Instruments

Interest Rate Swap Contracts. For the six months ended June 30, 2012, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration and to enhance potential gains. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. In addition, both the Fund and counterparty may agree to exchange variable rate payments based on different indices. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

There are no open interest rate swap contracts as of June 30, 2012. For the six months ended June 30, 2012, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to $27,930,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the six months ended June 30, 2012, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

There are no open total return swap contracts as of June 30, 2012. For the six months ended June 30, 2012, the investment in total return swap contracts had a total notional amount generally indicative of a range from $0 to $6,900,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the six months ended June 30, 2012, the Fund entered into options on interest rate futures and on interest rate swap contracts in order to hedge portfolio assets against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange-traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of June 30, 2012 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2012, the investment in written option contracts had a total value generally indicative of a range from approximately $16,000 to $825,000, and purchased option contracts had a total value generally indicative of a range from $30,000 to approximately $723,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2012, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2012, is included in a table following the Fund's Investment Portfolio. For the period ended June 30, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $13,959,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $6,669,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$723,199	$10,625	$733,824

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investment in non-affiliated securities, at value (includes purchased options)

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivative	Written Options
Interest Rate Contracts (a)	$(825,009)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Options written, at value

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(6,997)	$15,188	$(1,010,173)	$527,129	$(474,853)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(166,151)	$40,530	$156,684	$(7,125)	$23,938

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) from investments (includes purchased options), written options, swap contracts and futures, respectively

C. Purchases and Sales of Securities

During the six months ended June 30, 2012, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $720,755,135 and $745,208,225, respectively. Purchases and sales of U.S. Treasury securities aggregated $15,362,126 and $25,254,813, respectively.

For the six months ended June 30, 2012, transactions for written options on futures and interest rate swap contracts were as follows:
	Contracts/ Contract Amount	Premiums
Outstanding, beginning of period	200	$24,915
Options written	21,800,135	880,278
Options closed	(80)	(6,074)
Options expired	(200)	(24,915)
Outstanding, end of period	21,800,055	$874,204

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.450%
Next $750 million	.430%
Next $1.5 billion	.410%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Next $2.5 billion	.340%
Over $12.5 billion	.320%

For the period from January 1, 2012 through April 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.66%.

Accordingly, for the six months ended June 30, 2012, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $20,401, and the amount charged aggregated $296,093, which was equivalent to an annualized effective rate of 0.42% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2012, the Administration Fee was $70,031, of which $11,176 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2012, the amounts charged to the Fund by DISC were as follows:
	Total Aggregated	Amount Waived	Unpaid at June 30, 2012
Class A	$133	$133	$—
Class B	24	—	2
	$157	$133	$2

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2012, the Distribution Service Fee aggregated $7,370, of which $1,206 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $13,880, of which $3,769 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Ownership of the Fund

At June 30, 2012, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 41%, 35% and 17%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 95%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2012.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2012 to June 30, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2012
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/12	$1,000.00	$1,000.00
Ending Account Value 6/30/12	$1,015.50	$1,013.50
Expenses Paid per $1,000*	$3.31	$5.06
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/12	$1,000.00	$1,000.00
Ending Account Value 6/30/12	$1,021.58	$1,019.84
Expenses Paid per $1,000*	$3.32	$5.07

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Government & Agency Securities VIP	.66%	1.01%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2GAS-3 (R-028384-1 8/12)

JUNE 30, 2012

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Global Income Builder VIP

(formerly DWS Balanced VIP)

Contents
3 Performance Summary
4 Portfolio Summary
6 Portfolio Management Team
7 Investment Portfolio
21 Statement of Assets and Liabilities
22 Statement of Operations
23 Statement of Changes in Net Assets
24 Financial Highlights
25 Notes to Financial Statements
32 Information About Your Fund's Expenses
33 Proxy Voting
34 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Dividends are not guaranteed. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund's ability to generate income may be adversely affected. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2012 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 is 0.62% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in DWS Global Income Builder VIP

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.
The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.
The S&P® Target Risk Moderate Index is designed to measure the performance of S&P's proprietary moderate target risk allocation model. The S&P® Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation, and an opportunity for moderate to low capital appreciation.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Global Income Builder VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,589	$10,073	$13,369	$10,451	$14,960
	Average annual total return	5.89%	0.73%	10.16%	0.89%	4.11%
Russell 1000® Index	Growth of $10,000	$10,938	$10,437	$15,869	$10,195	$17,434
	Average annual total return	9.38%	4.37%	16.64%	0.39%	5.72%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,237	$10,747	$12,227	$13,890	$17,296
	Average annual total return	2.37%	7.47%	6.93%	6.79%	5.63%
S&P® Target Risk Moderate Index	Growth of $10,000	$10,384	$10,253	$12,802	$11,007	$16,569
	Average annual total return	3.84%	2.53%	8.58%	1.94%	5.18%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Effective May 1, 2012, the Fund's name, investment objective and certain investment strategies changed. The Fund's past performance may have been different if the Fund was managed using the current objective and investment strategies.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/12	12/31/11

Common Stocks	51%	53%
Exchange-Traded Funds — Equity	—	5%
Total Equity	51%	58%

Exchange-Traded Funds — Fixed income	—	11%
Corporate Bonds	19%	7%
Government & Agency Obligations	11%	10%
Collaterized Mortgage Obligations	2%	—
Mortgage-Backed Securities Pass-Throughs	1%	7%
Loan Participations and Assignments	1%	—
Municipal Bonds and Notes	0%	1%
Commercial Mortgage-Backed Securities	0%	1%
Asset-Backed	0%	1%
Total Fixed Income	34%	38%

Cash Equivalents	15%	4%
	100%	100%

Sector Diversification (As a % of Equities, Corporate Bonds, Loan Participations and Assignments, Preferred Securities, and Other Investments)	6/30/12	12/31/11

Financials	15%	15%
Consumer Staples	14%	10%
Energy	14%	12%
Telecommunication Services	12%	4%
Information Technology	8%	15%
Health Care	8%	12%
Materials	8%	6%
Consumer Discretionary	8%	10%
Industrials	7%	10%
Utilities	6%	6%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

William Chepolis, CFA
Thomas Schuessler, PhD.
John D. Ryan
Fabian Degen
Portfolio Managers

Investment Portfolio June 30, 2012 (Unaudited)
	Shares	Value ($)

Common Stocks 51.8%
Consumer Discretionary 3.0%
Distributors 0.6%
Genuine Parts Co.	26,226	1,580,117
Hotels, Restaurants & Leisure 0.0%
Trump Entertainment Resorts, Inc.*	2	0
Media 1.7%
Pearson PLC	137,000	2,720,974
Postmedia Network Canada Corp.*	623	483
Vertis Holdings, Inc.*	111	1
Wolters Kluwer NV	110,531	1,759,603
		4,481,061
Textiles, Apparel & Luxury Goods 0.7%
VF Corp.	12,600	1,681,470
Consumer Staples 9.3%
Beverages 1.8%
PepsiCo, Inc.	65,968	4,661,299
Food & Staples Retailing 0.9%
Metcash Ltd. (a)	654,000	2,263,762
Food Products 1.7%
Nestle SA (Registered)	36,300	2,165,347
Unilever NV (CVA) (a)	66,100	2,212,393
		4,377,740
Household Products 1.6%
Procter & Gamble Co.	69,619	4,264,164
Tobacco 3.3%
Altria Group, Inc.	86,670	2,994,448
British American Tobacco PLC	70,600	3,593,422
Imperial Tobacco Group PLC	54,100	2,081,610
		8,669,480
Energy 7.7%
Energy Equipment & Services 2.0%
Transocean Ltd.	70,528	3,154,717
WorleyParsons Ltd.	74,592	1,937,489
		5,092,206
Oil, Gas & Consumable Fuels 5.7%
Canadian Natural Resources Ltd. (b)	60,600	1,625,563
Canadian Natural Resources Ltd. (b)	19,470	522,770
ConocoPhillips	53,641	2,997,459
Enbridge, Inc.	59,000	2,356,291
EOG Resources, Inc.	18,486	1,665,773
Phillips 66*	46,069	1,531,334
TransCanada Corp. (a)	59,200	2,481,155
Woodside Petroleum Ltd.	54,700	1,751,737
		14,932,082
Financials 5.0%
Commercial Banks 1.5%
Bank of Nova Scotia (a)	39,700	2,056,554
Toronto-Dominion Bank	24,600	1,925,281
		3,981,835
	Shares	Value ($)

Insurance 3.5%
Old Mutual PLC	124,572	296,475
PartnerRe Ltd.	60,150	4,551,550
Powszechny Zaklad Ubezpieczen SA	18,700	1,879,274
Sampo Oyj "A"	92,000	2,391,506
		9,118,805
Real Estate Investment Trusts 0.0%
Corio NV (REIT)	81	3,568
Health Care 4.9%
Health Care Providers & Services 1.9%
Rhoen-Klinikum AG (a)	205,300	4,906,652
Pharmaceuticals 3.0%
Novartis AG (Registered)	37,653	2,100,282
Roche Holding AG (Genusschein)	16,200	2,796,564
Sanofi	40,368	3,061,148
		7,957,994
Industrials 4.3%
Aerospace & Defense 0.5%
BAE Systems PLC	314,200	1,421,875
Air Freight & Logistics 0.5%
Singapore Post Ltd.	1,590,000	1,327,058
Building Products 0.0%
Congoleum Corp.*	3,800	0
Commercial Services & Supplies 0.0%
Quad Graphics, Inc.	3	43
Industrial Conglomerates 2.4%
Koninklijke Philips Electronics NV	125,450	2,480,597
Smiths Group PLC	233,300	3,713,429
		6,194,026
Road & Rail 0.9%
Canadian National Railway Co.	26,100	2,207,259
Information Technology 4.8%
Computers & Peripherals 1.6%
Diebold, Inc.	65,300	2,410,223
Wincor Nixdorf AG	49,800	1,765,302
		4,175,525
IT Services 0.6%
Automatic Data Processing, Inc.	27,800	1,547,348
Semiconductors & Semiconductor Equipment 2.6%
Intel Corp.	160,766	4,284,414
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)*	176,550	2,464,638
		6,749,052
Materials 3.9%
Chemicals 1.6%
Air Liquide SA	19,030	2,177,234
Air Products & Chemicals, Inc.	25,562	2,063,620
		4,240,854
Construction Materials 0.0%
Wolverine Tube, Inc.*	366	8,963
Containers & Packaging 1.1%
Sealed Air Corp.	98,350	1,518,524
Sonoco Products Co.	42,183	1,271,818
		2,790,342
	Shares	Value ($)

Metals & Mining 1.2%
Franco-Nevada Corp.	66,000	2,984,618
Telecommunication Services 5.4%
Diversified Telecommunication Services 3.2%
AT&T, Inc. (a)	44,314	1,580,237
Belgacom SA	68,193	1,937,485
Chunghwa Telecom Co., Ltd. (ADR) (a)	42,200	1,326,346
Koninklijke (Royal) KPN NV	86,900	832,103
Telus Corp.	43,270	2,598,495
		8,274,666
Wireless Telecommunication Services 2.2%
NTT DoCoMo, Inc.	1,711	2,847,408
SK Telecom Co., Ltd. (ADR) (a)	111,000	1,343,100
Vodafone Group PLC	607,300	1,706,292
		5,896,800
Utilities 3.5%
Electric Utilities 1.7%
Exelon Corp.	36,922	1,389,006
FirstEnergy Corp.	35,934	1,767,593
Fortum Oyj	74,200	1,409,828
		4,566,427
Gas Utilities 1.0%
UGI Corp.	86,842	2,555,760
Multi-Utilities 0.8%
National Grid PLC	194,500	2,058,710
Total Common Stocks (Cost $134,075,497)		134,971,561

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	80	14
Materials 0.0%
Hercules Trust II, Expiration Date 3/31/2029*	170	1,359
Total Warrants (Cost $30,283)		1,373

		Principal Amount ($)(c)	Value ($)

Corporate Bonds 19.5%
Consumer Discretionary 2.5%
AMC Entertainment, Inc., 8.75%, 6/1/2019		135,000	144,787
Asbury Automotive Group, Inc., 7.625%, 3/15/2017		35,000	36,225
Avis Budget Car Rental LLC, 8.25%, 1/15/2019		15,000	16,088
Block Communications, Inc., 144A, 7.25%, 2/1/2020		20,000	20,300
Cablevision Systems Corp., 8.625%, 9/15/2017		250,000	278,750
Caesar's Entertainment Operating Co., Inc.:
144A, 8.5%, 2/15/2020		500,000	503,750
11.25%, 6/1/2017		80,000	87,300
CBS Corp., 3.375%, 3/1/2022		125,000	124,537
CCO Holdings LLC:
6.5%, 4/30/2021		200,000	213,000
6.625%, 1/31/2022		705,000	754,350
7.375%, 6/1/2020		10,000	10,988
		Principal Amount ($)(c)	Value ($)

Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		645,000	694,987
Clear Channel Communications, Inc., 9.0%, 3/1/2021		85,000	73,950
Clear Channel Worldwide Holdings, Inc.:
144A, 7.625%, 3/15/2020		10,000	9,575
144A, 7.625%, 3/15/2020		225,000	219,937
Series B, 9.25%, 12/15/2017		50,000	54,500
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019 (a)		20,000	18,850
Desarrolladora Homex SAB de CV, 144A, 9.75%, 3/25/2020 (a)		250,000	262,500
DIRECTV Holdings LLC, 6.35%, 3/15/2040		51,000	57,780
Discovery Communications LLC, 3.3%, 5/15/2022		80,000	80,738
DISH DBS Corp.:
6.625%, 10/1/2014		40,000	42,900
7.125%, 2/1/2016		35,000	38,412
7.875%, 9/1/2019		230,000	265,075
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015*		25,000	16
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		30,000	30,413
Harron Communications LP, 144A, 9.125%, 4/1/2020		10,000	10,350
Hertz Corp.:
6.75%, 4/15/2019 (a)		35,000	36,400
144A, 6.75%, 4/15/2019		10,000	10,400
Libbey Glass, Inc., 144A, 6.875%, 5/15/2020		30,000	30,825
Lowe's Companies, Inc., 1.625%, 4/15/2017		500,000	503,706
Mediacom Broadband LLC, 8.5%, 10/15/2015 (a)		20,000	20,550
Mediacom LLC, 9.125%, 8/15/2019		270,000	296,325
MGM Resorts International, 144A, 8.625%, 2/1/2019 (a)		45,000	48,150
National CineMedia LLC, 144A, 6.0%, 4/15/2022		10,000	10,175
NBCUniversal Media LLC, 5.95%, 4/1/2041		127,000	149,921
Sonic Automotive, Inc., 144A, 7.0%, 7/15/2022 (d)		25,000	25,875
Time Warner Cable, Inc., 4.0%, 9/1/2021 (a)		150,000	157,628
Time Warner, Inc.:
5.875%, 11/15/2016		147,000	172,141
7.625%, 4/15/2031		175,000	226,037
Travelport LLC, 5.092%**, 9/1/2014		20,000	12,750
Unitymedia Hessen GmbH & Co., KG, 144A, 8.125%, 12/1/2017		365,000	392,375
Univision Communications, Inc., 144A, 6.875%, 5/15/2019		25,000	25,750
Whirlpool Corp., 4.7%, 6/1/2022		90,000	90,992
Yum! Brands, Inc.:
3.875%, 11/1/2020		210,000	225,680
5.3%, 9/15/2019		65,000	74,697
			6,560,435
Consumer Staples 0.8%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/2019		500,000	660,377
Constellation Brands, Inc., 6.0%, 5/1/2022		5,000	5,375
		Principal Amount ($)(c)	Value ($)

CVS Caremark Corp., 5.75%, 5/15/2041		65,000	77,377
Grupo Bimbo SAB de CV, 144A, 4.5%, 1/25/2022		250,000	265,949
JBS U.S.A. LLC, 144A, 8.25%, 2/1/2020		370,000	359,825
Kroger Co., 5.4%, 7/15/2040		110,000	115,619
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022		250,000	260,000
Pilgrim's Pride Corp., 7.875%, 12/15/2018		370,000	375,087
TreeHouse Foods, Inc., 7.75%, 3/1/2018		10,000	10,838
			2,130,447
Energy 2.1%
Arch Coal, Inc., 7.25%, 6/15/2021 (a)		340,000	284,750
Chesapeake Energy Corp., 6.875%, 11/15/2020 (a)		210,000	206,850
Chesapeake Midstream Partners LP, 6.125%, 7/15/2022		15,000	14,700
Cimarex Energy Co., 5.875%, 5/1/2022		10,000	10,387
CONSOL Energy, Inc., 8.0%, 4/1/2017		100,000	103,750
Crosstex Energy LP, 144A, 7.125%, 6/1/2022		25,000	24,625
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		200,000	259,282
Devon Energy Corp., 3.25%, 5/15/2022		135,000	137,347
Eagle Rock Energy Partners LP, 8.375%, 6/1/2019		50,000	49,875
Encana Corp., 5.15%, 11/15/2041		55,000	52,539
Enterprise Products Operating LLC, 6.125%, 10/15/2039		230,000	260,549
EP Energy LLC, 144A, 6.875%, 5/1/2019		15,000	15,675
EV Energy Partners LP, 8.0%, 4/15/2019		35,000	34,737
Halcon Resources Corp., 144A, 9.75%, 7/15/2020 (d)		50,000	49,323
Holly Energy Partners LP, 144A, 6.5%, 3/1/2020		10,000	10,075
IPIC GMTN Ltd., 144A, 6.875%, 11/1/2041		250,000	291,875
Kinder Morgan Energy Partners LP, 7.3%, 8/15/2033		360,000	431,821
Kodiak Oil & Gas Corp., 144A, 8.125%, 12/1/2019		10,000	10,300
Linn Energy LLC:
144A, 6.25%, 11/1/2019		495,000	485,100
144A, 6.5%, 5/15/2019		25,000	24,750
Northern Oil & Gas, Inc., 144A, 8.0%, 6/1/2020		125,000	124,375
Oasis Petroleum, Inc., 7.25%, 2/1/2019		60,000	61,500
OGX Austria GmbH, 144A, 8.375%, 4/1/2022		250,000	215,625
ONEOK Partners LP, 6.15%, 10/1/2016		201,000	233,656
Pertamina Persero PT, 144A, 4.875%, 5/3/2022		250,000	250,625
		Principal Amount ($)(c)	Value ($)

Petroleos de Venezuela SA, 144A, 8.5%, 11/2/2017		250,000	203,125
Petroleos Mexicanos, 144A, 5.5%, 6/27/2044 (a)		500,000	511,250
Plains Exploration & Production Co.:
6.125%, 6/15/2019		10,000	10,050
6.75%, 2/1/2022		40,000	40,800
Quicksilver Resources, Inc., 11.75%, 1/1/2016		245,000	238,569
Reliance Holdings U.S.A., Inc., 144A, 5.4%, 2/14/2022		250,000	249,985
SESI LLC, 144A, 7.125%, 12/15/2021		30,000	32,625
Stone Energy Corp., 8.625%, 2/1/2017		195,000	197,925
Swift Energy Co., 7.875%, 3/1/2022		20,000	20,100
Weatherford International Ltd., 5.125%, 9/15/2020		300,000	322,065
Williams Partners LP, 4.0%, 11/15/2021		56,000	58,171
			5,528,756
Financials 5.3%
African Development Bank, 5.75%, 1/25/2016	AUD	500,000	546,266
Ally Financial, Inc.:
5.5%, 2/15/2017		15,000	15,236
6.25%, 12/1/2017		260,000	273,861
ALROSA Finance SA, 144A, 7.75%, 11/3/2020		250,000	261,818
American International Group, Inc., 4.875%, 6/1/2022		200,000	204,644
AmeriGas Finance LLC:
6.75%, 5/20/2020		10,000	10,200
7.0%, 5/20/2022		10,000	10,300
Banco Bradesco SA, 144A**, 2.566%, 5/16/2014		250,000	249,670
Banco de Bogota SA, 144A, 5.0%, 1/15/2017		250,000	263,750
Banco Latinoamericano de Comercio Exterior SA, 144A, 3.75%, 4/4/2017		250,000	248,750
Bancolombia SA, 5.95%, 6/3/2021		250,000	266,875
Berkshire Hathaway, Inc., 1.9%, 1/31/2017		140,000	142,769
Braskem America Finance Co., 144A, 7.125%, 7/22/2041 (a)		250,000	249,375
Bunge Ltd. Finance Corp., 4.1%, 3/15/2016		78,000	81,335
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		30,000	32,400
CIT Group, Inc.:
5.0%, 5/15/2017		935,000	963,050
5.25%, 3/15/2018		10,000	10,325
144A, 7.0%, 5/2/2017		30,713	30,770
Citigroup, Inc., 4.5%, 1/14/2022		120,000	123,942
CNA Financial Corp., 5.75%, 8/15/2021		265,000	291,185
CNOOC Finance 2012 Ltd., 144A, 3.875%, 5/2/2022 (a)		250,000	258,570
		Principal Amount ($)(c)	Value ($)

Codere Finance Luxembourg SA, 144A, 9.25%, 2/15/2019		5,000	3,525
E*TRADE Financial Corp., 6.75%, 6/1/2016		615,000	625,762
Export Credit Bank of Turkey, 144A, 5.375%, 11/4/2016		250,000	258,125
Fibria Overseas Finance Ltd., 144A, 6.75%, 3/3/2021 (a)		150,000	149,700
Ford Motor Credit Co., LLC:
3.0%, 6/12/2017		200,000	198,898
5.875%, 8/2/2021		260,000	289,252
Fresenius Medical Care U.S. Finance II, Inc.:
144A, 5.625%, 7/31/2019		10,000	10,425
144A, 5.875%, 1/31/2022		10,000	10,413
Fresenius Medical Care U.S. Finance, Inc., 144A, 6.5%, 9/15/2018		10,000	10,875
General Electric Capital Corp., 2.9%, 1/9/2017		500,000	516,453
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		305,000	312,625
8.875%, 2/1/2018		465,000	474,300
International Lease Finance Corp.:
6.25%, 5/15/2019		395,000	402,406
8.625%, 1/15/2022		10,000	11,581
Itau Unibanco Holding SA, 144A, 5.65%, 3/19/2022		250,000	250,950
JPMorgan Chase & Co., 2.6%, 1/15/2016		700,000	706,576
Level 3 Financing, Inc., 8.625%, 7/15/2020		450,000	472,500
Lukoil International Finance BV, 144A, 7.25%, 11/5/2019		250,000	281,250
MPT Operating Partnership LP, (REIT), 6.375%, 2/15/2022		10,000	10,025
Nationwide Financial Services, Inc., 144A, 5.375%, 3/25/2021		119,000	122,878
Neuberger Berman Group LLC:
144A, 5.625%, 3/15/2020		10,000	10,425
144A, 5.875%, 3/15/2022		10,000	10,450
Odebrecht Finance Ltd., 144A, 5.125%, 6/26/2022		250,000	247,575
Petrobras International Finance Co., 5.75%, 1/20/2020		250,000	273,470
PNC Bank NA, 6.875%, 4/1/2018		300,000	357,867
Prudential Financial, Inc., 7.375%, 6/15/2019		30,000	36,614
Reynolds Group Issuer, Inc., 144A, 7.125%, 4/15/2019		885,000	927,037
Santander U.S. Debt SA Unipersonal, 144A, 2.991%, 10/7/2013		500,000	480,781
SunTrust Banks, Inc., 3.6%, 4/15/2016		98,000	101,761
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018		260,000	281,861
Toyota Motor Credit Corp., 2.0%, 9/15/2016		500,000	508,057
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		150,000	152,250
		Principal Amount ($)(c)	Value ($)

UR Merger Sub Corp.:
144A, 5.75%, 7/15/2018		15,000	15,600
144A, 7.375%, 5/15/2020		25,000	26,125
144A, 7.625%, 4/15/2022		230,000	240,925
10.875%, 6/15/2016		20,000	22,475
Vale Overseas Ltd., 8.25%, 1/17/2034		250,000	319,035
Virgin Media Finance PLC, Series 1, 9.5%, 8/15/2016		89,000	99,235
			13,765,153
Health Care 1.1%
Amgen, Inc., 5.15%, 11/15/2041		150,000	156,587
Aviv Healthcare Properties LP, 7.75%, 2/15/2019		10,000	10,300
Express Scripts Holding Co.:
6.25%, 6/15/2014		250,000	273,348
7.25%, 6/15/2019		160,000	201,184
Gilead Sciences, Inc., 4.4%, 12/1/2021 (a)		100,000	110,378
HCA Holdings, Inc., 7.75%, 5/15/2021 (a)		240,000	257,400
HCA, Inc.:
5.875%, 3/15/2022		755,000	788,975
7.5%, 2/15/2022		400,000	436,000
8.5%, 4/15/2019		10,000	11,200
McKesson Corp., 4.75%, 3/1/2021		200,000	229,455
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		15,000	15,975
Tenet Healthcare Corp., 6.25%, 11/1/2018		245,000	259,088
			2,749,890
Industrials 1.0%
ADT Corp., 144A, 3.5%, 7/15/2022 (d)		90,000	90,302
ARAMARK Corp., 8.5%, 2/1/2015		10,000	10,238
BE Aerospace, Inc.:
6.875%, 10/1/2020		130,000	143,650
8.5%, 7/1/2018		40,000	43,750
Belden, Inc., 7.0%, 3/15/2017		25,000	25,750
Bombardier, Inc., 144A, 5.75%, 3/15/2022		525,000	523,031
Burlington Northern Santa Fe LLC, 3.45%, 9/15/2021		43,000	44,990
CSX Corp., 6.15%, 5/1/2037		370,000	453,885
Huntington Ingalls Industries, Inc., 6.875%, 3/15/2018		10,000	10,425
JSC Georgian Railway, 144A, 7.75%, 7/11/2022 (d)		250,000	249,502
Navios Maritime Holdings, Inc., 144A, 8.875%, 11/1/2017 (d)		55,000	55,133
Nortek, Inc., 8.5%, 4/15/2021		255,000	249,263
Transnet SOC Ltd., 144A, 4.5%, 2/10/2016		250,000	260,635
Urbi, Desarrollos Urbanos SAB de CV, 144A, 9.75%, 2/3/2022		250,000	263,750
Votorantim Cimentos SA, 144A, 7.25%, 4/5/2041		250,000	250,000
			2,674,304
		Principal Amount ($)(c)	Value ($)

Information Technology 1.3%
Applied Materials, Inc., 5.85%, 6/15/2041		130,000	156,871
Avaya, Inc., 144A, 7.0%, 4/1/2019		585,000	542,587
CDW LLC, 8.5%, 4/1/2019		530,000	564,450
Equinix, Inc., 7.0%, 7/15/2021		470,000	517,000
First Data Corp., 144A, 7.375%, 6/15/2019		640,000	652,800
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		415,000	444,050
Hewlett-Packard Co., 3.3%, 12/9/2016		200,000	209,050
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		50,000	53,125
7.625%, 6/15/2021		165,000	179,438
MasTec, Inc., 7.625%, 2/1/2017		35,000	36,313
			3,355,684
Materials 1.9%
Appleton Papers, Inc., 11.25%, 12/15/2015		15,000	16,013
Celulosa Arauco y Constitucion SA, 144A, 4.75%, 1/11/2022		250,000	255,571
China Oriental Group Co., Ltd., 144A, 7.0%, 11/17/2017		250,000	190,625
Corp Nacional del Cobre de Chile, 144A, 3.875%, 11/3/2021		250,000	262,971
Crown Americas LLC, 7.625%, 5/15/2017		10,000	10,800
CSN Resources SA, 144A, 6.5%, 7/21/2020		250,000	270,825
Dow Chemical Co., 4.25%, 11/15/2020		185,000	200,700
Dow Chemical Co/the, 4.125%, 11/15/2021		30,000	32,178
FMG Resources (August 2006) Pty Ltd.:
144A, 6.0%, 4/1/2017		15,000	15,075
144A, 6.375%, 2/1/2016 (a)		250,000	253,125
144A, 6.875%, 4/1/2022 (a)		990,000	997,425
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/2022		220,000	216,453
GEO Specialty Chemicals, Inc.:
7.5%, 3/31/2015 (PIK)		209,283	193,566
10.0%, 3/31/2015		206,080	203,051
Graphic Packaging International, Inc., 9.5%, 6/15/2017		30,000	33,000
Kaiser Aluminum Corp., 144A, 8.25%, 6/1/2020		40,000	40,800
Kraton Polymers LLC, 6.75%, 3/1/2019		10,000	10,425
Molycorp, Inc., 144A, 10.0%, 6/1/2020		95,000	94,050
Novelis, Inc., 8.75%, 12/15/2020		855,000	921,262
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		10,000	11,150
		Principal Amount ($)(c)	Value ($)

Sealed Air Corp.:
144A, 8.125%, 9/15/2019		10,000	11,150
144A, 8.375%, 9/15/2021		10,000	11,300
Southern Copper Corp., 6.75%, 4/16/2040		250,000	264,740
Teck Resources Ltd., 3.0%, 3/1/2019		110,000	109,275
Volcan Cia Minera SAA, 144A, 5.375%, 2/2/2022		250,000	260,000
Wolverine Tube, Inc., 6.0%, 6/28/2014		8,253	7,746
			4,893,276
Telecommunication Services 2.8%
AT&T, Inc., 3.875%, 8/15/2021		64,000	69,713
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		100,000	104,000
8.375%, 10/15/2020		595,000	606,900
8.75%, 3/15/2018		310,000	298,375
Cricket Communications, Inc.:
7.75%, 10/15/2020		665,000	635,075
10.0%, 7/15/2015		50,000	51,500
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		200,000	209,000
Digicel Ltd., 144A, 8.25%, 9/1/2017		650,000	661,375
ERC Ireland Preferred Equity Ltd., 144A, 7.69%**, 2/15/2017 (PIK)*	EUR	120,439	46
Frontier Communications Corp.:
6.625%, 3/15/2015		250,000	265,000
8.5%, 4/15/2020 (a)		675,000	715,500
Intelsat Jackson Holdings SA:
144A, 7.25%, 10/15/2020		690,000	724,500
7.5%, 4/1/2021		125,000	132,187
Intelsat Luxembourg SA, 11.25%, 2/4/2017		492,000	506,760
MetroPCS Wireless, Inc., 6.625%, 11/15/2020		250,000	246,250
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015		260,000	260,325
Sprint Nextel Corp.:
6.0%, 12/1/2016		565,000	540,987
8.375%, 8/15/2017		120,000	123,000
144A, 9.125%, 3/1/2017		15,000	15,750
Telesat Canada, 144A, 6.0%, 5/15/2017		15,000	15,263
Windstream Corp.:
7.0%, 3/15/2019		25,000	25,625
7.75%, 10/15/2020		885,000	938,100
7.875%, 11/1/2017		130,000	141,700
Zayo Group LLC, 144A, 8.125%, 1/1/2020		25,000	26,125
			7,313,056
Utilities 0.7%
AES Corp.:
8.0%, 10/15/2017		35,000	39,812
8.0%, 6/1/2020		30,000	34,425
Calpine Corp., 144A, 7.5%, 2/15/2021		735,000	793,800
Centrais Eletricas Brasileiras SA, 144A, 5.75%, 10/27/2021		250,000	273,250
		Principal Amount ($)(c)	Value ($)

DTE Energy Co., 7.625%, 5/15/2014		81,000	90,363
FirstEnergy Solutions Corp., 6.8%, 8/15/2039		234,000	245,735
Oncor Electric Delivery Co., LLC, 144A, 4.1%, 6/1/2022		120,000	122,346
Perusahaan Listrik Negara PT, 144A, 5.5%, 11/22/2021		250,000	261,250
			1,860,981
Total Corporate Bonds (Cost $50,038,613)			50,831,982

Asset-Backed 0.2%
Credit Card Receivables
Citibank Omni Master Trust, "A14", Series 2009-A14A, 144A, 2.992%**, 8/15/2018 (Cost $578,918)		550,000	577,567

Mortgage-Backed Securities Pass-Throughs 1.3%
Federal Home Loan Mortgage Corp., 6.0%, 3/1/2038		23,078	25,237
Federal National Mortgage Association:
4.5%, 9/1/2035		41,768	44,779
6.0%, 1/1/2024		51,113	57,492
6.5%, with various maturities from 5/1/2017 until 1/1/2038		28,199	31,030
8.0%, 9/1/2015		28,089	29,821
Government National Mortgage Association:
3.0%, 1/1/2042 (d)		1,000,000	1,034,844
4.0%, 7/1/2040 (d)		2,000,000	2,184,531
Total Mortgage-Backed Securities Pass-Throughs (Cost $3,392,158)			3,407,734

Commercial Mortgage-Backed Securities 0.2%
Bear Stearns Commercial Mortgage Securities, Inc., "A4", Series 2007-PW16, 5.906%**, 6/11/2040		66,000	75,464
JPMorgan Chase Commercial Mortgage Securities Corp., "A4", Series 2007-C1, 5.716%, 2/15/2051		225,000	254,629
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%, 7/15/2040		260,000	296,937
Total Commercial Mortgage-Backed Securities (Cost $591,258)			627,030

Collateralized Mortgage Obligations 1.9%
Federal Home Loan Mortgage Corp.:
"HI", Series 3979, Interest Only, 3.0%, 12/15/2026		1,140,424	112,992
"NI", Series 4020, Interest Only, 3.0%, 3/15/2027		1,191,495	136,967
"QB", Series 3736, 4.0%, 5/15/2037		1,000,000	1,088,629
"P", Series 3808, 4.0%, 11/15/2038		1,000,000	1,096,974
		Principal Amount ($)(c)	Value ($)

"LI", Series 3720, Interest Only, 4.5%, 9/15/2025		2,330,785	324,106
"KI", Series 3843, Interest Only, 4.5%, 7/15/2036		827,229	58,318
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		922,907	130,187
"H", Series 2278, 6.5%, 1/15/2031		151	168
Federal National Mortgage Association, "I", Series 2003-84, Interest Only, 6.0%, 9/25/2033		458,175	91,603
Government National Mortgage Association:
"QI", Series 2011-112, Interest Only, 4.0%, 5/16/2026		1,564,215	174,899
"NI", Series 2011-80, Interest Only, 4.5%, 5/16/2038		1,924,531	235,504
"BI", Series 2010-30, Interest Only, 4.5%, 7/20/2039		202,621	31,562
"IQ", Series 2011-18, Interest Only, 5.5%, 1/16/2039		791,895	71,374
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		1,519,489	225,323
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		1,487,202	218,220
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		933,199	148,714
Residential Funding Mortgage Securities I, Inc., "M1", Series 2003-S17, 5.5%, 9/25/2033		865,246	831,048
Total Collateralized Mortgage Obligations (Cost $4,915,300)			4,976,588

Government & Agency Obligations 10.9%
Sovereign Bonds 1.8%
Federal Republic of Brazil, 5.625%, 1/7/2041		250,000	306,625
Government of Canada, 0.75%, 5/1/2014	CAD	1,000,000	977,301
Republic of Colombia, 4.375%, 7/12/2021		250,000	280,750
Republic of Croatia, 144A, 6.25%, 4/27/2017		250,000	249,327
Republic of Hungary, 4.75%, 2/3/2015		250,000	240,000
Republic of Latvia, 144A, 5.25%, 2/22/2017		250,000	258,125
Republic of Lithuania, 144A, 6.125%, 3/9/2021		250,000	275,000
Republic of Peru, 5.625%, 11/18/2050		250,000	303,125
Republic of Poland, 5.0%, 3/23/2022		250,000	272,875
Republic of Serbia:
144A, 6.75%, 11/1/2024		208,333	200,000
REG S, 6.75%, 11/1/2024		208,333	200,000
Republic of South Africa, 4.665%, 1/17/2024		250,000	270,625
Republic of Turkey, 6.0%, 1/14/2041		250,000	263,125
		Principal Amount ($)(c)	Value ($)

State of Qatar, 144A, 6.4%, 1/20/2040		100,000	127,250
United Mexican States, 4.75%, 3/8/2044		250,000	269,375
Vnesheconombank, 144A, 6.025%, 7/5/2022 (d)		250,000	249,377
			4,742,880
U.S. Treasury Obligations 9.1%
U.S. Treasury Bills:
0.1%***, 9/6/2012		153,000	152,981
0.1%***, 9/6/2012		120,000	119,985
U.S. Treasury Bonds:
4.75%, 2/15/2037		2,300,000	3,205,984
5.375%, 2/15/2031 (a)		1,000,000	1,457,188
U.S. Treasury Notes:
0.75%, 6/15/2014		5,000,000	5,041,419
1.0%, 1/15/2014		605,000	611,357
1.0%, 8/31/2016		3,350,000	3,402,605
1.75%, 1/31/2014		3,900,000	3,988,206
2.0%, 11/15/2021		3,800,000	3,939,829
4.5%, 11/15/2015		1,500,000	1,700,157
			23,619,711
Total Government & Agency Obligations (Cost $26,852,095)			28,362,591

Loan Participations and Assignments 0.6%
Sovereign Loans
Bank of Moscow, 144A, 6.699%, 3/11/2015		250,000	258,750
Gazprom OAO, 144A, 4.95%, 5/23/2016		250,000	258,873
OAO Novatek, 144A, 5.326%, 2/3/2016		250,000	260,030
Vimpel Communications, 144A, 7.748%, 2/2/2021		250,000	241,435
Vnesheconombank, 144A, 5.375%, 2/13/2017		250,000	258,710
VTB Bank OJSC, 144A, 6.0%, 4/12/2017		250,000	253,750
Total Loan Participations and Assignments (Cost $1,520,510)			1,531,548

Municipal Bonds and Notes 0.4%
California, University Revenues, Build America Bonds, 5.946%, 5/15/2045		125,000	155,910
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue, Build America Bonds, Series B, 6.2%, 12/1/2040		185,000	204,353
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018		500,000	515,350
Louisville & Jefferson County, KY, Metropolitan Sewer District & Drain System, Build America Bonds, 6.25%, 5/15/2043		150,000	192,661
Total Municipal Bonds and Notes (Cost $960,262)			1,068,274

		Principal Amount ($)(c)	Value ($)

Preferred Securities 0.1%
Financials 0.1%
Farm Credit Bank of Texas, Series 1, 7.561%, 12/15/2013 (e)		218,000	222,284
Materials 0.0%
Hercules, Inc., 6.5%, 6/30/2029		40,000	32,800
Total Preferred Securities (Cost $241,575)			255,084

	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (f) (Cost $2,000)	2	1,935

	Contracts	Value ($)

Call Options Purchased 0.0%
Options on Exchange-Traded Futures Contracts
10 Year U.S. Treasury Note Future, Expiration Date 8/24/2012, Strike Price $134.0	15	10,781

	Contract Amount	Value ($)

Options on Interest Rate Swap Contracts
Fixed Rate — 3.583% - Floating — LIBOR, Swap Expiration Date 5/11/2026, Option Expiration Date 5/9/2016	2,300,000	81,839
Total Call Options Purchased (Cost $124,535)		92,620

	Shares	Value ($)

Put Options Purchased 0.0%
Options on Exchange-Traded Futures Contracts
10 Year U.S. Treasury Note Future Expiration Date 8/24/2012, Strike Price $133.0 (Cost $23,493)	25	21,094

Securities Lending Collateral 9.2%
Daily Assets Fund Institutional, 0.24% (g) (h) (Cost $23,888,571)	23,888,571	23,888,571

Cash Equivalents 15.0%
Central Cash Management Fund, 0.14% (g) (Cost $39,063,140)	39,063,140	39,063,140

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $286,298,208)+	111.1	289,678,692
Other Assets and Liabilities, Net	(11.1)	(28,950,873)
Net Assets	100.0	260,727,819

The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
ERC Ireland Preferred Equity Ltd.*	7.69%	2/15/2017	120,439	EUR	165,016	46
Fontainebleau Las Vegas Holdings LLC*	11.0%	6/15/2015	25,000	USD	25,000	16
					190,016	62

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of June 30, 2012.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $289,384,565. At June 30, 2012, net unrealized appreciation for all securities based on tax cost was $294,127. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,965,492 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,671,365.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2012 amounted to $23,793,142, which is 9.1% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Principal amount stated in U.S. dollars unless otherwise noted.

(d) When-issued or delayed delivery security included.

(e) Date shown is call date; not a maturity date for the perpetual preferred securities.

(f) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
AOT Bedding Super Holdings LLC*	June 2010	2,000	1,935	0.0

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At June 30, 2012, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	9/19/2012	10	1,359,886	1,422
10 Year U.S. Treasury Note	USD	9/19/2012	34	4,534,750	4,175
Federal Republic of Germany Euro-Bund	EUR	9/6/2012	20	3,566,177	(8,715)
United Kingdom Long Gilt Bond	GBP	9/26/2012	10	1,865,443	(4,105)
Total net unrealized depreciation					(7,223)

At June 30, 2012, open written options contracts were as follows:
Options on Exchange-Traded Futures Contracts	Contracts	Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (i)
Call Options 10 Year U.S. Treasury Note	15	8/24/2012	136.0	1,842	(2,813)
Put Options 10 Year U.S. Treasury Note	50	8/24/2012	131.0	20,984	(14,062)
Total				22,826	(16,875)

(i) Unrealized appreciation on written options on exchange-traded futures contracts at June 30, 2012 was $5,951.

Options on Interest Rate Swap Contracts	Contract Amount	Swap Effective/ Expiration Date	Option Expiration Date	Premiums Received ($)	Value ($) (j)
Call Options Fixed — 4.083% - Floating — LIBOR	2,300,000	5/11/2016 5/11/2026	5/9/2016	78,200	(60,238)
Put Options Fixed — 2.07% - Floating — LIBOR	2,300,000	5/10/2013 5/10/2043	5/8/2013	36,800	(59,845)
Total				115,000	(120,083)

(j) Unrealized depreciation on written options on interest rate swap contracts at June 30, 2012 was $5,083.

As of June 30, 2012, open credit default swap contracts purchased were as follows:
Effective/ Expiration Date	Notional Amount ($)		Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payments (Received) ($)	Unrealized Appreciation ($)
3/20/2012 6/20/2017	5,200,000	1	1.0%	Markit Dow Jones CDX North America Investment Grade Index	29,725	(23,396)	53,121

Counterparty:

1 Citigroup, Inc.

As of June 30, 2012, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	1,244,282	EUR	1,000,000	7/6/2012	22,547	Bank of America
USD	2,208,713	NZD	2,800,000	7/16/2012	36,627	Bank of America
USD	3,016,140	EUR	2,400,000	7/23/2012	24,658	UBS AG
EUR	2,400,000	USD	3,044,294	7/23/2012	3,496	Bank of America
USD	1,873,371	EUR	1,500,000	7/27/2012	27,188	Bank of America
USD	2,540,383	BRL	5,300,000	7/30/2012	82,297	BNP Paribas
USD	1,206,570	TRY	2,200,000	8/2/2012	1,896	UBS AG
Total unrealized appreciation					198,709

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	1,000,000	USD	1,253,825	7/6/2012	(13,004)	UBS AG
NZD	2,800,000	USD	2,164,582	7/16/2012	(80,758)	BNP Paribas
BRL	5,300,000	USD	2,524,411	7/30/2012	(98,269)	Nomura International PLC
EUR	1,500,000	USD	1,898,994	8/2/2012	(1,655)	UBS AG
USD	1,267,985	MXN	17,000,000	8/3/2012	(4,345)	Bank of America
Total unrealized depreciation					(198,031)

Currency Abbreviations
AUD Australian Dollar BRL Brazilian Real CAD Canadian Dollar EUR Euro GBP British Pound MXN Mexican Peso NZD New Zealand Dollar TRL Turkish Lira USD United States Dollar

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, credit default swap contracts, forward foreign currency exchange contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments (k)
Consumer Discretionary	$3,262,070	$4,480,577	$15	$7,742,662
Consumer Staples	11,919,911	12,316,534	—	24,236,445
Energy	16,335,062	3,689,226	—	20,024,288
Financials	8,533,385	4,570,823	—	13,104,208
Health Care	—	12,864,646	—	12,864,646
Industrials	2,207,302	8,942,959	0	11,150,261
Information Technology	10,706,623	1,765,302	—	12,471,925
Materials	7,838,580	2,177,234	10,322	10,026,136
Telecommunication Services	6,848,178	7,323,288	—	14,171,466
Utilities	5,712,359	3,468,538	—	9,180,897
Fixed Income Investments (k)
Corporate Bonds	—	50,427,619	404,363	50,831,982
Asset Backed	—	577,567	—	577,567
Mortgage-Backed Securities Pass-Throughs	—	3,407,734	—	3,407,734
Commercial Mortgage-Backed Securities	—	627,030	—	627,030
Collateralized Mortgage Obligations	—	4,976,588	—	4,976,588
Government & Agency Obligations	—	28,362,591	—	28,362,591
Loan Participations and Assignments	—	1,531,548	—	1,531,548
Municipal Bonds and Notes	—	1,068,274	—	1,068,274
Preferred Securities	—	255,084	—	255,084
Other Investments	—	—	1,935	1,935
Short-Term Investments (k)	62,951,711	—	—	62,951,711
Derivatives (l)	37,472	333,669	—	371,141
Total	$136,352,653	$153,166,831	$416,635	$289,936,119
Liabilities
Derivatives (l)	$(29,695)	$(318,114)	$—	$(347,809)
Total	$(29,695)	$(318,114)	$—	$(347,809)

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended June 30, 2012.

(k) See Investment Portfolio for additional detailed categorizations.

(l) Derivatives include value of options purchased, unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, forward foreign currency exchange contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2012 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $223,346,497) — including $23,793,142 of securities loaned	$226,726,981
Investment in Daily Assets Fund Institutional (cost $23,888,571)*	23,888,571
Investment in Central Cash Management Fund (cost $39,063,140)	39,063,140
Total investments in securities, at value (cost $286,298,208)	289,678,692
Cash	31,305
Foreign currency, at value (cost $165,003)	166,445
Deposit with broker for futures contracts	765
Receivable for investments sold	1,118,711
Receivable for investments sold — when-issued/delayed delivery securities	1,039,625
Receivable for Fund shares sold	56,155
Dividends receivable	311,541
Interest receivable	1,151,034
Unrealized appreciation on swap contracts	53,121
Unrealized appreciation on forward foreign currency exchange contracts	198,709
Foreign taxes recoverable	25,848
Other assets	1,169
Total assets	293,833,120
Liabilities
Payable upon return of securities loaned	23,888,571
Payable for investments purchased	3,570,827
Payable for investments purchased — when-issued/delayed delivery securities	4,983,115
Payable for Fund shares redeemed	95,232
Payable for variation margin on futures contracts	19,879
Options written, at value (premium received $137,826)	136,958
Unrealized depreciation on forward foreign currency exchange contracts	198,031
Upfront payments received on swap contracts	23,396
Accrued management fee	78,100
Accrued Trustees' fees	793
Other accrued expenses and payables	110,399
Total liabilities	33,105,301
Net assets, at value	$260,727,819
Net Assets Consist of
Undistributed net investment income	3,068,011
Net unrealized appreciation (depreciation) on: Investments	3,380,484
Swap contracts	53,121
Futures	(7,223)
Foreign currency	(8,015)
Written options	868
Accumulated net realized gain (loss)	(10,659,018)
Paid-in capital	264,899,591
Net assets, at value	$260,727,819
Class A Net Asset Value, offering and redemption price per share ($260,727,819 ÷ 11,638,772 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$22.40

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2012 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $146,661)	$2,396,842
Interest	1,412,944
Income distributions — Central Cash Management Fund	15,061
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	74,203
Total income	3,899,050
Expenses: Management fee	491,941
Administration fee	133,583
Services to shareholders	536
Custodian fee	68,282
Professional fees	47,274
Reports to shareholders	24,874
Trustees' fees and expenses	6,860
Other	46,310
Total expenses	819,660
Net investment income	3,079,390
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	34,040,983
Swap contracts	(11,989)
Futures	703,865
Foreign currency	(1,288,621)
33,444,238
Change in net unrealized appreciation (depreciation) on: Investments	(20,801,774)
Swap contracts	53,121
Futures	(296,509)
Written options	868
Foreign currency	31,165
(21,013,129)
Net gain (loss)	12,431,109
Net increase (decrease) in net assets resulting from operations	$15,510,499

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations: Net investment income (loss)	$3,079,390	$6,031,493
Operations: Net investment income (loss)	$3,079,390	$6,031,493
Net realized gain (loss)	33,444,238	8,487,703
Change in net unrealized appreciation (depreciation)	(21,013,129)	(18,126,212)
Net increase (decrease) in net assets resulting from operations	15,510,499	(3,607,016)
Distributions to shareholders from: Net investment income: Class A	(4,191,340)	(4,612,028)
Total distributions	(4,191,340)	(4,612,028)
Fund share transactions: Class A Proceeds from shares sold	2,618,583	6,208,413
Shares issued to shareholders in reinvestment of distributions	4,191,340	4,612,028
Payments for shares redeemed	(21,460,683)	(46,814,172)
Net increase (decrease) in net assets from Class A share transactions	(14,650,760)	(35,993,731)
Increase (decrease) in net assets	(3,331,601)	(44,212,775)
Net assets at beginning of period	264,059,420	308,272,195
Net assets at end of period (including undistributed net investment income of $3,068,011 and $4,179,961, respectively)	$260,727,819	$264,059,420
Other Information
Class A Shares outstanding at beginning of period	12,288,136	13,930,205
Shares sold	116,302	285,391
Shares issued to shareholders in reinvestment of distributions	186,116	200,698
Shares redeemed	(951,782)	(2,128,158)
Net increase (decrease) in Class A shares	(649,364)	(1,642,069)
Shares outstanding at end of period	11,638,772	12,288,136

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/12 (Unaudited)		2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$21.49		$22.13	$20.52	$17.35	$24.81		$24.46
Income (loss) from investment operations: Net investment incomea	.26		.46	.39	.44	.61		.74
Net realized and unrealized gain (loss)	1.01		(.75)	1.88	3.43	(7.20)		.42
Total from investment operations	1.27		(.29)	2.27	3.87	(6.59)		1.16
Less distributions from: Net investment income	(.36)		(.35)	(.66)	(.70)	(.87)		(.81)
Net asset value, end of period	$22.40		$21.49	$22.13	$20.52	$17.35		$24.81
Total Return (%)	5.89	**	(1.42)	11.22	23.43	(27.33	)b	4.84	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	261		264	308	319	307		528
Ratio of expenses before expense reductions (%)	.61	*	.58	.65	.60	.64		.52
Ratio of expenses after expense reductions (%)	.61	*	.58	.65	.60	.62		.51
Ratio of net investment income (%)	2.31	*	2.09	1.89	2.40	2.83		3.00
Portfolio turnover rate (%)	111	**	109	203	207	263		199
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Global Income Builder VIP (formerly DWS Balanced VIP) (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities and Loan Participations and Assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at the price provided by the broker-dealer with which the option was traded and are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. Senior loans are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes and, where appropriate, deferred foreign taxes.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $40,835,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions of net investment income of the Fund, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the six months ended June 30, 2012, the Fund bought credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to economically hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of June 30, 2012 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2012, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $5,200,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2012, the Fund used futures contracts to gain exposure to different parts of the yield curve while managing overall duration, and to gain exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. In addition, prior to May 1, 2012, the Fund sought to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on fixed-income securities, including on financial indices. For the six months ended June 30, 2012, as part of this strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global bond markets.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2012 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $11,326,000 to $44,167,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $50,425,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the six months ended June 30, 2012, the Fund entered into options on interest rate futures and on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of June 30, 2012 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2012, the investment in written option contracts had a total value generally indicative of a range from $0 to approximately $137,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $114,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2012, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and to enhance total returns. Prior to May 1, 2012, the Fund also entered into forward currency contracts as part of its global tactical asset allocation overlay strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2012 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2012, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $10,886,000 to $47,248,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $13,357,000 to $47,692,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$113,714	$—	$—	$5,597	$119,311
Credit Contracts (a)	—	—	53,121	—	53,121
Foreign Exchange Contracts (c)	—	198,709	—	—	198,709
	$113,714	$198,709	$53,121	$5,597	$371,141

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investment in securities, at value (includes purchased options) and unrealized appreciation on swap contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(136,958)	$—	$(12,820)	$(149,778)
Foreign Exchange Contracts (c)	—	(198,031)	—	(198,031)
	$(136,958)	$(198,031)	$(12,820)	$(347,809)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Options written, at value

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$—	$—	$140,809	$140,809
Interest Rate Contracts (a)	12,387	—	—	563,056	575,443
Credit Contracts (a)	—	—	(11,989)	—	(11,989)
Foreign Exchange Contracts (b)	—	(1,149,150)	—	—	(1,149,150)
	$12,387	$(1,149,150)	$(11,989)	$703,865	$(444,887)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$—	$—	$—	$(23,250)	$(23,250)
Interest Rate Contracts (a)	(34,314)	868	—	—	(273,259)	(306,705)
Credit Contracts (a)	—	—	—	53,121	—	53,121
Foreign Exchange Contracts (b)	—	—	38,633	—	—	38,633
	$(34,314)	$868	$38,633	$53,121	$(296,509)	$(238,201)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the six months ended June 30, 2012, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury obligations) aggregated $256,501,801 and $306,486,572, respectively. Purchases and sales of U.S. Treasury obligations aggregated $13,564,169 and $8,574,007, respectively.

For the six months ended June 30, 2012, transactions for written options on interest rate swap contracts and futures contracts were as follows:
	Contracts/ Contract Amount	Premium
Outstanding, beginning of period	—	$—
Options written	4,600,065	137,826
Options closed	—	—
Outstanding, end of period	4,600,065	$137,826

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Amended and Restated Management Agreement.

Prior to May 1, 2012, pursuant to an investment subadvisory agreement with the Advisor, QS Investors, LLC ("QS Investors") acted as an investment subadvisor to the Fund. QS Investors rendered strategic asset allocation services and managed the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors was paid by the Advisor for the services QS Investors provided to the Fund. The Fund's board approved the termination of QS Investors as the Fund's subadvisor and effective May 1, 2012, the Advisor assumed all day-to-day advisory responsibilities for the Fund that were previously delegated to QS Investors (see Note G).

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.370%
Next $750 million	.345%
Over $1 billion	.310%

Accordingly, for the six months ended June 30, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.37% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2012, the Administration Fee was $133,583, of which $21,153 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2012, the amounts charged to the Fund by DISC aggregated $200, of which $64 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $10,432, of which $2,200 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2012, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $8,205.

E. Ownership of the Fund

At June 30, 2012, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Fund, each owning 45%, 21% and 15%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2012.

G. Changes to Investment Strategies, Policies and Fund Name

Effective May 1, 2012, the Fund's investment objective changed from seeking the highest total return, a combination of income and capital appreciation, consistent with reasonable risk, to seeking to maximize income while maintaining prospects for capital appreciation. In connection with the implementation of the new objective, the Fund's name changed to DWS Global Income Builder VIP. For more information, please see the Fund's current prospectus.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2012 to June 30, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2012
Actual Fund Return	Class A
Beginning Account Value 1/1/12	$1,000.00
Ending Account Value 6/30/12	$1,058.90
Expenses Paid per $1,000*	$3.12
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/12	$1,000.00
Ending Account Value 6/30/12	$1,021.83
Expenses Paid per $1,000*	$3.07

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Global Income Builder VIP	.61%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2GIB-3 (R-028382-1 8/12)

JUNE 30, 2012

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Global Thematic VIP

Contents
3 Performance Summary
4 Portfolio Summary
4 Portfolio Management
7 Investment Portfolio
12 Statement of Assets and Liabilities
13 Statement of Operations
14 Statement of Changes in Net Assets
15 Financial Highlights
17 Notes to Financial Statements
21 Information About Your Fund's Expenses
22 Proxy Voting
23 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2012 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 are 1.37% and 1.72% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in DWS Global Thematic VIP

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Global Thematic VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,512	$8,668	$12,732	$7,340	$17,202
	Average annual total return	5.12%	-13.32%	8.38%	-6.00%	5.57%
MSCI World Index	Growth of $10,000	$10,591	$9,502	$13,666	$8,607	$16,570
	Average annual total return	5.91%	-4.98%	10.97%	-2.96%	5.18%
DWS Global Thematic VIP		6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,487	$8,641	$12,592	$7,208	$16,833
	Average annual total return	4.87%	-13.59%	7.98%	-6.34%	5.35%
MSCI World Index	Growth of $10,000	$10,591	$9,502	$13,666	$8,607	$16,570
	Average annual total return	5.91%	-4.98%	10.97%	-2.96%	5.18%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

* The Fund commenced offering Class B shares on July 1, 2002. The performance shown for the index is for the time period of June 30, 2002 through June 30, 2012, which is based on the performance period of the life of the class.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/12	12/31/11

Common Stocks	95%	98%
Cash Equivalents	3%	—
Preferred Stocks	2%	2%
Participatory Notes	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/12	12/31/11

Materials	17%	9%
Financials	16%	16%
Information Technology	14%	16%
Health Care	12%	15%
Industrials	10%	10%
Consumer Staples	10%	8%
Energy	8%	13%
Consumer Discretionary	6%	8%
Telecommunication Services	5%	3%
Utilities	2%	2%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/12	12/31/11

United States	37%	42%
Continental Europe	28%	28%
Asia (excluding Japan)	10%	11%
Canada	7%	1%
Latin America	6%	6%
Africa	4%	2%
Japan	3%	6%
United Kingdom	2%	1%
Middle East	2%	2%
Bermuda	1%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management

Oliver Kratz, PhD
Portfolio Manager, Global Thematic Partners, LLC, Subadvisor to the Fund

Investment Portfolio June 30, 2012 (Unaudited)
	Shares	Value ($)

Common Stocks 95.9%
Austria 0.6%
Erste Group Bank AG* (Cost $272,431)	15,687	298,231
Bahrain 0.2%
Aluminium Bahrain (GDR) 144A (Cost $264,341)	21,937	131,622
Belgium 0.5%
Belgacom SA (Cost $287,264)	8,971	254,882
Bermuda 0.8%
Lazard Ltd. "A" (Cost $436,852)	15,393	400,064
Brazil 4.3%
All America Latina Logistica	52,867	223,207
Braskem SA (ADR) (a)	25,801	343,411
Diagnosticos da America SA	28,031	184,361
Gol Linhas Aereas Inteligentes SA (ADR)* (a)	57,956	255,586
Itau Unibanco Holding SA (ADR) (Preferred) (a)	45,154	628,544
SLC Agricola SA	63,318	630,185
(Cost $2,878,421)		2,265,294
Canada 6.3%
Barrick Gold Corp.	13,028	489,462
Detour Gold Corp.*	6,562	132,194
Goldcorp, Inc.	8,426	316,649
Kinross Gold Corp.	52,062	424,305
Potash Corp. of Saskatchewan, Inc.	28,643	1,251,413
Talisman Energy, Inc.	17,861	204,732
TransAlta Corp. (a)	31,700	537,103
(Cost $3,872,537)		3,355,858
China 2.9%
China Life Insurance Co., Ltd. "H"	235,804	617,950
China Life Insurance Co., Ltd. (ADR)	1,207	47,664
Home Inns & Hotels Management, Inc. (ADR)* (a)	11,207	253,951
Li Ning Co., Ltd.	137,785	77,609
Mindray Medical International Ltd. (ADR)	13,145	398,162
Yanzhou Coal Mining Co., Ltd. "H"*	106,800	163,913
(Cost $1,997,642)		1,559,249
Denmark 0.7%
AP Moller-Maersk AS "B"	38	250,073
Vestas Wind Systems AS* (a)	21,995	121,633
(Cost $709,805)		371,706
Egypt 0.5%
Orascom Telecom Holding SAE (GDR) REG S* (Cost $177,339)	97,029	242,803
France 1.5%
LVMH Moet Hennessy Louis Vuitton SA	3,139	478,441
Renault SA	8,476	339,853
(Cost $825,960)		818,294
	Shares	Value ($)

Germany 8.0%
Adidas AG	4,755	341,042
Axel Springer AG	13,332	573,285
Deutsche Lufthansa AG (Registered)	36,885	426,952
Deutsche Post AG (Registered)	61,926	1,096,778
Fraport AG	8,964	482,635
Infineon Technologies AG	111,707	757,424
Metro AG	17,136	499,867
TAG Immobilien AG	4,797	45,077
(Cost $4,407,693)		4,223,060
India 2.8%
ICICI Bank Ltd. (ADR) (a) (Cost $1,500,706)	46,648	1,511,862
Indonesia 0.2%
PT Semen Gresik (Persero) Tbk (Cost $77,178)	99,766	120,492
Israel 1.2%
Teva Pharmaceutical Industries Ltd. (ADR) (Cost $773,826)	16,272	641,768
Japan 3.0%
FANUC Corp.	2,700	443,602
Hitachi Ltd.	49,000	301,356
INPEX Corp.	151	846,555
(Cost $1,275,475)		1,591,513
Korea 2.1%
POSCO (ADR)	1,992	160,237
Samsung Electronics Co., Ltd.	898	952,080
(Cost $848,924)		1,112,317
Malaysia 0.5%
CIMB Group Holdings Bhd. (Cost $260,003)	108,300	259,176
Mexico 0.9%
Wal-Mart de Mexico SAB de CV "V" (Cost $562,578)	186,111	497,935
Netherlands 6.7%
Koninklijke (Royal) KPN NV	79,620	762,394
LyondellBasell Industries NV "A" (b)	3,932	158,342
QIAGEN NV*	31,281	522,342
Unilever NV (CVA) (a)	56,706	1,897,973
VimpelCom Ltd. (ADR)	26,927	218,378
(Cost $3,569,043)		3,559,429
Panama 0.6%
Copa Holdings SA "A" (Cost $128,368)	3,847	317,301
Russia 2.0%
Gazprom OAO (ADR)*	31,362	296,876
Sberbank of Russia (ADR)*	70,708	769,122
(Cost $1,188,045)		1,065,998
South Africa 4.0%
MTN Group Ltd.	59,796	1,033,619
Murray & Roberts Holdings Ltd.*	44,049	133,171
Shoprite Holdings Ltd.	15,496	286,320
	Shares	Value ($)

Standard Bank Group Ltd.	34,914	473,651
Tiger Brands Ltd.	5,866	176,203
(Cost $2,071,331)		2,102,964
Sweden 2.5%
Telefonaktiebolaget LM Ericsson "B" (Cost $1,434,365)	143,879	1,312,884
Switzerland 3.3%
Julius Baer Group Ltd.*	23,848	863,448
Roche Holding AG (Genusschein)	4,995	862,274
(Cost $1,644,333)		1,725,722
Thailand 1.3%
Bangkok Bank PCL (Foreign Registered)	25,500	166,815
Kasikornbank PCL (Foreign Registered)	45,000	235,065
Seamico Securities PCL (Foreign Registered)	1,748,260	77,615
Siam Cement Public Co., Ltd.	18,649	186,101
(Cost $659,741)		665,596
United Kingdom 2.2%
AstraZeneca PLC	3,509	156,849
Rio Tinto PLC	13,118	626,507
Standard Chartered PLC	11,528	251,320
Tesco PLC	32,344	157,219
(Cost $1,262,393)		1,191,895
United States 36.3%
Abbott Laboratories (a)	8,870	571,849
Adobe Systems, Inc.* (a)	17,125	554,336
Advanced Micro Devices, Inc.* (a)	50,876	291,520
AGCO Corp.*	16,526	755,734
AllianceBernstein Holding LP	17,656	224,055
Ashland, Inc.	2,237	155,047
Bank of America Corp.	122,762	1,004,193
Bunge Ltd. (a)	4,212	264,261
Calpine Corp.*	35,572	587,294
Chevron Corp.	6,014	634,477
Cisco Systems, Inc.	20,073	344,653
CSX Corp. (a)	30,135	673,819
Dow Chemical Co. (a)	27,790	875,385
Energy Transfer Equity LP	7,129	292,432
Energy Transfer Partners LP (a)	10,168	449,324
Frontier Communications Corp. (a)	37,471	143,514
Global Payments, Inc.	6,122	264,654
iRobot Corp.* (a)	6,063	134,295
JPMorgan Chase & Co.	3,203	114,443
Laboratory Corp. of America Holdings* (a)	14,092	1,305,060
Life Technologies Corp.* (a)	19,920	896,201
Monsanto Co.	11,041	913,974
NCR Corp.*	41,111	934,453
	Shares	Value ($)

NetApp, Inc.* (a)	11,293	359,343
New York Times Co. "A"* (a)	36,828	287,258
Newmont Mining Corp.	15,617	757,581
Oracle Corp.	13,392	397,742
PerkinElmer, Inc. (a)	8,249	212,824
Quest Diagnostics, Inc.	6,405	383,660
Quest Software, Inc.*	6,725	187,291
Ralcorp Holdings, Inc.*	7,731	515,967
Rock-Tenn Co. "A"	5,048	275,368
Safeway, Inc.	9,647	175,093
Schlumberger Ltd. (a)	7,455	483,904
Symantec Corp.*	30,899	451,434
The Mosaic Co.	30,340	1,661,418
Williams Companies, Inc.	24,195	697,300
(Cost $17,545,040)		19,231,156
Total Common Stocks (Cost $50,931,634)		50,829,071

Preferred Stock 1.7%
Germany
Volkswagen AG (Cost $892,098)	5,638	893,891

Participatory Notes 0.2%
Nigeria
Bank of Nigeria (issuer HSBC Bank PLC), Expiration Date 11/5/2013	1,383,174	92,807
Guaranty Trust Bank PLC (issuer HSBC Bank PLC), Expiration Date 9/15/2014*	228,273	21,039
Zenith Bank PLC (issuer HSBC Bank PLC), Expiration Date 2/2/2015*	234,847	19,841
Total Participatory Notes (Cost $152,400)		133,687

Securities Lending Collateral 17.8%
Daily Assets Fund Institutional, 0.24% (c) (d) (Cost $9,410,055)	9,410,055	9,410,055

Cash Equivalents 2.5%
Central Cash Management Fund, 0.14% (c) (Cost $1,307,154)	1,307,154	1,307,154

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $62,693,341)+	118.1	62,573,858
Other Assets and Liabilities, Net	(18.1)	(9,586,755)
Net Assets	100.0	52,987,103

* Non-income producing security.

+ The cost for federal income tax purposes was $63,333,050. At June 30, 2012, net unrealized depreciation for all securities based on tax cost was $759,192. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,114,780 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,873,972.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2012 amounted to $9,503,930, which is 17.9% of net assets.

(b) Listed on the New York Stock Exchange.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

GDR: Global Depositary Receipt

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks & Preferred Stock (e)
Austria	$—	$298,231	$—	$298,231
Bahrain	—	131,622	—	131,622
Belgium	—	254,882	—	254,882
Bermuda	400,064	—	—	400,064
Brazil	2,265,294	—	—	2,265,294
Canada	3,355,858	—	—	3,355,858
China	699,777	859,472	—	1,559,249
Denmark	—	371,706	—	371,706
Egypt	—	242,803	—	242,803
France	—	818,294	—	818,294
Germany	—	5,116,951	—	5,116,951
India	1,511,862	—	—	1,511,862
Indonesia	—	120,492	—	120,492
Israel	641,768	—	—	641,768
Japan	—	1,591,513	—	1,591,513
Korea	160,237	952,080	—	1,112,317
Malaysia	—	259,176	—	259,176
Mexico	497,935	—	—	497,935
Netherlands	376,720	3,182,709	—	3,559,429
Panama	317,301	—	—	317,301
Russia	—	1,065,998	—	1,065,998
South Africa	—	2,102,964	—	2,102,964
Sweden	—	1,312,884	—	1,312,884
Switzerland	—	1,725,722	—	1,725,722
Thailand	—	665,596	—	665,596
United Kingdom	—	1,191,895	—	1,191,895
United States	19,231,156	—	—	19,231,156
Participatory Notes (e)	—	133,687	—	133,687
Short-Term Investments (e)	10,717,209	—	—	10,717,209
Total	$40,175,181	$22,398,677	—	$62,573,858

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended June 30, 2012.

(e) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2012 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $51,976,132) — including $9,503,930 of securities loaned	$51,856,649
Investment in Daily Assets Fund Institutional (cost $9,410,055)*	9,410,055
Investment in Central Cash Management Fund (cost $1,307,154)	1,307,154
Total investments in securities, at value (cost $62,693,341)	62,573,858
Foreign currency, at value (cost $56,734)	56,639
Receivable for investments sold	212,261
Receivable for Fund shares sold	512
Dividends receivable	64,771
Interest receivable	2,215
Foreign taxes recoverable	19,748
Other assets	289
Total assets	62,930,293
Liabilities
Cash overdraft	14
Payable upon return of securities loaned	9,410,055
Payable for investments purchased	367,923
Payable for Fund shares redeemed	76,418
Accrued management fee	16,531
Accrued Trustees' fees	302
Other accrued expenses and payables	71,947
Total liabilities	9,943,190
Net assets, at value	$52,987,103
Net Assets Consist of
Undistributed net investment income	571,875
Net unrealized appreciation (depreciation) on: Investments	(119,483)
Foreign currency	(1,854)
Accumulated net realized gain (loss)	(54,476,150)
Paid-in capital	107,012,715
Net assets, at value	$52,987,103
Class A Net Asset Value, offering and redemption price per share ($50,282,141 ÷ 6,137,873 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.19
Class B Net Asset Value, offering and redemption price per share ($2,704,962 ÷ 329,263 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.22

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2012 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $69,956)	$844,802
Income distributions — Central Cash Management Fund	857
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	45,562
Total income	891,221
Expenses: Management fee	253,342
Administration fee	27,688
Services to shareholders	159
Distribution service fee (Class B)	3,846
Record keeping fees (Class B)	1,477
Custodian fee	53,641
Audit and tax fees	30,758
Legal fees	4,796
Reports to shareholders	11,994
Trustees' fees and expenses	2,366
Other	15,931
Total expenses before expense reductions	405,998
Expense reductions	(118,106)
Total expenses after expense reductions	287,892
Net investment income (loss)	603,329
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(1,043,205)
Foreign currency	(21,058)
(1,064,263)
Change in net unrealized appreciation (depreciation) on: Investments	3,152,727
Foreign currency	749
3,153,476
Net gain (loss)	2,089,213
Net increase (decrease) in net assets resulting from operations	$2,692,542

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations: Net investment income (loss)	$603,329	$781,153
Operations: Net investment income (loss)	$603,329	$781,153
Net realized gain (loss)	(1,064,263)	41,917
Change in net unrealized appreciation (depreciation)	3,153,476	(9,895,185)
Net increase (decrease) in net assets resulting from operations	2,692,542	(9,072,115)
Distributions to shareholders from: Net investment income: Class A	(741,039)	(391,766)
Class B	(31,068)	(9,700)
Total distributions	(772,107)	(401,466)
Fund share transactions: Class A Proceeds from shares sold	2,784,146	3,929,750
Reinvestment of distributions	741,039	391,766
Payments for shares redeemed	(4,285,021)	(13,903,803)
Net increase (decrease) in net assets from Class A share transactions	(759,836)	(9,582,287)
Class B Proceeds from shares sold	41,421	106,041
Reinvestment of distributions	31,068	9,700
Payments for shares redeemed	(624,016)	(1,299,469)
Net increase (decrease) in net assets from Class B share transactions	(551,527)	(1,183,728)
Increase (decrease) in net assets	609,072	(20,239,596)
Net assets at beginning of period	52,378,031	72,617,627
Net assets at end of period (including undistributed net investment income of $571,875 and $740,653, respectively)	$52,987,103	$52,378,031
Other Information
Class A Shares outstanding at beginning of period	6,234,878	7,301,949
Shares sold	320,953	458,129
Shares issued to shareholders in reinvestment of distributions	85,967	39,334
Shares redeemed	(503,925)	(1,564,534)
Net increase (decrease) in Class A shares	(97,005)	(1,067,071)
Shares outstanding at end of period	6,137,873	6,234,878
Class B Shares outstanding at beginning of period	393,322	519,624
Shares sold	4,941	12,482
Shares issued to shareholders in reinvestment of distributions	3,592	971
Shares redeemed	(72,592)	(139,755)
Net increase (decrease) in Class B shares	(64,059)	(126,302)
Shares outstanding at end of period	329,263	393,322

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/12 (Unaudited)		2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$7.90		$9.28	$8.24	$5.84	$15.66	$17.39
Income (loss) from investment operations: Net investment incomea	.09		.11	.06	.08	.11	.14
Net realized and unrealized gain (loss)	.32		(1.43)	1.06	2.42	(5.83)	.88
Total from investment operations	.41		(1.32)	1.12	2.50	(5.72)	1.02
Less distributions from: Net investment income	(.12)		(.06)	(.08)	(.10)	(.19)	(.11)
Net realized gains	—		—	—	—	(3.91)	(2.64)
Total distributions	(.12)		(.06)	(.08)	(.10)	(4.10)	(2.75)
Net asset value, end of period	$8.19		$7.90	$9.28	$8.24	$5.84	$15.66
Total Return (%)b	5.12	**	(14.39)	13.65	43.82	(47.75)	6.29
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50		49	68	66	59	151
Ratio of expenses before expense reductions (%)	1.45	*	1.37	1.41	1.38	1.47	1.44
Ratio of expenses after expense reductions (%)	1.02	*	1.03	1.05	1.04	1.09	1.11
Ratio of net investment income (%)	1.10	***	1.24	.77	1.23	1.09	.82
Portfolio turnover rate (%)	56	**	127	165	190	229	191
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Not annualized. The ratio for the six months ended June 30, 2012 has not been annualized, since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the year.

			Years Ended December 31,
Class B	Six Months Ended 6/30/12 (Unaudited)		2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$7.91		$9.29	$8.25	$5.85	$15.66	$17.38
Income (loss) from investment operations: Net investment incomea	.08		.08	.04	.06	.07	.07
Net realized and unrealized gain (loss)	.32		(1.44)	1.05	2.42	(5.83)	.90
Total from investment operations	.40		(1.36)	1.09	2.48	(5.76)	.97
Less distributions from: Net investment income	(.09)		(.02)	(.05)	(.08)	(.14)	(.05)
Net realized gains	—		—	—	—	(3.91)	(2.64)
Total distributions	(.09)		(.02)	(.05)	(.08)	(4.05)	(2.69)
Net asset value, end of period	$8.22		$7.91	$9.29	$8.25	$5.85	$15.66
Total Return (%)b	4.87	**	(14.67)	13.24	43.23	(47.87)	5.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		3	5	5	4	10
Ratio of expenses before expense reductions (%)	1.79	*	1.72	1.76	1.73	1.82	1.81
Ratio of expenses after expense reductions (%)	1.36	*	1.38	1.40	1.39	1.45	1.47
Ratio of net investment income (%)	.89	***	.88	.42	.88	.73	.46
Portfolio turnover rate (%)	56	**	127	165	190	229	191
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Not annualized. The ratio for the six months ended June 30, 2012 has not been annualized, since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the year.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Global Thematic VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets for Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Participatory Notes. The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to local shares in foreign markets. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign markets that they seek to replicate. Although each participation note is structured with a defined maturity date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement and potential delays or an inability to redeem before maturity under certain market conditions.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes and, where appropriate, deferred foreign taxes.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $51,528,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($35,241,000) and December 31, 2017 ($16,287,000), the respective expiration dates, whichever occurs first.

From November 1, 2011 through December 31, 2011, the Fund elects to defer qualified late year losses of approximately $96,000 of net long-term realized capital losses and $1,494,000 of net short-term realized capital losses and treat them as arising in the fiscal year ending December 31, 2012.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions of net investment income of the Fund, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, income received from Passive Foreign Investment Companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the six months ended June 30, 2012, purchases and sales of investment transactions (excluding short-term investments) aggregated $30,203,556 and $32,997,764, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Global Thematic Partners, LLC ("GTP") serves as subadvisor. As a subadvisor to the Fund, GTP makes investment decisions and buys and sells securities for the Fund. GTP is paid by the Advisor for the services GTP provides to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.915%
Next $500 million	.865%
Next $750 million	.815%
Next $1.5 billion	.765%
Over $3 billion	.715%

For the period from January 1, 2012 through April 30, 2013, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.02%
Class B	1.37%

Accordingly, for the six months ended June 30, 2012, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $117,978, and the amount charged aggregated $135,364, which was equivalent to an annualized effective rate of 0.49% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2012, the Administration Fee was $27,688, of which $4,185 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at June 30, 2012
Class A	$128	$128	$—
Class B	31	—	10
	$159	$128	$10

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2012, the Distribution Service Fee aggregated $3,846, of which $535 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $10,766, of which $1,983 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

E. Ownership of the Fund

At June 30, 2012, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 59% and 30%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 97%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2012.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2012 to June 30, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2012
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/12	$1,000.00	$1,000.00
Ending Account Value 6/30/12	$1,051.20	$1,048.70
Expenses Paid per $1,000*	$5.20	$6.93
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/12	$1,000.00	$1,000.00
Ending Account Value 6/30/12	$1,019.79	$1,018.10
Expenses Paid per $1,000*	$5.12	$6.82

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Global Thematic VIP	1.02%	1.36%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2GT-3 (R-028383-1 8/12)

JUNE 30, 2012

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS High Income VIP

Contents
3 Performance Summary
4 Portfolio Summary
6 Portfolio Management
7 Investment Portfolio
20 Statement of Assets and Liabilities
21 Statement of Operations
22 Statement of Changes in Net Assets
23 Financial Highlights
24 Notes to Financial Statements
30 Information About Your Fund's Expenses
31 Proxy Voting
32 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2012 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 are 0.72% and 0.99% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in DWS High Income VIP

The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS High Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,679	$10,663	$14,865	$13,189	$22,454
	Average annual total return	6.79%	6.63%	14.13%	5.69%	8.43%
Credit Suisse High Yield Index	Growth of $10,000	$10,666	$10,730	$15,604	$14,510	$25,384
	Average annual total return	6.66%	7.30%	15.99%	7.73%	9.76%
DWS High Income VIP		6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,663	$10,631	$14,746	$13,014	$21,709
	Average annual total return	6.63%	6.31%	13.82%	5.41%	8.06%
Credit Suisse High Yield Index	Growth of $10,000	$10,666	$10,730	$15,604	$14,510	$25,384
	Average annual total return	6.66%	7.30%	15.99%	7.73%	9.76%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

* The Fund commenced offering Class B shares on July 1, 2002. The performance shown for the index is for the time period of June 30, 2002 through June 30, 2012, which is based on the performance period of the life of the class.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/12	12/31/11

Corporate Bonds	95%	90%
Cash Equivalents	3%	8%
Preferred Securities	1%	0%
Loan Participations and Assignments	1%	1%
Government & Agency Obligations	—	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Government & Agency Obligations, Cash Equivalents and Securities Lending Collateral)	6/30/12	12/31/11

Consumer Discretionary	23%	22%
Financials	16%	15%
Telecommunication Services	13%	14%
Energy	13%	12%
Materials	12%	12%
Industrials	8%	10%
Information Technology	5%	5%
Health Care	4%	3%
Consumer Staples	3%	4%
Utilities	3%	3%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/12	12/31/11

AAA	—	1%
BBB	2%	3%
BB	31%	32%
B	54%	52%
CCC	11%	11%
Not Rated	2%	1%
	100%	100%

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management

Gary Russell, CFA
Portfolio Manager

Investment Portfolio June 30, 2012 (Unaudited)
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 93.2%
Consumer Discretionary 20.9%
AMC Entertainment, Inc., 8.75%, 6/1/2019		765,000	820,462
AMC Networks, Inc., 144A, 7.75%, 7/15/2021		80,000	88,200
American Achievement Corp., 144A, 10.875%, 4/15/2016		260,000	189,150
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		590,000	610,650
8.375%, 11/15/2020		460,000	501,400
Avis Budget Car Rental LLC:
8.25%, 1/15/2019 (b)		535,000	573,787
9.625%, 3/15/2018		260,000	284,700
Beazer Homes U.S.A., Inc., 9.125%, 6/15/2018		135,000	119,138
Block Communications, Inc., 144A, 7.25%, 2/1/2020		375,000	380,625
Cablevision Systems Corp.:
7.75%, 4/15/2018		65,000	69,225
8.0%, 4/15/2020		65,000	70,200
Caesar's Entertainment Operating Co., Inc.:
144A, 8.5%, 2/15/2020		760,000	765,700
10.0%, 12/15/2018		450,000	307,688
11.25%, 6/1/2017		715,000	780,244
Carlson Wagonlit BV, 144A, 6.875%, 6/15/2019		215,000	220,375
CCO Holdings LLC:
6.5%, 4/30/2021		1,155,000	1,230,075
6.625%, 1/31/2022		450,000	481,500
7.0%, 1/15/2019		120,000	129,600
7.25%, 10/30/2017		520,000	566,800
7.375%, 6/1/2020		50,000	54,938
7.875%, 4/30/2018		225,000	244,688
8.125%, 4/30/2020		150,000	167,250
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		1,725,000	1,858,687
Chester Downs & Marina LLC, 144A, 9.25%, 2/1/2020		145,000	151,163
Clear Channel Communications, Inc., 9.0%, 3/1/2021		140,000	121,800
Clear Channel Worldwide Holdings, Inc.:
144A, 7.625%, 3/15/2020		1,225,000	1,195,237
Series A, 9.25%, 12/15/2017		100,000	108,750
Series B, 9.25%, 12/15/2017		150,000	163,500
CSC Holdings LLC, 144A, 6.75%, 11/15/2021		1,400,000	1,491,000
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019 (b)		250,000	235,625
DineEquity, Inc., 9.5%, 10/30/2018		385,000	421,575
DISH DBS Corp.:
6.75%, 6/1/2021		50,000	54,000
7.125%, 2/1/2016		465,000	510,337
7.875%, 9/1/2019		270,000	311,175
		Principal Amount ($)(a)	Value ($)

Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015*		490,000	306
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		505,000	511,944
Harron Communications LP, 144A, 9.125%, 4/1/2020		270,000	279,450
Hertz Corp.:
144A, 6.75%, 4/15/2019		215,000	223,600
6.75%, 4/15/2019 (b)		90,000	93,600
7.5%, 10/15/2018		905,000	970,612
Lear Corp., 8.125%, 3/15/2020		230,000	257,600
Libbey Glass, Inc., 144A, 6.875%, 5/15/2020		130,000	133,575
Lions Gate Entertainment, Inc., 144A, 10.25%, 11/1/2016		540,000	591,300
Mediacom Broadband LLC, 8.5%, 10/15/2015 (b)		635,000	652,462
Mediacom LLC:
7.25%, 2/15/2022		110,000	111,925
9.125%, 8/15/2019		560,000	614,600
MGM Resorts International:
7.5%, 6/1/2016		205,000	212,175
7.625%, 1/15/2017 (b)		560,000	578,200
144A, 8.625%, 2/1/2019 (b)		840,000	898,800
9.0%, 3/15/2020		145,000	160,950
10.0%, 11/1/2016 (b)		225,000	249,188
11.125%, 11/15/2017		235,000	263,788
Michaels Stores, Inc., 13.0%, 11/1/2016 (b)		88,000	94,271
National CineMedia LLC, 144A, 6.0%, 4/15/2022		200,000	203,500
Norcraft Companies LP, 10.5%, 12/15/2015 (b)		1,260,000	1,247,400
Palace Entertainment Holdings LLC, 144A, 8.875%, 4/15/2017		435,000	454,575
Penske Automotive Group, Inc., 7.75%, 12/15/2016		730,000	757,375
PETCO Animal Supplies, Inc., 144A, 9.25%, 12/1/2018		315,000	344,138
Regal Entertainment Group, 9.125%, 8/15/2018 (b)		180,000	198,000
Sabre Holdings Corp., 8.35%, 3/15/2016		305,000	288,225
Seminole Indian Tribe of Florida:
144A, 7.75%, 10/1/2017		200,000	218,000
144A, 7.804%, 10/1/2020		415,000	411,518
Sonic Automotive, Inc.:
144A, 7.0%, 7/15/2022 (c)		95,000	98,325
Series B, 9.0%, 3/15/2018		565,000	614,437
Toys "R" Us-Delaware, Inc., 144A, 7.375%, 9/1/2016		200,000	198,000
Travelport LLC:
5.092%**, 9/1/2014		390,000	248,625
9.0%, 3/1/2016 (b)		75,000	52,500
UCI International, Inc., 8.625%, 2/15/2019		120,000	120,750
Unitymedia GmbH, 144A, 9.625%, 12/1/2019	EUR	550,000	756,927
		Principal Amount ($)(a)	Value ($)

Unitymedia Hessen GmbH & Co., KG:
144A, 7.5%, 3/15/2019		435,000	461,100
144A, 8.125%, 12/1/2017		1,110,000	1,193,250
Univision Communications, Inc.:
144A, 6.875%, 5/15/2019		60,000	61,800
144A, 7.875%, 11/1/2020		140,000	149,800
UPC Holding BV:
144A, 8.375%, 8/15/2020	EUR	480,000	628,700
144A, 9.75%, 4/15/2018	EUR	425,000	576,830
Visant Corp., 10.0%, 10/1/2017		460,000	456,550
Visteon Corp., 6.75%, 4/15/2019		435,000	423,037
Yonkers Racing Corp., 144A, 11.375%, 7/15/2016		335,000	355,938
			32,696,890
Consumer Staples 3.3%
B&G Foods, Inc., 7.625%, 1/15/2018		230,000	247,250
Del Monte Corp., 7.625%, 2/15/2019		410,000	413,587
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		130,000	135,688
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		555,000	488,400
JBS U.S.A. LLC, 144A, 8.25%, 2/1/2020		160,000	155,600
NBTY, Inc., 9.0%, 10/1/2018		190,000	209,950
Pilgrim's Pride Corp., 7.875%, 12/15/2018 (b)		290,000	293,987
Smithfield Foods, Inc., 7.75%, 7/1/2017		1,880,000	2,079,750
SUPERVALU, Inc., 8.0%, 5/1/2016 (b)		210,000	212,625
Tops Holding Corp., 10.125%, 10/15/2015		330,000	350,625
TreeHouse Foods, Inc., 7.75%, 3/1/2018		125,000	135,469
U.S. Foods, Inc., 144A, 8.5%, 6/30/2019		400,000	406,000
			5,128,931
Energy 11.9%
Alpha Natural Resources, Inc., 6.0%, 6/1/2019		345,000	294,112
Arch Coal, Inc., 7.25%, 10/1/2020 (b)		110,000	92,950
Berry Petroleum Co., 6.75%, 11/1/2020		335,000	350,075
BreitBurn Energy Partners LP, 8.625%, 10/15/2020		225,000	237,938
Chaparral Energy, Inc., 8.25%, 9/1/2021		410,000	433,575
Chesapeake Energy Corp.:
6.125%, 2/15/2021 (b)		245,000	237,038
6.875%, 11/15/2020 (b)		560,000	551,600
Chesapeake Midstream Partners LP, 6.125%, 7/15/2022		325,000	318,500
Chesapeake Oilfield Operating LLC, 144A, 6.625%, 11/15/2019		150,000	135,000
Cimarex Energy Co., 5.875%, 5/1/2022		205,000	212,944
Cloud Peak Energy Resources LLC:
8.25%, 12/15/2017		145,000	150,075
8.5%, 12/15/2019 (b)		150,000	155,625
		Principal Amount ($)(a)	Value ($)

CONSOL Energy, Inc.:
6.375%, 3/1/2021		90,000	84,600
8.0%, 4/1/2017		295,000	306,062
8.25%, 4/1/2020		155,000	162,750
Continental Resources, Inc.:
7.125%, 4/1/2021		175,000	195,125
7.375%, 10/1/2020		195,000	217,425
8.25%, 10/1/2019		105,000	117,338
Crestwood Midstream Partners LP, 7.75%, 4/1/2019		920,000	913,100
Crosstex Energy LP:
144A, 7.125%, 6/1/2022		105,000	103,425
8.875%, 2/15/2018		365,000	385,531
Dresser-Rand Group, Inc., 6.5%, 5/1/2021		420,000	435,750
Eagle Rock Energy Partners LP, 8.375%, 6/1/2019		535,000	533,662
EP Energy LLC:
144A, 6.875%, 5/1/2019		330,000	344,850
144A, 9.375%, 5/1/2020 (b)		150,000	155,438
EV Energy Partners LP, 8.0%, 4/15/2019		835,000	828,737
Forest Oil Corp., 7.25%, 6/15/2019		580,000	532,150
Frontier Oil Corp., 6.875%, 11/15/2018		315,000	327,600
Genesis Energy LP, 7.875%, 12/15/2018		150,000	153,750
Global Geophysical Services, Inc., 10.5%, 5/1/2017		775,000	738,187
Halcon Resources Corp., 144A, 9.75%, 7/15/2020 (c)		280,000	284,900
Holly Energy Partners LP:
144A, 6.5%, 3/1/2020		105,000	105,788
8.25%, 3/15/2018		330,000	349,800
Kodiak Oil & Gas Corp., 144A, 8.125%, 12/1/2019		165,000	169,950
Linn Energy LLC:
144A, 6.25%, 11/1/2019		595,000	583,100
144A, 6.5%, 5/15/2019		115,000	113,850
Magnum Hunter Resources Corp., 144A, 9.75%, 5/15/2020		170,000	164,900
MEG Energy Corp., 144A, 6.5%, 3/15/2021		235,000	239,994
Murray Energy Corp., 144A, 10.25%, 10/15/2015		170,000	149,175
Newfield Exploration Co., 7.125%, 5/15/2018		270,000	285,862
Northern Oil & Gas, Inc., 144A, 8.0%, 6/1/2020		545,000	542,275
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		175,000	173,250
7.25%, 2/1/2019		665,000	681,625
Offshore Group Investments Ltd.:
144A, 11.5%, 8/1/2015		45,000	48,825
11.5%, 8/1/2015		305,000	330,925
Peabody Energy Corp.:
144A, 6.0%, 11/15/2018		145,000	144,275
144A, 6.25%, 11/15/2021		165,000	163,350
Plains Exploration & Production Co.:
6.125%, 6/15/2019		215,000	216,075
6.75%, 2/1/2022		525,000	535,500
7.625%, 6/1/2018		320,000	340,000
		Principal Amount ($)(a)	Value ($)

Regency Energy Partners LP, 6.875%, 12/1/2018		205,000	215,763
SandRidge Energy, Inc., 7.5%, 3/15/2021		125,000	123,438
SESI LLC, 6.375%, 5/1/2019		235,000	246,162
Swift Energy Co., 7.875%, 3/1/2022		435,000	437,175
Venoco, Inc., 8.875%, 2/15/2019		590,000	536,900
WPX Energy, Inc.:
5.25%, 1/15/2017		960,000	972,000
6.0%, 1/15/2022		705,000	701,475
			18,561,244
Financials 14.6%
Abengoa Finance SAU, 144A, 8.875%, 11/1/2017		620,000	548,700
AerCap Aviation Solutions BV, 144A, 6.375%, 5/30/2017		470,000	472,350
Ally Financial, Inc.:
5.5%, 2/15/2017		385,000	391,060
8.0%, 3/15/2020		340,000	391,000
8.0%, 11/1/2031		340,000	398,650
AmeriGas Finance LLC:
6.75%, 5/20/2020		110,000	112,200
7.0%, 5/20/2022		110,000	113,300
Antero Resources Finance Corp.:
7.25%, 8/1/2019		285,000	294,975
9.375%, 12/1/2017		390,000	430,950
AWAS Aviation Capital Ltd., 144A, 7.0%, 10/17/2016		513,600	531,576
CIT Group, Inc.:
5.0%, 5/15/2017		385,000	396,550
5.25%, 3/15/2018		540,000	557,550
144A, 7.0%, 5/2/2017		685,281	686,566
Codere Finance Luxembourg SA, 144A, 9.25%, 2/15/2019		225,000	158,625
DuPont Fabros Technology LP, (REIT), 8.5%, 12/15/2017		435,000	478,500
E*TRADE Financial Corp., 6.75%, 6/1/2016		710,000	722,425
Fresenius Medical Care U.S. Finance II, Inc.:
144A, 5.625%, 7/31/2019		220,000	229,350
144A, 5.875%, 1/31/2022		195,000	203,044
Fresenius U.S. Finance II, Inc., 144A, 9.0%, 7/15/2015		420,000	482,475
Hellas Telecommunications Finance SCA, 144A, 8.985%**, 7/15/2015 (PIK)*	EUR	322,107	245
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		95,000	97,375
8.875%, 2/1/2018		2,000,000	2,040,000
International Lease Finance Corp.:
Series R, 5.65%, 6/1/2014		340,000	348,500
5.75%, 5/15/2016		105,000	106,531
6.25%, 5/15/2019		270,000	275,063
8.625%, 9/15/2015		235,000	259,675
8.625%, 1/15/2022		310,000	359,002
8.75%, 3/15/2017		370,000	415,325
		Principal Amount ($)(a)	Value ($)

JBS Finance II Ltd., 144A, 8.25%, 1/29/2018		255,000	247,350
Level 3 Financing, Inc.:
8.125%, 7/1/2019		670,000	687,587
8.625%, 7/15/2020 (b)		510,000	535,500
MPT Operating Partnership LP:
(REIT), 6.375%, 2/15/2022		185,000	185,463
(REIT), 6.875%, 5/1/2021		295,000	307,538
National Money Mart Co., 10.375%, 12/15/2016		790,000	870,975
Neuberger Berman Group LLC:
144A, 5.625%, 3/15/2020		160,000	166,800
144A, 5.875%, 3/15/2022		265,000	276,925
NII Capital Corp., 7.625%, 4/1/2021		395,000	338,712
Nuveen Investments, Inc., 10.5%, 11/15/2015		1,005,000	1,020,075
Pinnacle Foods Finance LLC:
8.25%, 9/1/2017		425,000	449,437
9.25%, 4/1/2015		345,000	354,487
Reynolds Group Issuer, Inc.:
144A, 6.875%, 2/15/2021		540,000	561,600
144A, 7.125%, 4/15/2019		415,000	434,712
144A, 8.25%, 2/15/2021		225,000	213,750
144A, 8.5%, 5/15/2018 (b)		455,000	445,900
144A, 9.0%, 4/15/2019		275,000	274,313
144A, 9.875%, 8/15/2019		125,000	129,688
Schaeffler Finance BV:
144A, 7.75%, 2/15/2017		420,000	437,850
144A, 7.75%, 2/15/2017	EUR	210,000	277,076
144A, 8.5%, 2/15/2019		200,000	213,500
144A, 8.75%, 2/15/2019	EUR	100,000	134,143
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		185,000	187,775
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		230,000	240,350
UR Merger Sub Corp.:
144A, 5.75%, 7/15/2018		365,000	379,600
144A, 7.375%, 5/15/2020		595,000	621,775
144A, 7.625%, 4/15/2022		595,000	623,262
Wind Acquisition Finance SA:
144A, 7.25%, 2/15/2018		400,000	350,000
144A, 11.75%, 7/15/2017	EUR	370,000	374,588
			22,842,293
Health Care 3.6%
Aviv Healthcare Properties LP, 7.75%, 2/15/2019		500,000	515,000
HCA, Inc.:
5.875%, 3/15/2022		275,000	287,375
6.5%, 2/15/2020		890,000	964,537
7.5%, 2/15/2022		605,000	659,450
Mylan, Inc., 144A, 7.875%, 7/15/2020		95,000	106,519
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		315,000	335,475
STHI Holding Corp., 144A, 8.0%, 3/15/2018		345,000	364,838
Tenet Healthcare Corp., 6.25%, 11/1/2018		1,805,000	1,908,787
Warner Chilcott Co., LLC, 7.75%, 9/15/2018		420,000	450,450
			5,592,431
		Principal Amount ($)(a)	Value ($)

Industrials 7.8%
Accuride Corp., 9.5%, 8/1/2018 (b)		405,000	417,150
Aguila 3 SA, 144A, 7.875%, 1/31/2018		480,000	494,400
Air Lease Corp., 144A, 5.625%, 4/1/2017		445,000	438,325
Armored Autogroup, Inc., 144A, 9.5%, 11/1/2018		610,000	526,125
BakerCorp International, Inc., 144A, 8.25%, 6/1/2019		335,000	332,487
BE Aerospace, Inc., 6.875%, 10/1/2020		180,000	198,900
Belden, Inc., 7.0%, 3/15/2017		420,000	432,600
Bombardier, Inc., 144A, 5.75%, 3/15/2022		325,000	323,781
Briggs & Stratton Corp., 6.875%, 12/15/2020		195,000	208,650
Casella Waste Systems, Inc., 7.75%, 2/15/2019		415,000	408,775
Cenveo Corp., 8.875%, 2/1/2018		905,000	809,975
CHC Helicopter SA, 9.25%, 10/15/2020		540,000	527,850
Ducommun, Inc., 9.75%, 7/15/2018		305,000	321,013
DynCorp International, Inc., 10.375%, 7/1/2017		490,000	418,950
Florida East Coast Railway Corp., 8.125%, 2/1/2017		225,000	235,125
Garda World Security Corp., 144A, 9.75%, 3/15/2017		375,000	396,562
H&E Equipment Services, Inc., 8.375%, 7/15/2016		615,000	634,219
Huntington Ingalls Industries, Inc.:
6.875%, 3/15/2018		280,000	291,900
7.125%, 3/15/2021		60,000	62,700
Interline Brands, Inc., 7.0%, 11/15/2018		295,000	306,800
Meritor, Inc., 8.125%, 9/15/2015 (b)		280,000	295,050
Navios Maritime Holdings, Inc.:
8.125%, 2/15/2019		760,000	649,800
144A, 8.875%, 11/1/2017 (c)		210,000	210,508
Navios South American Logistics, Inc., 9.25%, 4/15/2019		295,000	271,400
Nortek, Inc., 8.5%, 4/15/2021		720,000	703,800
Ply Gem Industries, Inc., 13.125%, 7/15/2014		155,000	156,938
Sitel LLC, 11.5%, 4/1/2018		565,000	402,562
Spirit AeroSystems, Inc.:
6.75%, 12/15/2020		205,000	223,450
7.5%, 10/1/2017		215,000	233,813
Titan International, Inc., 7.875%, 10/1/2017		945,000	973,350
Welltec A/S, 144A, 8.0%, 2/1/2019		400,000	384,000
			12,290,958
Information Technology 4.6%
Aspect Software, Inc., 10.625%, 5/15/2017		350,000	371,000
Avaya, Inc., 144A, 7.0%, 4/1/2019		830,000	769,825
CDW LLC, 8.5%, 4/1/2019		1,180,000	1,256,700
CommScope, Inc., 144A, 8.25%, 1/15/2019		485,000	512,887
		Principal Amount ($)(a)	Value ($)

eAccess Ltd., 144A, 8.25%, 4/1/2018		335,000	304,850
Equinix, Inc.:
7.0%, 7/15/2021		215,000	236,500
8.125%, 3/1/2018		120,000	132,900
First Data Corp.:
144A, 7.375%, 6/15/2019		250,000	255,000
144A, 8.875%, 8/15/2020		495,000	535,837
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		990,000	1,059,300
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		225,000	239,063
7.625%, 6/15/2021 (b)		230,000	250,125
MasTec, Inc., 7.625%, 2/1/2017		610,000	632,875
Sanmina-SCI Corp., 144A, 7.0%, 5/15/2019		245,000	237,650
Sensata Technologies BV, 144A, 6.5%, 5/15/2019		290,000	299,425
ViaSat, Inc., 144A, 6.875%, 6/15/2020		50,000	50,500
			7,144,437
Materials 11.0%
Aleris International, Inc., 7.625%, 2/15/2018		220,000	223,300
APERAM:
144A, 7.375%, 4/1/2016		215,000	184,900
144A, 7.75%, 4/1/2018		260,000	221,000
Appleton Papers, Inc., 11.25%, 12/15/2015		237,000	252,997
Berry Plastics Corp.:
9.5%, 5/15/2018		390,000	415,350
9.75%, 1/15/2021 (b)		460,000	500,250
Beverage Packaging Holdings Luxembourg II SA, 144A, 8.0%, 12/15/2016	EUR	630,000	749,429
BWAY Parent Co., Inc., 10.125%, 11/1/2015 (PIK)		269,981	274,031
China Lumena New Materials Corp., 144A, 12.0%, 10/27/2014		1,120,000	968,800
Clearwater Paper Corp., 7.125%, 11/1/2018		390,000	411,450
Clondalkin Acquisition BV, 144A, 2.468%**, 12/15/2013		265,000	235,850
Crown Americas LLC, 6.25%, 2/1/2021		50,000	54,625
Essar Steel Algoma, Inc.:
144A, 9.375%, 3/15/2015		1,410,000	1,360,650
144A, 9.875%, 6/15/2015		450,000	381,375
Exopack Holding Corp., 10.0%, 6/1/2018		230,000	230,575
FMG Resources (August 2006) Pty Ltd.:
144A, 6.0%, 4/1/2017 (b)		315,000	316,575
144A, 6.875%, 4/1/2022 (b)		225,000	226,687
144A, 7.0%, 11/1/2015 (b)		140,000	142,800
144A, 8.25%, 11/1/2019		545,000	577,700
GEO Specialty Chemicals, Inc.:
144A, 7.5%, 3/31/2015 (PIK)		1,297,793	1,200,329
9.968%, 3/31/2015		1,277,440	1,258,662
Graphic Packaging International, Inc., 7.875%, 10/1/2018		70,000	77,000
		Principal Amount ($)(a)	Value ($)

Huntsman International LLC:
8.625%, 3/15/2020		330,000	370,425
8.625%, 3/15/2021 (b)		335,000	377,712
Ineos Finance PLC, 144A, 7.5%, 5/1/2020		155,000	156,163
JMC Steel Group, 144A, 8.25%, 3/15/2018		350,000	347,375
Kaiser Aluminum Corp., 144A, 8.25%, 6/1/2020		260,000	265,200
Koppers, Inc., 7.875%, 12/1/2019		440,000	474,100
Kraton Polymers LLC, 6.75%, 3/1/2019		210,000	218,925
Longview Fibre Paper & Packaging, Inc., 144A, 8.0%, 6/1/2016 (b)		335,000	335,000
LyondellBasell Industries NV, 144A, 5.0%, 4/15/2019		320,000	335,600
Molycorp, Inc., 144A, 10.0%, 6/1/2020		410,000	405,900
Momentive Performance Materials, Inc., 9.5%, 1/15/2021	EUR	385,000	341,052
Novelis, Inc., 8.375%, 12/15/2017		85,000	90,950
OI European Group BV, 144A, 6.75%, 9/15/2020	EUR	130,000	173,975
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		535,000	561,750
Polymer Group, Inc., 7.75%, 2/1/2019		300,000	316,875
Rain CII Carbon LLC, 144A, 8.0%, 12/1/2018		270,000	272,700
Sealed Air Corp.:
144A, 8.125%, 9/15/2019		150,000	167,250
144A, 8.375%, 9/15/2021		150,000	169,500
United States Steel Corp., 7.375%, 4/1/2020 (b)		480,000	463,200
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		940,000	977,600
Wolverine Tube, Inc., 6.0%, 6/28/2014		158,888	149,132
			17,234,719
Telecommunication Services 12.7%
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		1,020,000	1,060,800
8.375%, 10/15/2020		1,030,000	1,050,600
8.75%, 3/15/2018		350,000	336,875
CPI International, Inc., 8.0%, 2/15/2018		260,000	234,325
Cricket Communications, Inc.:
7.75%, 10/15/2020		1,795,000	1,714,225
10.0%, 7/15/2015		380,000	391,400
Digicel Group Ltd.:
144A, 9.125%, 1/15/2015		195,000	196,950
144A, 10.5%, 4/15/2018		495,000	517,275
Digicel Ltd.:
144A, 7.0%, 2/15/2020		200,000	193,500
144A, 8.25%, 9/1/2017		1,090,000	1,109,075
ERC Ireland Preferred Equity Ltd., 144A, 7.69%**, 2/15/2017 (PIK)*	EUR	709,137	269
Frontier Communications Corp.:
7.875%, 4/15/2015		43,000	47,300
8.25%, 4/15/2017		395,000	424,625
		Principal Amount ($)(a)	Value ($)

8.5%, 4/15/2020		490,000	519,400
8.75%, 4/15/2022		560,000	588,000
Intelsat Jackson Holdings SA:
7.25%, 10/15/2020		695,000	731,488
7.5%, 4/1/2021		855,000	904,163
8.5%, 11/1/2019		580,000	642,350
Intelsat Luxembourg SA:
11.25%, 2/4/2017		1,450,000	1,493,500
144A, 11.5%, 2/4/2017 (PIK)		445,000	459,463
11.5%, 2/4/2017 (PIK)		1,340,625	1,384,195
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		480,000	472,800
7.875%, 9/1/2018 (b)		420,000	435,750
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015		545,000	545,681
Pacnet Ltd., 144A, 9.25%, 11/9/2015		225,000	216,000
Sprint Nextel Corp.:
6.0%, 12/1/2016		1,515,000	1,450,612
144A, 9.125%, 3/1/2017		310,000	325,500
Syniverse Holdings, Inc., 9.125%, 1/15/2019		130,000	141,050
Telesat Canada, 144A, 6.0%, 5/15/2017		270,000	274,725
West Corp.:
7.875%, 1/15/2019		155,000	161,975
8.625%, 10/1/2018		75,000	79,500
Windstream Corp.:
7.0%, 3/15/2019		430,000	440,750
7.5%, 4/1/2023		335,000	343,375
7.75%, 10/15/2020		180,000	190,800
7.875%, 11/1/2017		495,000	539,550
8.125%, 9/1/2018		180,000	193,500
Zayo Group LLC, 144A, 8.125%, 1/1/2020		95,000	99,275
			19,910,621
Utilities 2.8%
AES Corp.:
8.0%, 10/15/2017		415,000	472,062
8.0%, 6/1/2020		525,000	602,437
Calpine Corp.:
144A, 7.5%, 2/15/2021		485,000	523,800
144A, 7.875%, 7/31/2020		340,000	374,850
Edison Mission Energy, 7.0%, 5/15/2017		1,570,000	879,200
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024		1,110,000	530,025
Energy Future Intermediate Holding Co., LLC:
10.0%, 12/1/2020		125,000	135,938
144A, 11.75%, 3/1/2022		290,000	296,525
NRG Energy, Inc.:
7.625%, 1/15/2018		200,000	207,000
8.25%, 9/1/2020		65,000	67,275
Texas Competitive Electric Holdings Co., LLC:
Series A, 10.25%, 11/1/2015		275,000	70,813
144A, 11.5%, 10/1/2020		360,000	245,700
			4,405,625
Total Corporate Bonds (Cost $145,451,712)			145,808,149
		Principal Amount ($)(a)	Value ($)

Loan Participations and Assignments 0.9%
Senior Loans**
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/15/2010*		700,000	0
Buffets, Inc., Letter of Credit, First Lien, LIBOR plus 9.25%, 4/22/2015*		101,894	47,381
Caesars Entertainment Operating Co., Term Loan B6, 5.495%, 1/26/2018		234,000	208,991
Chesapeake Energy Corp., Term Loan, 8.5%, 12/1/2017		425,000	422,031
Tribune Co., Term Loan B, LIBOR plus 3.0%, 6/4/2014*		1,009,426	672,535
Total Loan Participations and Assignments (Cost $2,368,202)			1,350,938

Convertible Bonds 0.5%
Consumer Discretionary
Group 1 Automotive, Inc., 3.0%, 3/15/2020		375,000	516,562
Sonic Automotive, Inc., 5.0%, 10/1/2029		155,000	201,888
Total Convertible Bonds (Cost $530,222)			718,450

Preferred Securities 0.6%
Materials 0.6%
Hercules, Inc., 6.5%, 6/30/2029 (Cost $746,721)		1,135,000	930,700

	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (d) (Cost $31,000)	31	29,995

	Shares	Value ($)

Common Stocks 0.1%
Consumer Discretionary 0.0%
Buffets Restaurants Holdings, Inc.*	18,256	0
Postmedia Network Canada Corp.*	8,495	6,592
Trump Entertainment Resorts, Inc.*	45	0
Vertis Holdings, Inc.*	676	7
		6,599
	Shares	Value ($)

Industrials 0.0%
Congoleum Corp.*	24,000	0
Quad Graphics, Inc.	56	805
		805
Materials 0.1%
GEO Specialty Chemicals, Inc.*	24,225	0
GEO Specialty Chemicals, Inc. 144A*	2,206	0
Wolverine Tube, Inc.*	7,045	172,532
		172,532
Total Common Stocks (Cost $569,657)		179,936

Preferred Stock 0.3%
Financials 0.3%
Ally Financial, Inc., 144A, 7.0%, (Cost $451,387)	500	445,453

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	1,115	190
Materials 0.0%
Hercules Trust II, Expiration Date 3/31/2029*	1,100	8,796
Total Warrants (Cost $244,286)		8,986

Securities Lending Collateral 5.3%
Daily Assets Fund Institutional, 0.24% (e) (f) (Cost $8,285,046)	8,285,046	8,285,046

Cash Equivalents 2.5%
Central Cash Management Fund, 0.14% (e) (Cost $3,882,810)	3,882,810	3,882,810

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $162,561,043)+	103.4	161,640,463
Other Assets and Liabilities, Net	(3.4)	(5,277,546)
Net Assets	100.0	156,362,917

The following table represents bonds and senior loans that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.5%	6/15/2010	700,000	USD	700,000	0
Buffets, Inc.*	LIBOR plus 9.25%	4/22/2015	101,894	USD	97,948	47,381
ERC Ireland Preferred Equity Ltd.*	7.69%	2/15/2017	709,137	EUR	965,173	269
Fontainebleau Las Vegas Holdings LLC*	11.0%	6/15/2015	490,000	USD	495,963	306
Hellas Telecommunications Finance SCA*	8.985%	7/15/2015	322,107	EUR	92,199	245
Tribune Co.*	LIBOR plus 3.0%	6/4/2014	1,009,426	USD	905,407	672,535
					3,256,690	720,736

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of June 30, 2012.

+ The cost for federal income tax purposes was $165,863,117. At June 30, 2012, net unrealized depreciation for all securities based on tax cost was $4,222,654. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,703,866 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,926,520.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2012 amounted to $7,984,244, which is 5.1% of net assets.

(c) When-issued security.

(d) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
AOT Bedding Super Holdings LLC*	June 2010	31,000	29,995	0.02

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REIT: Real Estate Investment Trust

At June 30, 2012, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (g)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (h)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
12/20/2011 3/20/2017	370,000	1	5.0%	CIT Group, Inc., 5.50%, 2/15/2019, BB-	24,047	14,725	9,322
6/21/2010 9/20/2013	1,230,000	2	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BB+	62,600	(37,768)	100,368
6/21/2010 9/20/2013	380,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BB+	19,339	4,657	14,682
6/21/2010 9/20/2015	175,000	4	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BB+	15,759	(16,625)	32,384
6/21/2010 9/20/2015	320,000	1	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BB+	28,816	(27,750)	56,566
6/21/2010 9/20/2015	100,000	2	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BB+	9,005	(6,896)	15,901
6/21/2010 9/20/2015	560,000	5	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BB+	50,430	(9,983)	60,413
6/20/2011 9/20/2016	575,000	5	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BB+	53,705	44,895	8,810
3/21/2011 6/20/2016	1,085,000	6	5.0%	Ford Motor Credit Co., LLC, 5.0%, 5/15/2018, BB+	116,915	103,310	13,605
6/20/2011 9/20/2016	440,000	6	5.0%	Forest Oil Corp., 7.25%, 6/15/2019, B	(31,122)	13,849	(44,971)
9/20/2011 12/20/2016	250,000	6	5.0%	Forest Oil Corp., 7.25%, 6/15/2019, B	(19,886)	(4,366)	(15,520)
9/20/2011 12/20/2016	165,000	2	5.0%	Forest Oil Corp., 7.25%, 6/15/2019, B	(13,125)	(2,882)	(10,243)
6/20/2011 9/20/2015	1,145,000	2	5.0%	HCA, Inc., 6.375%, 1/15/2015, B-	54,832	46,987	7,845
3/21/2011 6/20/2016	610,000	4	5.0%	HCA, Inc., 6.375%, 1/15/2015, B-	21,052	18,135	2,917
Total net unrealized appreciation							252,079

(g) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

(h) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

Counterparties:

1 Credit Suisse

2 The Goldman Sachs & Co.

3 Citigroup, Inc.

4 JPMorgan Chase Securities, Inc.

5 Bank of America

6 Barclays Bank PLC

At June 30, 2012, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	3,172,400	USD	3,999,026	8/2/2012	(16,718)	Citigroup, Inc.
EUR	600	USD	747	8/2/2012	(13)	JPMorgan Chase Securities, Inc.
Total unrealized depreciation					(16,731)

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (i)
Corporate Bonds	$—	$143,200,026	$2,608,123	$145,808,149
Loan Participations and Assignments	—	1,350,938	0	1,350,938
Convertible Bonds	—	718,450	—	718,450
Preferred Securities	—	930,700	—	930,700
Other Investments	—	—	29,995	29,995
Common Stocks (i)	7,397	0	172,539	179,936
Preferred Stock	—	445,453	—	445,453
Warrants (i)	—	—	8,986	8,986
Short-Term Investments (i)	12,167,856	—	—	12,167,856
Derivatives (j)	—	322,813	—	322,813
Total	$12,175,253	$146,968,380	$2,819,643	$161,963,276
Liabilities
Derivatives (j)	$—	$(87,465)	$—	$(87,465)
Total	$—	$(87,465)	$—	$(87,465)

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended June 30, 2012.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on credit default swap contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Corporate Bonds	Loan Participations and Assignments	Other Investments	Common Stocks	Warrants	Total
Balance as of December 31, 2011	$2,733,713	$0	$31,000	$177,317	$9,254	$2,951,284
Realized gains (loss)	(1,056,073)	—	—	179,597	—	(876,476)
Change in unrealized appreciation (depreciation)	1,058,292	0	(1,005)	(1,415)	(268)	1,055,604
Amortization premium/discount	14,497	—	—	—	—	14,497
Purchases	22,977	—	—	(182,960)	—	(159,983)
(Sales)	(165,283)	—	—	—	—	(165,283)
Transfers into Level 3	—	—	—	—	—	—
Transfers (out) of Level 3	—	—	—	—	—	—
Balance as of June 30, 2012	$2,608,123	$0	$29,995	$172,539	$8,986	$2,819,643
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2012	$1,058,292	$0	$(1,005)	$(1,415)	$(268)	$1,055,604

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 6/30/12	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Other Investments
Consumer Discretionary	$29,995	Book Value	Book Value of Equity	$936.11 per share
			Discount for Lack of Marketability	10%
Common Stock
Consumer Discretionary	$7	Market Approach	EV/EBITDA Multiple	3.5-5.5
			Discount for Lack of Marketability	10%-20%
Industrials	$0	Book Value	Book Value of Equity	0
Materials	$172,532	Market Approach	EV/EBITDA Multiple	9.9
			Discount for Lack of Marketability	25%
	$0	Book Value	Book Value of Equity	0
Warrants
Consumer Discretionary	$190	Broker Quote	Discount for Lack of Marketability	20%
Materials	$8,796	Black Scholes Option Pricing Model	Implied Volatility	44%-57%	(51%)
			Discount for Lack of Marketability	20%
Loan Participations & Assignments
Senior Loans	$0	Last Pricing Vendor Quote	Bid/Ask Spread	0
Corporate Bonds
Materials	$149,132	Discounted Cash Flow Methodology	Discount Rate	15%
			Discount for Lack of Marketability	10%
	$2,458,991	Discounted Cash Flow Methodology	Discount Rate	9.6%
			Discount for Lack of Marketability	10%

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund's equity investments include book value of equity with a discount for lack of marketability and enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio with a discount for lack of marketability. A significant change in the EV to EBITDA ratio may result in a significant change in the fair value measurement, while a significant change in the discount for lack of marketability is unlikely to result in a materially higher or lower fair value measurement.

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund's fixed income investments include the discounted cash flow methodology. A significant change in the discount rate could have a material change on the fair value measurement, while a significant change in the discount for lack of marketability is unlikely to result in a materially higher or lower fair value measurement. Generally, there is an inverse relationship between the discount rate and the fair value measurement of a fixed income investment.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2012 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $150,393,187) — including $7,984,244 of securities loaned	$149,472,607
Investment in Daily Assets Fund Institutional (cost $8,285,046)*	8,285,046
Investment in Central Cash Management Fund (cost $3,882,810)	3,882,810
Total investments in securities, at value (cost $162,561,043)	161,640,463
Cash	24,589
Foreign currency, at value (cost $94)	95
Receivable for investments sold	1,114,851
Receivable for Fund shares sold	4,317
Interest receivable	3,078,520
Unrealized appreciation on swap contracts	322,813
Upfront payments paid on swap contracts	246,558
Foreign taxes recoverable	368
Other assets	566
Total assets	166,433,140
Liabilities
Payable upon return of securities loaned	8,285,046
Payable for investments purchased	687,533
Payable for investments purchased — when-issued securities	580,363
Payable for Fund shares redeemed	176,667
Unrealized depreciation on swap contracts	70,734
Unrealized depreciation on forward foreign currency exchange contracts	16,731
Upfront payments received on swap contracts	106,270
Accrued management fee	63,843
Accrued Trustees' fees	768
Other accrued expenses and payables	82,268
Total liabilities	10,070,223
Net assets, at value	$156,362,917
Net Assets Consist of
Undistributed net investment income	5,825,288
Net unrealized appreciation (depreciation) on: Investments	(920,580)
Swap contracts	252,079
Foreign currency	(18,976)
Accumulated net realized gain (loss)	(44,257,077)
Paid-in capital	195,482,183
Net assets, at value	$156,362,917
Class A Net Asset Value, offering and redemption price per share ($156,273,816 ÷ 24,246,379 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.45
Class B Net Asset Value, offering and redemption price per share ($89,101 ÷ 13,739 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.49

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2012 (Unaudited)
Investment Income
Interest	$6,629,215
Dividends	28
Income distributions — Central Cash Management Fund	3,615
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	29,385
Total income	6,662,243
Expenses: Management fee	423,836
Administration fee	84,876
Distribution service fee (Class B)	113
Custodian fee	15,374
Audit and tax fees	35,460
Legal fees	5,145
Reports to shareholders	20,978
Trustees' fees and expenses	4,845
Other	24,414
Total expenses	615,041
Net investment income (loss)	6,047,202
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	964,279
Swap contracts	127,889
Foreign currency	144,960
1,237,128
Change in net unrealized appreciation (depreciation) on: Investments	3,636,463
Swap contracts	162,109
Foreign currency	(48,218)
3,750,354
Net gain (loss)	4,987,482
Net increase (decrease) in net assets resulting from operations	$11,034,684

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations: Net investment income	$6,047,202	$13,489,647
Operations: Net investment income	$6,047,202	$13,489,647
Net realized gain (loss)	1,237,128	(3,786,632)
Change in net unrealized appreciation (depreciation)	3,750,354	(2,401,972)
Net increase (decrease) in net assets resulting from operations	11,034,684	7,301,043
Distributions to shareholders from: Net investment income: Class A	(13,517,771)	(16,387,608)
Class B	(7,507)	(11,864)
Total distributions	(13,525,278)	(16,399,472)
Fund share transactions: Class A Proceeds from shares sold	16,874,777	46,414,241
Reinvestment of distributions	13,517,771	16,387,608
Payments for shares redeemed	(41,068,513)	(79,145,753)
Net increase (decrease) in net assets from Class A share transactions	(10,675,965)	(16,343,904)
Class B Proceeds from shares sold	8,203	9,003
Reinvestment of distributions	7,507	11,864
Payments for shares redeemed	(9,379)	(73,315)
Net increase (decrease) in net assets from Class B share transactions	6,331	(52,448)
Increase (decrease) in net assets	(13,160,228)	(25,494,781)
Net assets at beginning of period	169,523,145	195,017,926
Net assets at end of period (including undistributed net investment income of $5,825,288 and $13,303,364, respectively)	$156,362,917	$169,523,145
Other Information
Class A Shares outstanding at beginning of period	25,818,935	28,235,548
Shares sold	2,594,005	7,106,488
Shares issued to shareholders in reinvestment of distributions	2,118,773	2,479,214
Shares redeemed	(6,285,334)	(12,002,315)
Net increase (decrease) in Class A shares	(1,572,556)	(2,416,613)
Shares outstanding at end of period	24,246,379	25,818,935
Class B Shares outstanding at beginning of period	12,847	20,802
Shares sold	1,183	1,284
Shares issued to shareholders in reinvestment of distributions	1,167	1,784
Shares redeemed	(1,458)	(11,023)
Net increase (decrease) in Class B shares	892	(7,955)
Shares outstanding at end of period	13,739	12,847

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/12 (Unaudited)		2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$6.56		$6.90	$6.55	$5.30	$7.81		$8.38
Income (loss) from investment operations: Net investment incomea	.24		.51	.52	.51	.57		.63
Net realized and unrealized gain (loss)	.21		(.24)	.36	1.40	(2.29)		(.54)
Total from investment operations	.45		.27	.88	1.91	(1.72)		.09
Less distributions from: Net investment income	(.56)		(.61)	(.53)	(.66)	(.79)		(.66)
Net asset value, end of period	$6.45		$6.56	$6.90	$6.55	$5.30		$7.81
Total Return (%)	6.79	**	3.84	14.00	39.99	(23.94	)b	.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	156		169	195	197	154		248
Ratio of expenses before expense reductions (%)	.72	*	.72	.72	.67	.80		.69
Ratio of expenses after expense reductions (%)	.72	*	.72	.72	.67	.79		.69
Ratio of net investment income (%)	7.12	*	7.59	7.90	8.81	8.42		7.84
Portfolio turnover rate (%)	28	**	59	93	66	38		61
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/12 (Unaudited)		2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$6.59		$6.93	$6.58	$5.31	$7.81		$8.38
Income (loss) from investment operations: Net investment incomea	.23		.49	.50	.49	.53		.60
Net realized and unrealized gain (loss)	.21		(.24)	.36	1.42	(2.27)		(.54)
Total from investment operations	.44		.25	.86	1.91	(1.74)		.06
Less distributions from: Net investment income	(.54)		(.59)	(.51)	(.64)	(.76)		(.63)
Net asset value, end of period	$6.49		$6.59	$6.93	$6.58	$5.31		$7.81
Total Return (%)	6.63	**	3.57	13.64	39.64	(24.13	)b	.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1		.1	.1	.2	.1		10
Ratio of expenses before expense reductions (%)	1.00	*	.99	.99	.94	1.25		1.08
Ratio of expenses after expense reductions (%)	1.00	*	.99	.99	.94	1.23		1.08
Ratio of net investment income (%)	6.86	*	7.33	7.63	8.54	7.98		7.45
Portfolio turnover rate (%)	28	**	59	93	66	38		61
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS High Income VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. Senior loans are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All senior loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $39,234,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2014 ($3,844,000), December 31, 2015 ($858,000), December 31, 2016 ($17,300,000) and December 31, 2017 ($17,232,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2011 through December 31, 2011, the Fund elects to defer qualified late year losses of approximately $2,439,000 of net realized long-term capital losses and $519,000 of net realized short-term capital losses. The Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2012.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions of net investment income of the Fund, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in forward currency contracts, investments in swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the six months ended June 30, 2012, the Fund sold credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of June 30, 2012 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2012, the Fund's investment in credit default swap contracts sold had a total notional value generally indicative of a range from approximately $6,455,000 to $7,405,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2012, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2012 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2012, the Fund's investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $3,001,000 to $4,068,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Swap Contracts
Credit Contracts (a)	$322,813

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on swap contracts

Liability Derivatives	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$(70,734)	$(70,734)
Foreign Exchange Contracts (b)	(16,731)	—	(16,731)
	$(16,731)	$(70,734)	$(87,465)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on swap contracts

(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$127,889	$127,889
Foreign Exchange Contracts (b)	152,560	—	152,560
	$152,560	$127,889	$280,449

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$162,109	$162,109
Foreign Exchange Contracts (b)	(49,399)	—	(49,399)
	$(49,399)	$162,109	$112,710

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the six months ended June 30, 2012, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $43,230,868 and $50,427,875, respectively. Purchases and sales of U.S. Treasury securities aggregated $1,018,128 and $2,016,517, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.500%
Next $750 million	.470%
Next $1.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Over $12.5 billion	.340%

Accordingly, for the six months ended June 30, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.50% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2012, the Administration Fee was $84,876, of which $12,769 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2012
Class A	$134	$47
Class B	10	4
	$144	$51

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2012, the Distribution Service Fee aggregated $113, of which $18 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $11,326, of which $1,570 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Security Lending Fees. Effective January 27, 2012, Deutsche Bank AG serves as lending agent for the Fund. For the period from January 27, 2012 through June 30, 2012, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $3,243.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Ownership of the Fund

At June 30, 2012, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 30%, 30% and 30%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 100%.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2012.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2012 to June 30, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2012
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/12	$1,000.00	$1,000.00
Ending Account Value 6/30/12	$1,067.90	$1,066.30
Expenses Paid per $1,000*	$3.70	$5.14
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/12	$1,000.00	$1,000.00
Ending Account Value 6/30/12	$1,021.28	$1,019.89
Expenses Paid per $1,000*	$3.62	$5.02

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS High Income VIP	.72%	1.00%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2HI-3 (R-028385-1 8/12)

JUNE 30, 2012

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Large Cap Value VIP

Contents
3 Performance Summary
4 Portfolio Summary
4 Portfolio Management Team
5 Investment Portfolio
8 Statement of Assets and Liabilities
9 Statement of Operations
10 Statement of Changes in Net Assets
12 Financial Highlights
14 Notes to Financial Statements
18 Information About Your Fund's Expenses
18 Proxy Voting
20 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2012 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 are 0.79% and 1.10% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in DWS Large Cap Value VIP

The Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000® Index with less-than-average growth orientation. The Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Large Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,450	$9,805	$13,537	$9,778	$15,546
	Average annual total return	4.50%	-1.95%	10.62%	-0.45%	4.51%
Russell 1000® Value Index	Growth of $10,000	$10,868	$10,301	$15,529	$8,951	$16,722
	Average annual total return	8.68%	3.01%	15.80%	-2.19%	5.28%
DWS Large Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,434	$9,775	$13,419	$9,622	$15,258
	Average annual total return	4.34%	-2.25%	10.30%	-0.77%	4.32%
Russell 1000® Value Index	Growth of $10,000	$10,868	$10,301	$15,529	$8,951	$16,722
	Average annual total return	8.68%	3.01%	15.80%	-2.19%	5.28%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

* The Fund commenced offering Class B shares on July 1, 2002. The performance shown for the index is for the time period of June 30, 2002 through June 30, 2012, which is based on the performance period of the life of the class.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/12	12/31/11

Common Stocks	96%	94%
Cash Equivalents	3%	5%
Exchange-Traded Fund	1%	1%
	100%	100%

Sector Diversification (As a % of Common Stocks)	6/30/12	12/31/11

Financials	17%	14%
Health Care	14%	13%
Energy	13%	15%
Utilities	11%	12%
Consumer Staples	10%	13%
Materials	8%	10%
Information Technology	7%	7%
Consumer Discretionary	7%	4%
Industrials	7%	6%
Telecommunication Services	6%	6%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Thomas Schuessler, PhD.
Lead Portfolio Manager

Peter Steffen, CFA
Oliver Pfeil, PhD.
Portfolio Managers

Investment Portfolio June 30, 2012 (Unaudited)
	Shares	Value ($)

Common Stocks 95.7%
Consumer Discretionary 6.8%
Distributors 1.3%
Genuine Parts Co.	83,080	5,005,570
Diversified Consumer Services 1.1%
H&R Block, Inc. (a)	274,010	4,378,680
Media 2.5%
Comcast Corp. "A"	174,752	5,586,821
Time Warner, Inc.	110,093	4,238,581
		9,825,402
Multiline Retail 1.9%
Family Dollar Stores, Inc.	81,686	5,430,485
Target Corp.	33,435	1,945,583
		7,376,068
Consumer Staples 9.9%
Beverages 1.4%
PepsiCo, Inc.	76,185	5,383,232
Food & Staples Retailing 2.5%
CVS Caremark Corp.	163,554	7,642,878
Walgreen Co.	66,135	1,956,273
		9,599,151
Food Products 3.8%
DE Master Blenders 1753 NV*	182,398	2,056,647
General Mills, Inc.	106,489	4,104,086
Hillshire Brands Co. (a)	36,479	1,057,526
Kellogg Co.	75,569	3,727,819
Mead Johnson Nutrition Co.	47,828	3,850,632
		14,796,710
Tobacco 2.2%
Altria Group, Inc.	139,588	4,822,765
Philip Morris International, Inc.	45,717	3,989,266
		8,812,031
Energy 12.1%
Energy Equipment & Services 2.0%
Cameron International Corp.*	87,222	3,725,251
Noble Corp.*	127,760	4,156,033
		7,881,284
Oil, Gas & Consumable Fuels 10.1%
Canadian Natural Resources Ltd.	125,247	3,362,882
Chevron Corp.	69,692	7,352,506
ConocoPhillips	79,517	4,443,410
Marathon Oil Corp.	159,855	4,087,492
Marathon Petroleum Corp.	120,305	5,404,101
Nexen, Inc. (a)	108,809	1,837,784
Occidental Petroleum Corp.	63,319	5,430,871
Phillips 66*	70,078	2,329,393
Suncor Energy, Inc.	175,050	5,067,697
		39,316,136
Financials 16.4%
Capital Markets 1.5%
Ameriprise Financial, Inc.	76,426	3,994,023
The Goldman Sachs Group, Inc.	19,704	1,888,825
		5,882,848
Commercial Banks 2.4%
U.S. Bancorp. (a)	167,937	5,400,854
Wells Fargo & Co.	115,837	3,873,589
		9,274,443
	Shares	Value ($)

Consumer Finance 1.3%
Capital One Financial Corp.	91,494	5,001,062
Diversified Financial Services 2.9%
JPMorgan Chase & Co.	214,108	7,650,079
The NASDAQ OMX Group, Inc.	161,715	3,666,079
		11,316,158
Insurance 8.3%
Alleghany Corp.*	12,663	4,302,254
Fidelity National Financial, Inc. "A"	224,338	4,320,750
HCC Insurance Holdings, Inc.	139,854	4,391,416
Lincoln National Corp.	182,910	4,000,242
MetLife, Inc.	104,854	3,234,746
PartnerRe Ltd.	107,613	8,143,076
Prudential Financial, Inc.	82,861	4,012,958
		32,405,442
Health Care 13.2%
Health Care Equipment & Supplies 2.5%
Baxter International, Inc.	104,370	5,547,265
Becton, Dickinson & Co. (a)	56,297	4,208,201
		9,755,466
Health Care Providers & Services 4.0%
Aetna, Inc.	94,398	3,659,811
Humana, Inc.	65,226	5,051,101
McKesson Corp.	72,687	6,814,406
		15,525,318
Pharmaceuticals 6.7%
Johnson & Johnson (a)	125,849	8,502,359
Merck & Co., Inc.	185,411	7,740,909
Pfizer, Inc.	430,059	9,891,357
		26,134,625
Industrials 6.8%
Aerospace & Defense 4.2%
Northrop Grumman Corp.	73,662	4,698,899
Raytheon Co.	133,107	7,532,525
United Technologies Corp.	53,303	4,025,976
		16,257,400
Industrial Conglomerates 2.6%
General Electric Co.	480,462	10,012,828
Information Technology 7.1%
Communications Equipment 1.4%
Cisco Systems, Inc.	305,474	5,244,989
Computers & Peripherals 0.6%
Hewlett-Packard Co.	118,009	2,373,161
Semiconductors & Semiconductor Equipment 1.3%
Intel Corp.	193,319	5,151,951
Software 3.8%
BMC Software, Inc.*	107,598	4,592,283
Microsoft Corp.	191,624	5,861,778
Oracle Corp.	150,602	4,472,879
		14,926,940
Materials 7.9%
Chemicals 4.3%
Air Products & Chemicals, Inc.	75,621	6,104,883
Potash Corp. of Saskatchewan, Inc. (a)	111,919	4,889,741
Praxair, Inc.	51,024	5,547,840
		16,542,464
	Shares	Value ($)

Containers & Packaging 1.5%
Sonoco Products Co.	191,948	5,787,232
Metals & Mining 2.1%
Goldcorp, Inc.	121,937	4,582,392
Newmont Mining Corp.	77,092	3,739,733
		8,322,125
Telecommunication Services 5.4%
Diversified Telecommunication Services 3.9%
AT&T, Inc. (a)	217,567	7,758,439
CenturyLink, Inc. (a)	185,205	7,313,746
		15,072,185
Wireless Telecommunication Services 1.5%
Vodafone Group PLC (ADR)	213,431	6,014,485
Utilities 10.1%
Electric Utilities 8.9%
American Electric Power Co., Inc.	156,172	6,231,263
Duke Energy Corp. (a)	194,292	4,480,374
Entergy Corp. (a)	83,783	5,688,028
Exelon Corp.	168,886	6,353,491
FirstEnergy Corp.	162,594	7,997,999
Southern Co.	89,931	4,163,805
		34,914,960
	Shares	Value ($)

Multi-Utilities 1.2%
PG&E Corp.	101,163	4,579,649
Total Common Stocks (Cost $324,493,469)		372,869,995

Exchange-Traded Fund 1.1%
SPDR Gold Trust* (Cost $4,735,603)	27,876	4,326,077

Securities Lending Collateral 10.1%
Daily Assets Fund Institutional, 0.24% (b) (c) (Cost $39,145,600)	39,145,600	39,145,600

Cash Equivalents 3.2%
Central Cash Management Fund, 0.14% (b) (Cost $12,437,485)	12,437,485	12,437,485

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $380,812,157)+	110.1	428,779,157
Other Assets and Liabilities, Net	(10.1)	(39,179,397)
Net Assets	100.0	389,599,760

* Non-income producing security.

+ The cost for federal income tax purposes was $383,384,571. At June 30, 2012, net unrealized appreciation for all securities based on tax cost was $45,394,586. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $64,095,062 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $18,700,476.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2012 amounted to $39,609,543, which is 10.2% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$26,585,720	$—	$—	$26,585,720
Consumer Staples	36,534,477	2,056,647	—	38,591,124
Energy	47,197,420	—	—	47,197,420
Financials	63,879,953	—	—	63,879,953
Health Care	51,415,409	—	—	51,415,409
Industrials	26,270,228	—	—	26,270,228
Information Technology	27,697,041	—	—	27,697,041
Materials	30,651,821	—	—	30,651,821
Telecommunication Services	21,086,670	—	—	21,086,670
Utilities	39,494,609	—	—	39,494,609
Exchange-Traded Funds	4,326,077	—	—	4,326,077
Short-Term Investments (d)	51,583,085	—	—	51,583,085
Total	$426,722,510	$2,056,647	$—	$428,779,157

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended June 30, 2012.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2012 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $329,229,072) — including $39,609,543 of securities loaned	$377,196,072
Investment in Daily Assets Fund Institutional (cost $39,145,600)	39,145,600
Investment in Central Cash Management Fund (cost $12,437,485)	12,437,485
Total investments in securities, at value (cost $380,812,157)	428,779,157
Cash	547,194
Foreign currency, at value (cost $31,425)	33,352
Receivable for investments sold	10,469,044
Receivable for Fund shares sold	2,561
Dividends receivable	902,560
Interest receivable	5,301
Foreign taxes recoverable	2,107
Other assets	3,402
Total assets	440,744,678
Liabilities
Payable upon return of securities loaned	39,145,600
Payable for investments purchased	11,242,970
Payable for Fund shares redeemed	478,513
Accrued management fee	200,433
Accrued Trustees' fees	30
Other accrued expenses and payables	77,372
Total liabilities	51,144,918
Net assets, at value	$389,599,760
Net Assets Consist of
Undistributed net investment income	4,296,752
Net unrealized appreciation (depreciation) on: Investments	47,967,000
Foreign currency	2,075
Accumulated net realized gain (loss)	(149,028,534)
Paid-in capital	486,362,467
Net assets, at value	$389,599,760
Class A Net Asset Value, offering and redemption price per share ($386,255,838 ÷ 32,600,293 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.85
Class B Net Asset Value, offering and redemption price per share ($3,343,922 ÷ 281,536 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.88

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2012 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $31,347)	$5,958,726
Income distributions — Central Cash Management Fund	7,721
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	22,154
Total income	5,988,601
Expenses: Management fee	1,279,244
Administration fee	200,688
Services to shareholders	1,333
Record keeping fees (Class B)	897
Distribution service fee (Class B)	4,395
Custodian fee	7,344
Professional fees	31,188
Reports to shareholders	18,002
Trustees' fees and expenses	10,316
Other	12,628
Total expenses	1,566,035
Net investment income	4,422,566
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,805,118
Foreign currency	174
1,805,292
Change in net unrealized appreciation (depreciation) on: Investments	12,006,823
Foreign currency	(683)
12,006,140
Net gain (loss)	13,811,432
Net increase (decrease) in net assets resulting from operations	$18,233,998

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations: Net investment income (loss)	$4,422,566	$7,625,478
Operations: Net investment income (loss)	$4,422,566	$7,625,478
Net realized gain (loss)	1,805,292	(4,703,481)
Change in net unrealized appreciation (depreciation)	12,006,140	(23,495,585)
Net increase (decrease) in net assets resulting from operations	18,233,998	(20,573,588)
Distributions to shareholders from: Net investment income: Class A	(7,645,527)	(4,120,416)
Class B	(54,663)	(23,046)
Total distributions	(7,700,190)	(4,143,462)
Fund share transactions: Class A Proceeds from shares sold	5,358,071	16,221,346
Net assets acquired in tax-free reorganization	—	273,358,779
Reinvestment of distributions	7,645,527	4,120,416
Payments for shares redeemed	(33,333,094)	(78,529,959)
Net increase (decrease) in net assets from Class A share transactions	(20,329,496)	215,170,582
Class B Proceeds from shares sold	394,081	1,297,157
Net assets acquired in tax-free reorganization	—	1,731,132
Reinvestment of distributions	54,663	23,046
Payments for shares redeemed	(655,706)	(661,197)
Net increase (decrease) in net assets from Class B share transactions	(206,962)	2,390,138
Increase (decrease) in net assets	(10,002,650)	192,843,670
Net assets at beginning of period	399,602,410	206,758,740
Net assets at end of period (including undistributed net investment income of $4,296,752 and $7,574,376, respectively)	$389,599,760	$399,602,410
Other Information
Class A Shares outstanding at beginning of period	34,282,579	17,416,427
Shares sold	448,415	1,390,527
Shares issued in tax-free reorganization	—	21,886,687
Shares issued to shareholders in reinvestment of distributions	631,340	332,559
Shares redeemed	(2,762,041)	(6,743,621)
Net increase (decrease) in Class A shares	(1,682,286)	16,866,152
Shares outstanding at end of period	32,600,293	34,282,579
Class B Shares outstanding at beginning of period	298,416	105,172
Shares sold	32,482	108,601
Shares issued in tax-free reorganization	—	138,157
Shares issued to shareholders in reinvestment of distributions	4,499	1,856
Shares redeemed	(53,861)	(55,370)
Net increase (decrease) in Class B shares	(16,880)	193,244
Shares outstanding at end of period	281,536	298,416

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/12 (Unaudited)		2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$11.56		$11.80	$10.86	$8.92	$19.21		$17.96
Income (loss) from investment operations: Net investment income (loss)a	.13		.25	.23	.21	.21		.26
Net realized and unrealized gain (loss)	.39		(.24)	.93	1.97	(5.68)		1.98
Total from investment operations	.52		.01	1.16	2.18	(5.47)		2.24
Less distributions from: Net investment income	(.23)		(.25)	(.22)	(.24)	(.34)		(.32)
Net realized gains	—		—	—	—	(4.48)		(.67)
Total distributions	(.23)		(.25)	(.22)	(.24)	(4.82)		(.99)
Net asset value, end of period	$11.85		$11.56	$11.80	$10.86	$8.92		$19.21
Total Return (%)	4.50	**	(.07)	10.77	25.37	(36.40	)b	13.15	b,c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	386		396	206	214	118		229
Ratio of expenses before expense reductions (%)	.78	*	.79	.82	.76	.87		.83
Ratio of expenses after expense reductions (%)	.78	*	.79	.82	.76	.86		.82
Ratio of net investment income (loss) (%)	2.21	*	2.15	2.13	2.22	1.59		1.43
Portfolio turnover rate (%)	24	**	28	32	76	97		103
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04% lower.
* Annualized
** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/12 (Unaudited)		2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$11.57		$11.81	$10.86	$8.92	$19.20		$17.94
Income (loss) from investment operations: Net investment income (loss)a	.11		.22	.20	.19	.12		.19
Net realized and unrealized gain (loss)	.40		(.25)	.93	1.96	(5.64)		1.99
Total from investment operations	.51		(.03)	1.13	2.15	(5.52)		2.18
Less distributions from: Net investment income	(.20)		(.21)	(.18)	(.21)	(.28)		(.25)
Net realized gains	—		—	—	—	(4.48)		(.67)
Total distributions	(.20)		(.21)	(.18)	(.21)	(4.76)		(.92)
Net asset value, end of period	$11.88		$11.57	$11.81	$10.86	$8.92		$19.20
Total Return (%)	4.34	**	(.36)	10.53	24.86	(36.64	)b	12.77	b,c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		3	1	1	.29		8
Ratio of expenses before expense reductions (%)	1.08	*	1.10	1.11	1.06	1.28		1.21
Ratio of expenses after expense reductions (%)	1.08	*	1.10	1.11	1.06	1.26		1.20
Ratio of net investment income (loss) (%)	1.88	*	1.84	1.84	1.92	1.20		1.06
Portfolio turnover rate (%)	24	**	28	32	76	97		103
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04% lower.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Large Cap Value VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $148,261,000, including $143,482,000 of pre-enactment losses of which $102,395,000 was inherited from its merger with DWS Strategic Value VIP and $31,552,000 was inherited from its merger with another affiliated fund in a previous year and may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2015 ($14,184,000), December 31, 2016 ($117,215,000) and December 31, 2017 ($12,083,000), the respective expiration dates, whichever occurs first; and which may be subject to certain limitations under Section 382-384 of the Internal Revenue Code, and $4,779,000 of post-enactment losses which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($3,552,000) and long-term losses ($1,227,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the six months ended June 30, 2012, purchases and sales of investment transactions (excluding short-term investments) aggregated $92,357,351 and $108,797,484, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.650%
Next $750 million	.625%
Next $1.5 billion	.600%
Next $2.5 billion	.575%
Next $2.5 billion	.550%
Next $2.5 billion	.525%
Next $2.5 billion	.500%
Over $12.5 billion	.475%

Accordingly, for the six months ended June 30, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.64% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2012, the Administration Fee was $200,688, of which $31,250 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2012
Class A	$182	$64
Class B	85	23
	$267	$87

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2012, the Distribution Service Fee aggregated $4,395, of which $667 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $10,488, of which $1,663 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2012, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $2,437.

D. Ownership of the Fund

At June 30, 2012, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 54% and 28%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 63% and 11%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2012.

F. Acquisition of Assets

On April 29, 2011, the Fund acquired all of the net assets of DWS Strategic Value VIP pursuant to a plan of reorganization approved by shareholders on January 12, 2011. The acquisition was accomplished by a tax-free exchange of 31,515,416 Class A shares and 198,385 Class B shares of DWS Strategic Value VIP for 21,886,687 Class A shares and 138,157 Class B shares of the Fund, respectively, outstanding on April 29, 2011. DWS Strategic Value VIP's net assets at that date, $275,089,911, including $20,489,725 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $212,494,328. The combined net assets of the Fund immediately following the acquisition were $487,584,239.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2012 to June 30, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2012
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/12	$1,000.00	$1,000.00
Ending Account Value 6/30/12	$1,045.00	$1,043.40
Expenses Paid per $1,000*	$3.97	$5.49
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/12	$1,000.00	$1,000.00
Ending Account Value 6/30/12	$1,020.98	$1,019.49
Expenses Paid per $1,000*	$3.92	$5.42

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Large Cap Value VIP	.78%	1.08%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2LCV-3 (R-028386-1 8/12)

JUNE 30, 2012

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Money Market VIP

Contents
3 Performance Summary
4 Portfolio Summary
6 Investment Portfolio
10 Statement of Assets and Liabilities
11 Statement of Operations
12 Statement of Changes in Net Assets
13 Financial Highlights
14 Notes to Financial Statements
16 Information About Your Fund's Expenses
17 Proxy Voting
18 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the Fund's $1.00 share price. The credit quality of the Fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund's share price. The Fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund. See the prospectus for specific details regarding the Fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2012 (Unaudited)

DWS Money Market VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price.

Fund's Class A Shares Yield	7-day current yield
June 30, 2012	0.01	%*
December 31, 2011	0.01	%*

* The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements, the 7-day current yield would have been lower.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the Fund over a 7-day period expressed as an annual percentage rate of the Fund's shares outstanding.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio)	6/30/12	12/31/11

Commercial Paper	45%	36%
Short-Term Notes	16%	16%
Certificates of Deposit and Bank Notes	14%	18%
Repurchase Agreements	13%	18%
Government & Agency Obligations	11%	12%
Time Deposits	1%	—
	100%	100%

Weighted Average Maturity*	6/30/12	12/31/11

DWS Variable Series II — DWS Money Market VIP	39 days	43 days
First Tier Retail Money Fund Average	40 days	38 days

* The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include U.S. Treasury, U.S. Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio June 30, 2012 (Unaudited)
	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 13.6%
Banco del Estado de Chile, 0.44%, 7/20/2012	1,000,000	1,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.35%, 8/14/2012	2,000,000	2,000,244
China Construction Bank Corp.:
0.4%, 7/25/2012	1,000,000	1,000,000
0.4%, 8/1/2012	400,000	400,000
0.47%, 7/3/2012	500,000	500,000
0.51%, 7/10/2012	1,000,000	1,000,000
DZ Bank:
0.3%, 8/21/2012	2,000,000	2,000,000
0.33%, 8/23/2012	1,700,000	1,700,000
Industrial & Commercial Bank of China:
0.35%, 8/3/2012	500,000	500,000
0.4%, 7/30/2012	2,000,000	2,000,000
Mizuho Corporate Bank Ltd., 0.23%, 7/20/2012	1,800,000	1,800,000
Nordea Bank Finland PLC:
0.28%, 9/18/2012	2,000,000	1,999,868
0.29%, 9/7/2012	1,000,000	1,000,000
Rabobank Nederland NV, 0.35%, 8/16/2012	2,500,000	2,500,032
Skandinaviska Enskilda Banken AB:
0.25%, 8/3/2012	2,500,000	2,500,000
0.27%, 7/24/2012	1,500,000	1,500,000
0.47%, 7/18/2012	1,000,000	1,000,104
0.49%, 8/23/2012	1,500,000	1,500,000
Svenska Handelsbanken AB, 0.31%, 9/28/2012	3,000,000	3,000,037
Total Certificates of Deposit and Bank Notes (Cost $28,900,285)		28,900,285

Collateralized Mortgage Obligation 0.2%
The Superannuation Members Home Loan Programme, "A1", Series 2012-1, 0.644%*, 3/20/2013 (Cost $500,000)	500,000	500,000

Commercial Paper 44.8%
Issued at Discount** 41.3%
Alpine Securitization, 144A, 0.25%, 7/25/2012	2,000,000	1,999,667
ASB Finance Ltd., 0.58%, 7/12/2012	2,000,000	1,999,646
Barclays Bank PLC, 0.22%, 7/6/2012	1,000,000	999,969
BNZ International Funding Ltd., 144A, 0.58%, 7/12/2012	1,500,000	1,499,734
Coca-Cola Co., 0.23%, 9/5/2012	1,000,000	999,578
Collateralized Commercial Paper Co., LLC:
0.25%, 7/26/2012	5,500,000	5,499,045
0.45%, 10/16/2012	2,500,000	2,496,656
DNB Bank ASA, 0.305%, 9/11/2012	1,000,000	999,390
Erste Abwicklungsanstalt:
0.385%, 9/10/2012	1,000,000	999,241
0.52%, 12/4/2012	1,500,000	1,496,620
0.54%, 11/9/2012	1,000,000	998,035
0.57%, 8/31/2012	500,000	499,517
0.57%, 1/8/2013	400,000	398,790
	Principal Amount ($)	Value ($)

0.58%, 10/18/2012	800,000	798,595
0.68%, 8/13/2012	800,000	799,350
0.72%, 9/4/2012	500,000	499,350
0.8%, 8/13/2012	600,000	599,427
0.83%, 8/2/2012	1,000,000	999,262
Gotham Funding Corp., 144A, 0.22%, 8/1/2012	3,000,000	2,999,432
Hannover Funding Co., LLC:
0.499%, 8/7/2012	1,000,000	999,486
0.5%, 7/16/2012	1,000,000	999,792
0.5%, 8/17/2012	500,000	499,674
Kells Funding LLC:
144A, 0.51%, 10/5/2012	1,000,000	998,640
144A, 0.54%, 10/1/2012	3,500,000	3,495,170
144A, 0.58%, 11/2/2012	1,000,000	998,002
144A, 0.59%, 8/23/2012	1,000,000	999,131
144A, 0.65%, 8/3/2012	1,000,000	999,404
144A, 0.68%, 8/21/2012	1,000,000	999,037
Kreditanstal Fuer Wiederaufbau, 144A, 0.225%, 7/13/2012	1,000,000	999,925
Liberty Street Funding LLC, 144A, 0.1%, 7/2/2012	4,000,000	3,999,989
National Australia Funding (Delaware), Inc., 144A, 0.2%, 8/8/2012	1,000,000	999,789
Nieuw Amsterdam Receivables Corp., 144A, 0.2%, 7/20/2012	5,000,000	4,999,472
Nordea North America, Inc., 0.59%, 8/15/2012	400,000	399,705
NRW.Bank:
0.26%, 8/1/2012	4,000,000	3,999,104
0.315%, 9/6/2012	1,000,000	999,414
0.37%, 9/25/2012	2,000,000	1,998,232
Regency Markets No. 1 LLC, 144A, 0.2%, 7/12/2012	1,000,000	999,936
SBAB Bank AB:
144A, 0.48%, 9/5/2012	1,000,000	999,120
144A, 0.51%, 8/1/2012	1,000,000	999,561
144A, 0.51%, 9/14/2012	1,000,000	998,937
144A, 0.55%, 9/24/2012	2,000,000	1,997,403
144A, 0.55%, 9/25/2012	1,500,000	1,498,029
144A, 0.58%, 7/3/2012	3,000,000	2,999,903
Skandinaviska Enskilda Banken AB:
0.27%, 8/24/2012	2,500,000	2,498,987
0.485%, 7/11/2012	1,500,000	1,499,798
Societe Generale North America, Inc., 0.2%, 7/2/2012	3,500,000	3,499,981
Standard Chartered Bank:
0.28%, 7/2/2012	3,500,000	3,499,973
0.36%, 10/9/2012	1,500,000	1,498,500
Starbird Funding Corp., 144A, 0.2%, 7/2/2012	650,000	649,996
UOB Funding LLC, 0.3%, 11/5/2012	1,000,000	998,942
Victory Receivables Corp.:
144A, 0.2%, 7/5/2012	1,000,000	999,978
144A, 0.2%, 7/12/2012	1,000,000	999,939
144A, 0.22%, 7/23/2012	1,000,000	999,866
Westpac Banking Corp., 0.56%, 8/14/2012	1,000,000	999,316
Windmill Funding Corp., 144A, 0.25%, 7/2/2012	2,000,000	1,999,986
		87,603,421
	Principal Amount ($)	Value ($)

Issued at Par 3.5%
ASB Finance Ltd., 144A, 0.49%*, 2/13/2013	1,500,000	1,500,000
Australia & New Zealand Banking Group Ltd., 144A, 0.295%*, 11/26/2012	3,000,000	3,000,000
Kells Funding LLC, 144A, 0.575%*, 1/17/2013	1,500,000	1,500,000
Westpac Banking Corp., 144A, 0.525%*, 10/26/2012	1,500,000	1,500,000
		7,500,000
Total Commercial Paper (Cost $95,103,421)		95,103,421

Short-Term Notes* 15.4%
Bank of Nova Scotia:
0.38%, 12/14/2012	2,500,000	2,500,000
0.546%, 12/11/2012	1,000,000	1,000,000
0.668%, 10/1/2012	1,000,000	1,000,436
Canadian Imperial Bank of Commerce:
0.485%, 4/26/2013	1,500,000	1,500,000
0.515%, 2/7/2013	1,000,000	1,000,000
0.52%, 4/26/2013	2,500,000	2,500,000
Commonwealth Bank of Australia, 144A, 0.5%, 3/1/2013	3,000,000	3,000,000
JPMorgan Chase Bank NA, 0.527%, 12/7/2012	2,000,000	2,000,000
National Australia Bank Ltd.:
0.295%, 10/29/2012	1,000,000	1,000,000
0.5%, 3/8/2013	1,500,000	1,500,000
Nordea Bank Finland PLC, 0.867%, 9/13/2012	1,500,000	1,500,739
Queensland Treasury Corp., 0.5%, 11/19/2012	2,000,000	2,000,000
Rabobank Nederland NV:
0.392%, 8/16/2012	1,000,000	1,000,000
0.567%, 12/21/2012	1,000,000	1,000,000
0.615%, 5/7/2013	1,000,000	1,000,000
0.623%, 1/23/2013	2,000,000	2,000,000
0.669%, 10/12/2012	1,500,000	1,500,000
Royal Bank of Canada:
0.55%, 6/4/2013	1,000,000	1,000,000
0.55%, 6/13/2013	1,500,000	1,500,000
Sumitomo Mitsui Banking Corp., 0.34%, 3/15/2013	1,000,000	1,000,000
Svensk Exportkredit AB, 144A, 0.44%, 5/22/2013	700,000	700,000
Svenska Handelsbanken AB, 144A, 0.426%, 8/7/2012	750,000	750,000
Westpac Banking Corp., 0.33%, 7/11/2012	750,000	750,000
Total Short-Term Notes (Cost $32,701,175)		32,701,175

	Principal Amount ($)	Value ($)

Time Deposit 1.4%
Royal Bank of Canada, 0.12%, 7/2/2012 (Cost $3,000,000)	3,000,000	3,000,000

Government & Agency Obligations 10.9%
U.S. Government Sponsored Agencies 4.7%
Federal Home Loan Bank:
0.069%**, 8/2/2012	1,200,000	1,199,925
0.159%**, 11/13/2012	1,000,000	999,400
0.17%, 1/23/2013	800,000	799,895
0.17%*, 11/8/2013	500,000	499,730
0.23%, 8/24/2012	1,200,000	1,200,074
Federal Home Loan Mortgage Corp.:
0.099%**, 10/2/2012	1,250,000	1,249,677
0.118%**, 8/28/2012	1,000,000	999,807
0.127%**, 8/14/2012	2,000,000	1,999,682
0.179%**, 1/9/2013	1,000,000	999,040
		9,947,230
U.S. Treasury Obligations 6.2%
U.S. Treasury Notes:
0.375%, 8/31/2012	2,130,000	2,130,796
0.375%, 9/30/2012	1,000,000	1,000,613
0.625%, 7/31/2012	4,000,000	4,001,652
1.375%, 10/15/2012	3,500,000	3,512,346
3.375%, 11/30/2012	1,000,000	1,013,283
4.0%, 11/15/2012	1,500,000	1,521,410
		13,180,100
Total Government & Agency Obligations (Cost $23,127,330)		23,127,330

Repurchase Agreements 13.2%
BNP Paribas, 0.19%, dated 6/29/2012, to be repurchased at $11,000,174 on 7/2/2012 (a)	11,000,000	11,000,000
Credit Suisse Securities (U.S.A.) LLC, 0.42%, dated 6/12/2012, to be repurchased at $1,500,613 on 7/17/2012 (b)	1,500,000	1,500,000
JPMorgan Securities, Inc, 0.14%, dated 6/29/2012, to be repurchased at $4,000,047 on 7/2/2012 (c)	4,000,000	4,000,000
JPMorgan Securities, Inc, 0.22%, dated 6/29/2012, to be repurchased at $2,000,037 on 7/2/2012 (d)	2,000,000	2,000,000
Merrill Lynch & Co., Inc., 0.14%, dated 6/29/2012, to be repurchased at $9,523,458 on 7/2/2012 (e)	9,523,347	9,523,347
Total Repurchase Agreements (Cost $28,023,347)		28,023,347

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $211,355,558)+	99.5	211,355,558
Other Assets and Liabilities, Net	0.5	1,012,488
Net Assets	100.0	212,368,046

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of June 30, 2012.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $211,355,558.

(a) Collateralized by $10,477,314 Federal National Mortgage Association, 4.0%, with various maturity dates of 1/1/2042-2/1/2042 with a value of $11,220,000.

(b) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
380,000	Express Scripts Holding Co.	6.125	11/15/2041	394,550
931,266	Newcrest Finance Property Ltd.	4.45	11/15/2021	1,154,309
Total Collateral Value				1,548,859

(c) Collateralized by $3,926,700 U.S. Treasury Notes, with various coupon rates 1.375-3.125%, with various maturity dates of 8/31/2013-2/28/2019 with a value of $4,081,460.

(d) Collateralized by $2,055,000 Ally Auto Receivables Trust, 1.06%, maturing on 5/15/2017 with a value of $2,060,250.

(e) Collateralized by $9,527,700 U.S. Treasury Note, 1.25%, maturing on 3/15/2014 with a value of $9,713,857.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Investments in Securities (f)	$—	$183,332,211	$—	$183,332,211
Repurchase Agreements	—	28,023,347	—	28,023,347
Total	$—	$211,355,558	$—	$211,355,558

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended June 30, 2012.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2012 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, valued at amortized cost	$183,332,211
Repurchase agreements, valued at amortized cost	28,023,347
Total investments, valued at amortized cost	211,355,558
Cash	252
Receivable for investments sold	1,279,000
Receivable for Fund shares sold	171,823
Interest receivable	82,230
Other assets	265
Total assets	212,889,128
Liabilities
Payable for Fund shares redeemed	392,953
Distributions payable	754
Accrued management fee	31,681
Accrued Trustees' fees	3,637
Other accrued expenses and payables	92,057
Total liabilities	521,082
Net assets, at value	$212,368,046
Net Assets Consist of
Distributions in excess of net investment income	(659)
Accumulated net realized gain (loss)	362
Paid-in capital	212,368,343
Net assets, at value	$212,368,046
Class A Net Asset Value, offering and redemption price per share ($212,368,046 ÷ 212,452,059 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2012 (Unaudited)
Investment Income
Income: Interest	$346,109
Expenses: Management fee	296,426
Administration fee	104,009
Services to shareholders	660
Custodian fee	9,612
Professional fees	27,156
Reports to shareholders	30,270
Trustees' fee and expenses	8,562
Other	6,353
Total expenses	483,048
Expense reductions	(147,373)
Total expenses after expense reductions	335,675
Net investment income	10,434
Net realized gain (loss)	362
Net increase (decrease) in net assets resulting from operations	$10,796

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations: Net investment income	$10,434	$21,576
Operations: Net investment income	$10,434	$21,576
Net realized gain (loss)	362	348
Net increase (decrease) in net assets resulting from operations	10,796	21,924
Distributions to shareholders from: Net investment income Class A	(10,434)	(21,576)
Total distributions	(10,434)	(21,576)
Fund share transactions: Class A Proceeds from shares sold	42,519,300	147,415,537
Reinvestment of distributions	10,674	21,589
Payments for shares redeemed	(47,114,507)	(150,401,802)
Net increase (decrease) in net assets from Class A share transactions	(4,584,533)	(2,964,676)
Increase (decrease) in net assets	(4,584,171)	(2,964,328)
Net assets at beginning of period	216,952,217	219,916,545
Net assets at end of period (including distributions in excess of net investment income of $659 and $659, respectively)	$212,368,046	$216,952,217
Other Information
Class A Shares outstanding at beginning of period	217,036,592	220,001,268
Shares sold	42,519,300	147,415,537
Shares issued to shareholders in reinvestment of distributions	10,674	21,589
Shares redeemed	(47,114,507)	(150,401,802)
Net increase (decrease) in Class A shares	(4,584,533)	(2,964,676)
Shares outstanding at end of period	212,452,059	217,036,592

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/12 (Unaudited)		2011		2010		2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$1.000		$1.000		$1.000		$1.000	$1.000		$1.000
Income from investment operations: Net investment income	.000	***	.000	***	.000	***	.003	.026		.049
Total from investment operations	.000	***	.000	***	.000	***	.003	.026		.049
Less distributions from: Net investment income	(.000	)***	(.000	)***	(.000	)***	(.003)	(.026)		(.049)
Net asset value, end of period	$1.000		$1.000		$1.000		$1.000	$1.000		$1.000
Total Return (%)	.01	a**	.01	a	.01	a	.34	2.64	a	5.00	a
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	212		217		220		270	398		355
Ratio of expenses before expense reductions (%)	.46	*	.51		.46		.43	.52		.46
Ratio of expenses after expense reductions (%)	.32	*	.25		.34		.43	.50		.45
Ratio of net investment income (%)	.01	*	.01		.01		.37	2.56		4.88
a Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized *** Amount is less than $.0005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Money Market VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian or another designated sub-custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claim on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million	.285%
Next $500 million	.270%
Next $1.0 billion	.255%
Over $2.0 billion	.240%

For the period from January 1, 2012 through September 30, 2012, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.51%.

In addition, the Advisor has agreed to voluntarily waive additional expenses for the Fund. The waiver may be changed or terminated at any time without notice. Under this arrangement, the Advisor waived certain expenses of the Fund.

Accordingly, for the six months ended June 30, 2012, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $147,077, and the amount charged aggregated $149,349, which was equivalent to an annualized effective rate of 0.14% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2012, the Administration Fee was $104,009, of which $17,389 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2012, the amounts charged to the Fund by DISC aggregated $296, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $5,550, of which $1,506 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

C. Ownership of the Fund

At June 30, 2012, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 34%, 21% and 12%.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement: The Fund had no outstanding loans at June 30, 2012.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2012 to June 30, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2012
Actual Fund Return	Class A
Beginning Account Value 1/1/12	$1,000.00
Ending Account Value 6/30/12	$1,000.10
Expenses Paid per $1,000*	$1.59
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/12	$1,000.00
Ending Account Value 6/30/12	$1,023.27
Expenses Paid per $1,000*	$1.61

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Money Market VIP	.32%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2MM-3 (R-028387-1 8/12)

JUNE 30, 2012

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Small Mid Cap Growth VIP

Contents
3 Performance Summary
4 Portfolio Summary
4 Portfolio Management Team
5 Investment Portfolio
8 Statement of Assets and Liabilities
9 Statement of Operations
10 Statement of Changes in Net Assets
12 Financial Highlights
13 Notes to Financial Statements
16 Information About Your Fund's Expenses
16 Proxy Voting
18 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Stocks of smaller- and medium-sized companies involve greater risk than securities of larger, more-established companies. The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2012 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 is 0.73% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in DWS Small Mid Cap Growth VIP

The Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Small Mid Cap Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,665	$9,277	$16,718	$8,989	$14,528
	Average annual total return	6.65%	-7.23%	18.68%	-2.11%	3.81%
Russell 2500 Growth Index	Growth of $10,000	$10,844	$9,681	$17,013	$11,232	$22,308
	Average annual total return	8.44%	-3.19%	19.38%	2.35%	8.35%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/12	12/31/11

Common Stocks	96%	98%
Cash Equivalents	4%	2%
	100%	100%

Sector Diversification (As a % of Common Stocks)	6/30/12	12/31/11

Information Technology	23%	22%
Health Care	20%	17%
Industrials	17%	19%
Consumer Discretionary	16%	17%
Energy	7%	8%
Materials	7%	6%
Financials	6%	6%
Consumer Staples	4%	5%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Joseph Axtell, CFA
Rafaelina M. Lee
Portfolio Managers

Investment Portfolio June 30, 2012 (Unaudited)
	Shares	Value ($)

Common Stocks 96.0%
Consumer Discretionary 15.2%
Auto Components 1.6%
BorgWarner, Inc.* (a)	18,970	1,244,242
TRW Automotive Holdings Corp.*	27,381	1,006,526
		2,250,768
Hotels, Restaurants & Leisure 1.4%
Panera Bread Co. "A"*	14,533	2,026,482
Household Durables 1.4%
Jarden Corp. (a)	46,664	1,960,821
Media 2.1%
Cinemark Holdings, Inc.	77,831	1,778,438
Interpublic Group of Companies, Inc.	117,895	1,279,161
		3,057,599
Specialty Retail 7.0%
Advance Auto Parts, Inc. (a)	18,114	1,235,737
Ascena Retail Group, Inc.*	36,562	680,785
Children's Place Retail Stores, Inc.* (a)	31,673	1,578,266
DSW, Inc. "A"	30,153	1,640,323
Guess?, Inc.	31,136	945,600
PetSmart, Inc. (a)	36,100	2,461,298
Ulta Salon, Cosmetics & Fragrance, Inc.	17,632	1,646,476
		10,188,485
Textiles, Apparel & Luxury Goods 1.7%
Deckers Outdoor Corp.* (a)	17,215	757,632
Hanesbrands, Inc.*	63,258	1,754,144
		2,511,776
Consumer Staples 3.5%
Food Products 1.8%
Green Mountain Coffee Roasters, Inc.* (a)	15,542	338,504
Hain Celestial Group, Inc.*	11,171	614,852
TreeHouse Foods, Inc.*	27,348	1,703,507
		2,656,863
Household Products 1.7%
Church & Dwight Co., Inc.	42,765	2,372,175
Energy 7.1%
Energy Equipment & Services 4.1%
Core Laboratories NV (a)	15,044	1,743,600
Dresser-Rand Group, Inc.*	30,386	1,353,392
Dril-Quip, Inc.*	25,752	1,689,074
Hornbeck Offshore Services, Inc.*	28,026	1,086,848
		5,872,914
Oil, Gas & Consumable Fuels 3.0%
Alpha Natural Resources, Inc.*	33,081	288,136
Approach Resources, Inc.* (a)	58,754	1,500,577
Energy XXI (Bermuda) Ltd. (a)	43,308	1,355,107
Rosetta Resources, Inc.* (a)	33,719	1,235,464
		4,379,284
Financials 5.4%
Capital Markets 1.8%
Affiliated Managers Group, Inc.*	16,674	1,824,970
Lazard Ltd. "A"	30,574	794,618
		2,619,588
	Shares	Value ($)

Consumer Finance 0.8%
DFC Global Corp.*	66,316	1,222,204
Insurance 1.8%
W.R. Berkley Corp. (a)	65,258	2,539,841
Real Estate Management & Development 1.0%
CBRE Group, Inc.*	87,473	1,431,058
Health Care 19.5%
Biotechnology 2.5%
Alkermes PLC*	58,282	989,046
Incyte Corp., Ltd.* (a)	61,974	1,406,810
Regeneron Pharmaceuticals, Inc.* (a)	10,842	1,238,373
		3,634,229
Health Care Equipment & Supplies 3.6%
ABIOMED, Inc.* (a)	39,390	898,880
Accuray, Inc.* (a)	195,206	1,335,209
Thoratec Corp.*	49,752	1,670,672
Volcano Corp.*	47,497	1,360,789
		5,265,550
Health Care Providers & Services 7.2%
Centene Corp.* (a)	58,367	1,760,349
DaVita, Inc.*	15,967	1,568,119
ExamWorks Group, Inc.*	94,584	1,251,346
Humana, Inc.	20,206	1,564,753
Metropolitan Health Networks, Inc.*	210,310	2,012,667
Molina Healthcare, Inc.*	54,501	1,278,593
WellCare Health Plans, Inc.*	18,359	973,027
		10,408,854
Health Care Technology 1.0%
SXC Health Solutions Corp.* (a)	14,431	1,431,699
Pharmaceuticals 5.2%
Pacira Pharmaceuticals, Inc.* (a)	170,735	2,738,589
Par Pharmaceutical Companies, Inc.*	55,980	2,023,117
Questcor Pharmaceuticals, Inc.* (a)	31,020	1,651,505
VIVUS, Inc.* (a)	38,898	1,110,149
		7,523,360
Industrials 15.9%
Aerospace & Defense 1.4%
BE Aerospace, Inc.*	45,706	1,995,524
Commercial Services & Supplies 1.7%
Portfolio Recovery Associates, Inc.* (a)	27,689	2,526,898
Construction & Engineering 1.7%
Chicago Bridge & Iron Co. NV	30,733	1,166,624
MYR Group, Inc.*	74,029	1,262,935
		2,429,559
Electrical Equipment 1.2%
General Cable Corp.*	35,881	930,753
The Babcock & Wilcox Co.*	34,191	837,680
		1,768,433
	Shares	Value ($)

Machinery 6.1%
Altra Holdings, Inc. (a)	56,839	896,919
Chart Industries, Inc.*	32,869	2,260,073
Joy Global, Inc.	23,292	1,321,355
Manitowoc Co., Inc. (a)	98,216	1,149,127
Sauer-Danfoss, Inc.	45,579	1,592,075
WABCO Holdings, Inc.*	30,374	1,607,696
		8,827,245
Professional Services 1.2%
Robert Half International, Inc. (a)	62,533	1,786,568
Road & Rail 1.0%
Kansas City Southern	20,958	1,457,838
Trading Companies & Distributors 1.6%
Applied Industrial Technologies, Inc.	25,858	952,867
United Rentals, Inc.* (a)	41,158	1,401,019
		2,353,886
Information Technology 22.5%
Communications Equipment 2.7%
Finisar Corp.*	41,805	625,403
Harris Corp.	31,404	1,314,257
Procera Networks, Inc.* (a)	38,181	928,180
Sycamore Networks, Inc.*	68,948	1,001,125
		3,868,965
Computers & Peripherals 1.4%
Western Digital Corp.*	65,236	1,988,393
Electronic Equipment, Instruments & Components 1.3%
Cognex Corp.	40,544	1,283,218
Coherent, Inc.*	14,001	606,243
		1,889,461
Internet Software & Services 2.1%
Equinix, Inc.*	12,514	2,198,084
Saba Software, Inc.*	98,915	917,931
		3,116,015
IT Services 5.0%
Cardtronics, Inc.* (a)	68,253	2,061,923
MAXIMUS, Inc.	31,016	1,605,078
Syntel, Inc.	33,051	2,006,196
VeriFone Systems, Inc.* (a)	48,151	1,593,317
		7,266,514
Semiconductors & Semiconductor Equipment 2.9%
Cavium, Inc.* (a)	39,787	1,114,036
Cypress Semiconductor Corp.*	53,862	712,056
ON Semiconductor Corp.*	175,979	1,249,451
Skyworks Solutions, Inc.*	41,472	1,135,088
		4,210,631
	Shares	Value ($)

Software 7.1%
Allot Communications Ltd.*	32,547	906,759
Concur Technologies, Inc.* (a)	15,238	1,037,708
Informatica Corp.*	27,864	1,180,319
Kenexa Corp.*	41,355	1,200,536
MICROS Systems, Inc.*	33,130	1,696,256
NQ Mobile, Inc. (ADR)* (a)	83,404	683,079
Parametric Technology Corp.*	54,884	1,150,368
Red Hat, Inc.*	19,554	1,104,410
Ultimate Software Group, Inc.*	15,689	1,398,204
		10,357,639
Materials 6.9%
Chemicals 2.9%
CF Industries Holdings, Inc.	8,632	1,672,364
Rockwood Holdings, Inc.	27,347	1,212,839
Westlake Chemical Corp. (a)	25,969	1,357,140
		4,242,343
Containers & Packaging 1.2%
Crown Holdings, Inc.*	48,858	1,685,113
Metals & Mining 2.0%
Allegheny Technologies, Inc.	18,281	582,981
Cliffs Natural Resources, Inc. (a)	11,236	553,822
Detour Gold Corp.*	31,861	641,852
Haynes International, Inc.	14,496	738,426
Thompson Creek Metals Co., Inc.*	147,580	470,780
		2,987,861
Paper & Forest Products 0.8%
Schweitzer-Mauduit International, Inc.	17,205	1,172,350
Total Common Stocks (Cost $123,873,017)		139,284,786

Securities Lending Collateral 29.8%
Daily Assets Fund Institutional, 0.24% (b) (c) (Cost $43,185,638)	43,185,638	43,185,638

Cash Equivalents 4.0%
Central Cash Management Fund, 0.14% (b) (Cost $5,828,534)	5,828,534	5,828,534

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $172,887,189)+	129.8	188,298,958
Other Assets and Liabilities, Net	(29.8)	(43,198,043)
Net Assets	100.0	145,100,915

* Non-income producing security.

+ The cost for federal income tax purposes was $173,451,065. At June 30, 2012, net unrealized appreciation for all securities based on tax cost was $14,847,893. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $24,522,844 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,674,951.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2012 amounted to $43,635,052, which is 30.1% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$139,284,786	$—	$—	$139,284,786
Short-Term Investments (d)	49,014,172	—	—	49,014,172
Total	$188,298,958	$—	$—	$188,298,958

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended June 30, 2012.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2012 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $123,873,017) — including $43,635,052 of securities loaned	$139,284,786
Investment in Daily Assets Fund Institutional (cost $43,185,638)*	43,185,638
Investment in Central Cash Management Fund (cost $5,828,534)	5,828,534
Total investments in securities, at value (cost $172,887,189)	188,298,958
Cash	1,557
Foreign currency, at value (cost $279)	278
Receivable for investments sold	1,485,742
Receivable for Fund shares sold	104
Dividends receivable	47,099
Interest receivable	13,872
Other assets	1,891
Total assets	189,849,501
Liabilities
Payable upon return of securities loaned	43,185,638
Payable for investments purchased	1,298,499
Payable for Fund shares redeemed	112,404
Accrued management fee	63,310
Accrued Trustees' fees	2,739
Other accrued expenses and payables	85,996
Total liabilities	44,748,586
Net assets, at value	$145,100,915
Net Assets Consist of
Net investment loss	(134,220)
Net unrealized appreciation (depreciation) on: Investments	15,411,769
Foreign currency	(1)
Accumulated net realized gain (loss)	(31,520,563)
Paid-in capital	161,343,930
Net assets, at value	$145,100,915
Class A Net Asset Value, offering and redemption price per share ($145,100,915 ÷ 10,275,202 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.12

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2012 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,080)	$392,061
Income distributions — Central Cash Management Fund	2,160
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	87,962
Total income	482,183
Expenses: Management fee	425,597
Administration fee	77,137
Services to shareholders	2,084
Custodian fee	5,706
Audit and tax fees	29,562
Legal fees	5,676
Reports to shareholders	15,314
Trustees' fees and expenses	6,426
Other	3,300
Total expenses	570,802
Net investment income (loss)	(88,619)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	3,677,203
Foreign currency	(360)
3,676,843
Change in net unrealized appreciation (depreciation) on: Investments	6,523,734
Foreign currency	(12)
6,523,722
Net gain (loss)	10,200,565
Net increase (decrease) in net assets resulting from operations	$10,111,946

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations: Net investment income (loss)	$(88,619)	$(318,019)
Operations: Net investment income (loss)	$(88,619)	$(318,019)
Net realized gain (loss)	3,676,843	15,261,496
Change in net unrealized appreciation (depreciation)	6,523,722	(32,232,742)
Net increase (decrease) in net assets resulting from operations	10,111,946	(17,289,265)
Distributions to shareholders from: Net investment income: Class A	—	(545,355)
Total distributions	—	(545,355)
Fund share transactions: Class A Proceeds from shares sold	2,374,721	15,498,269
Net assets acquired in tax-free reorganization (see Note F)	—	93,892,921
Reinvestment of distributions	—	545,355
Cost of shares redeemed	(14,274,866)	(33,642,074)
Net increase (decrease) in net assets from Class A share transactions	(11,900,145)	76,294,471
Increase (decrease) in net assets	(1,788,199)	58,459,851
Net assets at beginning of period	146,889,114	88,429,263
Net assets at end of period (including net investment loss and distributions in excess of net investment income of $134,220 and $45,601, respectively)	$145,100,915	$146,889,114
Other Information
Class A Shares outstanding at beginning of period	11,094,343	6,384,947
Shares sold	159,479	1,084,284
Shares issued in tax-free reorganization	—	6,003,455
Shares issued to shareholders in reinvestment of distributions	—	34,959
Shares redeemed	(978,620)	(2,413,302)
Net increase (decrease) in Class A shares	(819,141)	4,709,396
Shares outstanding at end of period	10,275,202	11,094,343

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/12 (Unaudited)		2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$13.24		$13.85	$10.70	$7.61	$15.07		$14.19
Income (loss) from investment operations: Net investment income (loss)a	(.01)		(.03)	(.01)	(.02)	(.01)		(.01)
Net realized and unrealized gain (loss)	.89		(.50)	3.16	3.11	(7.45)		.89
Total from investment operations	.88		(.53)	3.15	3.09	(7.46)		.88
Less distributions from: Net investment income	—		(.08)	—	—	—		—
Net asset value, end of period	$14.12		$13.24	$13.85	$10.70	$7.61		$15.07
Total Return (%)	6.65	**	(3.91)	29.44	40.60	(49.50	)b	6.20	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	145		147	88	80	69		174
Ratio of expenses before expense reductions (%)	.74	*	.73	.78	.77	.88		.75
Ratio of expenses after expense reductions (%)	.74	*	.73	.78	.77	.85		.72
Ratio of net investment income (loss) (%)	(.11	)*	(.23)	(.12)	(.22)	(.04)		(.09)
Portfolio turnover rate (%)	26	**	84	64	93	67		67
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Small Mid Cap Growth VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Fund had a net tax bases capital loss carryforward of approximately $29,395,000 of pre-enactment losses, of which $5,435,000 was inherited from its mergers with DWS Turner Mid Cap Growth VIP and DWS Mid Cap Growth VIP, and which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($5,435,000) and December 31, 2017 ($23,960,000), the respective expiration dates, whichever occurs first, and which may be subject to certain limitations under Section 382-384 of the Internal Revenue Code.

In addition, from November 1, 2011 to December 31, 2011, the Fund elects to defer qualified late year losses of approximately $5,239,000 of net short-term realized capital losses and approximately $46,000 of net ordinary losses and treat them as arising in the fiscal year ending December 31, 2012.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net operating losses and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the six months ended June 30, 2012, purchases and sales of investment transactions (excluding short-term investments) aggregated $38,581,663 and $53,594,548, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.550%
Next $750 million	.525%
Over $1 billion	.500%

Accordingly, for the six months ended June 30, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.55% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2012, the Administration Fee was $77,137, of which $11,511 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2012, the amounts charged to the Fund by DISC aggregated $174, of which $58 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $5,670, of which $646 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2012, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $9,650.

D. Ownership of the Fund

At June 30, 2012, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 54%, 23% and 15%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2012.

F. Acquisition of Assets

On April 29, 2011, the Fund acquired all of the net assets of DWS Mid Cap Growth VIP and DWS Turner Mid Cap Growth VIP pursuant to a plan of reorganization approved by shareholders on January 12, 2011. The acquisition was accomplished by a tax-free exchange of 2,029,578 Class A shares of DWS Mid Cap Growth VIP and 6,543,235 Class A shares of DWS Turner Mid Cap Growth VIP for 1,818,964 Class A shares and 4,184,491 Class A shares of the Fund, respectively, outstanding on April 29, 2011. DWS Mid Cap Growth VIP and DWS Turner Mid Cap Growth VIP's net assets at that date, $28,448,304 and $65,444,617, respectively, including $6,234,926 and $6,931,871 of net unrealized appreciation, respectively, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $105,299,610. The combined net assets of the Fund immediately following the acquisition were $199,192,531.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2012 to June 30, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2012
Actual Fund Return	Class A
Beginning Account Value 1/1/12	$1,000.00
Ending Account Value 6/30/12	$1,066.50
Expenses Paid per $1,000*	$3.80
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/12	$1,000.00
Ending Account Value 6/30/12	$1,021.18
Expenses Paid per $1,000*	$3.72

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Small Mid Cap Growth VIP	.74%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2SMCG-3 (R-028388-1 8/12)

JUNE 30, 2012

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Unconstrained Income VIP

Contents
3 Performance Summary
4 Portfolio Summary
4 Portfolio Management Team
5 Investment Portfolio
22 Statement of Assets and Liabilities
23 Statement of Operations
24 Statement of Changes in Net Assets
26 Financial Highlights
27 Notes to Financial Statements
35 Information About Your Fund's Expenses
35 Proxy Voting
37 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. The Fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2012 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 is 0.99% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in DWS Unconstrained Income VIP

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Unconstrained Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,563	$10,818	$13,759	$14,365	$20,501
	Average annual total return	5.63%	8.18%	11.22%	7.51%	7.44%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,237	$10,747	$12,227	$13,890	$17,296
	Average annual total return	2.37%	7.47%	6.93%	6.79%	5.63%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/12	12/31/11

Corporate Bonds	60%	66%
Government & Agency Obligations	15%	11%
Cash Equivalents	10%	8%
Collateralized Mortgage Obligations	4%	4%
Loan Participations and Assignments	4%	3%
Commercial Mortgage-Backed Securities	3%	2%
Mortgage-Backed Securities Pass-Throughs	2%	—
Municipal Bonds and Notes	1%	1%
Asset-Backed	1%	1%
Convertible Bonds	0%	3%
Preferred Securities	0%	1%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/12	12/31/11

AAA	13%	8%
AA	2%	3%
A	6%	9%
BBB	24%	23%
BB	22%	24%
B	24%	25%
CCC	3%	4%
Not Rated	6%	4%
	100%	100%

Interest Rate Sensitivity	6/30/12	12/31/11

Effective Maturity	6.6 years	6.0 years
Effective Duration	4.6 years	4.4 years

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Gary Russell, CFA
William Chepolis, CFA
John D. Ryan
Philip G. Condon
Ohn Choe, CFA
Darwei Kung
Portfolio Managers, Deutsche Investment Management Americas Inc.

Robert Wang
Thomas Picciochi
Portfolio Managers, QS Investors, LLC, Subadvisor to the Fund

Investment Portfolio June 30, 2012 (Unaudited)

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 60.5%
Consumer Discretionary 8.8%
AMC Networks, Inc., 144A, 7.75%, 7/15/2021		15,000	16,538
American Achievement Corp., 144A, 10.875%, 4/15/2016		45,000	32,738
Asbury Automotive Group, Inc., 8.375%, 11/15/2020		80,000	87,200
AutoZone, Inc., 3.7%, 4/15/2022		90,000	92,700
Avis Budget Car Rental LLC:
8.25%, 1/15/2019		95,000	101,887
9.625%, 3/15/2018		45,000	49,275
Block Communications, Inc., 144A, 7.25%, 2/1/2020		65,000	65,975
Bresnan Broadband Holdings LLC, 144A, 8.0%, 12/15/2018 (b)		95,000	99,275
Cablevision Systems Corp.:
7.75%, 4/15/2018		10,000	10,650
8.0%, 4/15/2020		10,000	10,800
Caesar's Entertainment Operating Co., Inc.:
144A, 8.5%, 2/15/2020		120,000	120,900
11.25%, 6/1/2017		240,000	261,900
CCO Holdings LLC:
6.5%, 4/30/2021		215,000	228,975
6.625%, 1/31/2022		70,000	74,900
7.0%, 1/15/2019		20,000	21,600
7.25%, 10/30/2017		90,000	98,100
7.375%, 6/1/2020		10,000	10,988
7.875%, 4/30/2018		40,000	43,500
8.125%, 4/30/2020		25,000	27,875
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		300,000	323,250
Chester Downs & Marina LLC, 144A, 9.25%, 2/1/2020		25,000	26,063
Clear Channel Communications, Inc., 9.0%, 3/1/2021		25,000	21,750
Clear Channel Worldwide Holdings, Inc.:
144A, 7.625%, 3/15/2020		20,000	19,150
144A, 7.625%, 3/15/2020		185,000	180,837
Series A, 9.25%, 12/15/2017		15,000	16,313
Series B, 9.25%, 12/15/2017		25,000	27,250
Crown Media Holdings, Inc., 10.5%, 7/15/2019		55,000	59,400
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019 (b)		45,000	42,412
Desarrolladora Homex SAB de CV, 144A, 9.75%, 3/25/2020 (b)		200,000	210,000
DIRECTV Holdings LLC, 3.8%, 3/15/2022		200,000	202,259
Discovery Communications LLC, 3.3%, 5/15/2022		50,000	50,461
		Principal Amount ($)(a)	Value ($)

DISH DBS Corp.:
6.625%, 10/1/2014		65,000	69,712
6.75%, 6/1/2021		10,000	10,800
7.125%, 2/1/2016		155,000	170,112
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015*		65,000	41
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		55,000	55,756
Harron Communications LP, 144A, 9.125%, 4/1/2020		45,000	46,575
Hertz Corp.:
6.75%, 4/15/2019 (b)		15,000	15,600
144A, 6.75%, 4/15/2019		35,000	36,400
7.5%, 10/15/2018		155,000	166,237
Lear Corp.:
7.875%, 3/15/2018		40,000	44,150
8.125%, 3/15/2020		40,000	44,800
Libbey Glass, Inc., 144A, 6.875%, 5/15/2020		20,000	20,550
Limited Brands, Inc., 7.0%, 5/1/2020		20,000	22,200
Lions Gate Entertainment, Inc., 144A, 10.25%, 11/1/2016		95,000	104,025
Lowe's Companies, Inc., 3.12%, 4/15/2022		80,000	81,858
Macy's Retail Holdings, Inc., 5.125%, 1/15/2042		80,000	84,217
Marriott International, Inc., 3.0%, 3/1/2019		60,000	60,664
Mattel, Inc., 5.45%, 11/1/2041		141,400	154,557
Mediacom Broadband LLC, 8.5%, 10/15/2015 (b)		110,000	113,025
Mediacom LLC:
7.25%, 2/15/2022		20,000	20,350
9.125%, 8/15/2019		30,000	32,925
MGM Resorts International:
7.625%, 1/15/2017		100,000	103,250
144A, 8.625%, 2/1/2019		140,000	149,800
9.0%, 3/15/2020		65,000	72,150
10.375%, 5/15/2014		45,000	50,737
11.125%, 11/15/2017		50,000	56,125
Michaels Stores, Inc., 13.0%, 11/1/2016		15,000	16,069
National CineMedia LLC:
144A, 6.0%, 4/15/2022		35,000	35,612
7.875%, 7/15/2021		45,000	47,700
Palace Entertainment Holdings LLC, 144A, 8.875%, 4/15/2017		75,000	78,375
Penske Automotive Group, Inc., 7.75%, 12/15/2016		120,000	124,500
Regal Entertainment Group, 9.125%, 8/15/2018 (b)		35,000	38,500
Sabre Holdings Corp., 8.35%, 3/15/2016		55,000	51,975
Seminole Indian Tribe of Florida:
144A, 7.75%, 10/1/2017		40,000	43,600
144A, 7.804%, 10/1/2020		70,000	69,413
		Principal Amount ($)(a)	Value ($)

Servicios Corporativos Javer SAPI de CV, 144A, 9.875%, 4/6/2021		100,000	94,000
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015		155,000	174,375
Sonic Automotive, Inc.:
144A, 7.0%, 7/15/2022 (c)		15,000	15,525
Series B, 9.0%, 3/15/2018		95,000	103,312
Toys "R" Us-Delaware, Inc., 144A, 7.375%, 9/1/2016		35,000	34,650
Travelport LLC, 9.0%, 3/1/2016		10,000	7,000
UCI International, Inc., 8.625%, 2/15/2019		20,000	20,125
Unitymedia Hessen GmbH & Co., KG, 144A, 8.125%, 12/1/2017		200,000	215,000
Univision Communications, Inc.:
144A, 6.875%, 5/15/2019		10,000	10,300
144A, 7.875%, 11/1/2020		25,000	26,750
UPC Holding BV:
144A, 8.375%, 8/15/2020	EUR	50,000	65,490
144A, 9.75%, 4/15/2018	EUR	100,000	135,725
Visteon Corp., 6.75%, 4/15/2019		75,000	72,937
Whirlpool Corp., 4.7%, 6/1/2022		110,000	111,212
Wyndham Worldwide Corp., 5.75%, 2/1/2018		135,000	150,101
Yonkers Racing Corp., 144A, 11.375%, 7/15/2016		60,000	63,750
			6,227,533
Consumer Staples 2.6%
Alliance One International, Inc., 10.0%, 7/15/2016		25,000	25,062
Altria Group, Inc., 9.95%, 11/10/2038		145,000	230,560
B&G Foods, Inc., 7.625%, 1/15/2018		35,000	37,625
Central Garden & Pet Co., 8.25%, 3/1/2018		15,000	15,038
Constellation Brands, Inc., 6.0%, 5/1/2022		15,000	16,125
Darling International, Inc., 8.5%, 12/15/2018		80,000	89,800
Del Monte Corp., 7.625%, 2/15/2019 (b)		80,000	80,700
Delhaize Group SA, 4.125%, 4/10/2019		140,000	135,452
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		20,000	20,875
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		85,000	74,800
Grupo Bimbo SAB de CV, 144A, 4.5%, 1/25/2022		200,000	212,759
JBS U.S.A. LLC, 144A, 8.25%, 2/1/2020		25,000	24,313
NBTY, Inc., 9.0%, 10/1/2018		25,000	27,625
Pilgrim's Pride Corp., 7.875%, 12/15/2018		45,000	45,619
Reynolds American, Inc., 6.75%, 6/15/2017		200,000	240,114
Safeway, Inc., 4.75%, 12/1/2021		135,000	133,884
Smithfield Foods, Inc.:
7.75%, 7/1/2017		220,000	243,375
10.0%, 7/15/2014		85,000	97,006
		Principal Amount ($)(a)	Value ($)

SUPERVALU, Inc., 8.0%, 5/1/2016 (b)		35,000	35,437
TreeHouse Foods, Inc., 7.75%, 3/1/2018		45,000	48,769
			1,834,938
Energy 8.1%
Alpha Natural Resources, Inc., 6.0%, 6/1/2019 (b)		60,000	51,150
Arch Coal, Inc.:
7.0%, 6/15/2019 (b)		20,000	16,900
7.25%, 10/1/2020		20,000	16,900
7.25%, 6/15/2021 (b)		35,000	29,313
8.75%, 8/1/2016 (b)		60,000	57,300
Berry Petroleum Co., 6.75%, 11/1/2020		90,000	94,050
BreitBurn Energy Partners LP, 8.625%, 10/15/2020		35,000	37,013
Chesapeake Energy Corp.:
6.125%, 2/15/2021 (b)		40,000	38,700
6.875%, 11/15/2020 (b)		90,000	88,650
Chesapeake Midstream Partners LP, 6.125%, 7/15/2022		55,000	53,900
Chesapeake Oilfield Operating LLC, 144A, 6.625%, 11/15/2019		25,000	22,500
Cimarex Energy Co., 5.875%, 5/1/2022		35,000	36,356
CITGO Petroleum Corp., 144A, 11.5%, 7/1/2017		105,000	117,862
CONSOL Energy, Inc.:
6.375%, 3/1/2021		15,000	14,100
8.0%, 4/1/2017		75,000	77,812
8.25%, 4/1/2020		35,000	36,750
Continental Resources, Inc.:
7.125%, 4/1/2021		30,000	33,450
7.375%, 10/1/2020		35,000	39,025
8.25%, 10/1/2019		20,000	22,350
Crestwood Midstream Partners LP, 7.75%, 4/1/2019		160,000	158,800
Crosstex Energy LP:
144A, 7.125%, 6/1/2022		15,000	14,775
8.875%, 2/15/2018		55,000	58,094
Devon Energy Corp., 3.25%, 5/15/2022		135,000	137,347
Dresser-Rand Group, Inc., 6.5%, 5/1/2021		75,000	77,813
Eagle Rock Energy Partners LP, 8.375%, 6/1/2019		95,000	94,762
El Paso LLC, 7.25%, 6/1/2018 (b)		55,000	63,445
Energy Transfer Partners LP, 5.2%, 2/1/2022		140,000	149,928
EP Energy LLC:
144A, 6.875%, 5/1/2019		60,000	62,700
144A, 9.375%, 5/1/2020		25,000	25,906
EV Energy Partners LP, 8.0%, 4/15/2019		140,000	138,950
Frontier Oil Corp., 6.875%, 11/15/2018		55,000	57,200
Genesis Energy LP, 7.875%, 12/15/2018		40,000	41,000
Global Geophysical Services, Inc., 10.5%, 5/1/2017		130,000	123,825
Halcon Resources Corp., 144A, 9.75%, 7/15/2020 (c)		50,000	50,875
		Principal Amount ($)(a)	Value ($)

Holly Energy Partners LP:
144A, 6.5%, 3/1/2020		20,000	20,150
8.25%, 3/15/2018		55,000	58,300
IPIC GMTN Ltd., 144A, 6.875%, 11/1/2041		200,000	233,500
Kinder Morgan Energy Partners LP, 5.8%, 3/1/2021		194,000	221,305
Kodiak Oil & Gas Corp., 144A, 8.125%, 12/1/2019		25,000	25,750
Linn Energy LLC:
144A, 6.25%, 11/1/2019		110,000	107,800
144A, 6.5%, 5/15/2019		15,000	14,850
MEG Energy Corp., 144A, 6.5%, 3/15/2021		40,000	40,850
Newfield Exploration Co., 7.125%, 5/15/2018		90,000	95,287
Noble Holding International Ltd., 3.95%, 3/15/2022		50,000	50,559
Northern Oil & Gas, Inc., 144A, 8.0%, 6/1/2020		85,000	84,575
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		25,000	24,750
7.25%, 2/1/2019		40,000	41,000
Offshore Group Investments Ltd.:
11.5%, 8/1/2015		10,000	10,850
144A, 11.5%, 8/1/2015		10,000	10,850
OGX Austria GmbH, 144A, 8.375%, 4/1/2022		200,000	172,500
Peabody Energy Corp.:
144A, 6.0%, 11/15/2018		20,000	19,900
144A, 6.25%, 11/15/2021		25,000	24,750
Petroleos de Venezuela SA:
144A, 8.5%, 11/2/2017		100,000	81,250
144A, 9.0%, 11/17/2021		100,000	72,700
Petroleos Mexicanos, 144A, 5.5%, 6/27/2044 (b)		700,000	715,750
Plains All American Pipeline LP, 3.65%, 6/1/2022		100,000	102,117
Plains Exploration & Production Co.:
6.125%, 6/15/2019		40,000	40,200
6.75%, 2/1/2022		80,000	81,600
7.625%, 6/1/2018		60,000	63,750
Quicksilver Resources, Inc., 11.75%, 1/1/2016		15,000	14,606
Regency Energy Partners LP:
6.875%, 12/1/2018		35,000	36,838
9.375%, 6/1/2016		75,000	82,500
Reliance Holdings U.S.A., Inc.:
144A, 5.4%, 2/14/2022		250,000	249,985
144A, 6.25%, 10/19/2040 (b)		250,000	234,500
SandRidge Energy, Inc., 7.5%, 3/15/2021		20,000	19,750
SESI LLC:
6.375%, 5/1/2019		40,000	41,900
144A, 7.125%, 12/15/2021		115,000	125,062
Stone Energy Corp., 8.625%, 2/1/2017		25,000	25,375
Swift Energy Co., 7.875%, 3/1/2022		70,000	70,350
Venoco, Inc., 8.875%, 2/15/2019		105,000	95,550
Weatherford International Ltd., 4.5%, 4/15/2022		95,000	97,366
		Principal Amount ($)(a)	Value ($)

WPX Energy, Inc.:
5.25%, 1/15/2017		75,000	75,938
6.0%, 1/15/2022		55,000	54,725
			5,778,839
Financials 16.1%
African Development Bank, 5.75%, 1/25/2016	AUD	500,000	546,266
Ally Financial, Inc.:
5.5%, 2/15/2017		60,000	60,944
6.25%, 12/1/2017		95,000	100,065
8.0%, 3/15/2020		115,000	132,250
8.3%, 2/12/2015		135,000	147,150
Alrosa Finance SA, 144A, 7.75%, 11/3/2020		200,000	209,454
American International Group, Inc.:
3.8%, 3/22/2017		60,000	61,163
Series G, 5.6%, 10/18/2016		145,000	157,670
AmeriGas Finance LLC:
6.75%, 5/20/2020		20,000	20,400
7.0%, 5/20/2022		20,000	20,600
Antero Resources Finance Corp.:
7.25%, 8/1/2019		50,000	51,750
9.375%, 12/1/2017		30,000	33,150
Banco Bradesco SA:
144A, 4.5%, 1/12/2017		200,000	208,360
144A, 5.75%, 3/1/2022		200,000	202,500
Banco de Bogota SA, 144A, 5.0%, 1/15/2017		200,000	211,000
Banco Latinoamericano de Comercio Exterior SA, 144A, 3.75%, 4/4/2017		150,000	149,250
Bancolombia SA, 5.95%, 6/3/2021		200,000	213,500
Bank of America Corp., 5.0%, 5/13/2021		150,000	154,756
Bank of Ireland Mortgage Bank, 4.0%, 7/5/2013	EUR	750,000	915,905
Braskem America Finance Co., 144A, 7.125%, 7/22/2041 (b)		200,000	199,500
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		200,000	216,000
Case New Holland, Inc., 7.75%, 9/1/2013		45,000	47,812
CCL Finance Ltd., 144A, 9.5%, 8/15/2014		100,000	111,280
CIT Group, Inc.:
144A, 4.75%, 2/15/2015		260,000	266,175
5.0%, 5/15/2017		80,000	82,400
5.25%, 3/15/2018		90,000	92,925
144A, 7.0%, 5/2/2017		136,288	136,544
Citigroup, Inc., 5.875%, 1/30/2042		60,000	65,530
CNOOC Finance 2012 Ltd., 144A, 3.875%, 5/2/2022 (b)		200,000	206,856
Codere Finance Luxembourg SA, 144A, 9.25%, 2/15/2019		35,000	24,675
Deutsche Telekom International Finance BV, 144A, 4.875%, 3/6/2042		200,000	190,009
		Principal Amount ($)(a)	Value ($)

E*TRADE Financial Corp.:
6.75%, 6/1/2016		130,000	132,275
12.5%, 11/30/2017		50,000	57,312
Export Credit Bank of Turkey, 144A, 5.375%, 11/4/2016		250,000	258,125
Fibria Overseas Finance Ltd., 144A, 6.75%, 3/3/2021		150,000	149,700
Ford Motor Credit Co., LLC:
144A, 3.984%, 6/15/2016		145,000	149,337
7.5%, 8/1/2012		500,000	501,971
Fresenius Medical Care U.S. Finance II, Inc.:
144A, 5.625%, 7/31/2019		35,000	36,487
144A, 5.875%, 1/31/2022		30,000	31,238
Fresenius Medical Care U.S. Finance, Inc., 144A, 6.5%, 9/15/2018		20,000	21,750
General Electric Capital Corp., 5.3%, 2/11/2021		75,000	84,179
Hartford Financial Services Group, Inc., 5.125%, 4/15/2022		80,000	82,380
HCP, Inc., (REIT), 5.375%, 2/1/2021		143,000	158,130
Hellas Telecommunications Finance SCA, 144A, 8.985%**, 7/15/2015 (PIK)*	EUR	109,187	83
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		15,000	15,375
8.875%, 2/1/2018		340,000	346,800
International Lease Finance Corp.:
5.75%, 5/15/2016		20,000	20,292
6.25%, 5/15/2019		50,000	50,937
8.625%, 9/15/2015		40,000	44,200
8.625%, 1/15/2022		45,000	52,113
8.75%, 3/15/2017		180,000	202,050
Itau Unibanco Holding SA, 144A, 5.65%, 3/19/2022		200,000	200,760
JPMorgan Chase & Co., 4.35%, 8/15/2021		200,000	211,080
Level 3 Financing, Inc.:
8.125%, 7/1/2019		75,000	76,969
8.625%, 7/15/2020 (b)		50,000	52,500
Lincoln National Corp., 4.2%, 3/15/2022		60,000	59,950
MPT Operating Partnership LP (REIT):
6.375%, 2/15/2022		30,000	30,075
6.875%, 5/1/2021		50,000	52,125
Murray Street Investment Trust I, 4.647%, 3/9/2017		200,000	200,386
Neuberger Berman Group LLC:
144A, 5.625%, 3/15/2020		25,000	26,063
144A, 5.875%, 3/15/2022		45,000	47,025
NII Capital Corp., 7.625%, 4/1/2021		70,000	60,025
Nuveen Investments, Inc., 10.5%, 11/15/2015		185,000	187,775
Odebrecht Finance Ltd., 144A, 5.125%, 6/26/2022		200,000	198,060
Petrobras International Finance Co., 5.75%, 1/20/2020		200,000	218,776
		Principal Amount ($)(a)	Value ($)

Reynolds Group Issuer, Inc.:
144A, 6.875%, 2/15/2021		100,000	104,000
144A, 7.125%, 4/15/2019		100,000	104,750
Santander US Debt SA Unipersonal, 144A, 3.724%, 1/20/2015		45,000	41,855
Schaeffler Finance BV, 144A, 7.75%, 2/15/2017	EUR	100,000	131,941
Simon Property Group LP, 4.75%, 3/15/2042		100,000	100,040
Telemovil Finance Co., Ltd., 144A, 8.0%, 10/1/2017		100,000	102,497
The Goldman Sachs Group, Inc., 5.75%, 1/24/2022		160,000	168,897
Toys "R" Us Property Co. I, LLC, 10.75%, 7/15/2017		50,000	54,625
UR Merger Sub Corp.:
144A, 5.75%, 7/15/2018		60,000	62,400
144A, 7.375%, 5/15/2020		95,000	99,275
144A, 7.625%, 4/15/2022		95,000	99,512
Vale Overseas Ltd., 8.25%, 1/17/2034		250,000	319,035
Virgin Media Finance PLC, Series 1, 9.5%, 8/15/2016		125,000	139,375
Virgin Media Secured Finance PLC, 6.5%, 1/15/2018		375,000	407,812
Wells Fargo & Co., 3.5%, 3/8/2022		135,000	138,910
Xstrata Finance Canada Ltd., 144A, 4.95%, 11/15/2021		115,000	118,823
			11,445,889
Health Care 2.6%
Amgen, Inc., 3.875%, 11/15/2021		100,000	105,586
Aviv Healthcare Properties LP, 7.75%, 2/15/2019		85,000	87,550
Community Health Systems, Inc., 8.875%, 7/15/2015		24,000	24,630
Express Scripts Holding Co., 144A, 4.75%, 11/15/2021		145,000	160,454
Gilead Sciences, Inc., 5.65%, 12/1/2041		145,000	169,021
HCA Holdings, Inc., 7.75%, 5/15/2021 (b)		105,000	112,612
HCA, Inc.:
5.875%, 3/15/2022		40,000	41,800
6.5%, 2/15/2020		210,000	227,587
7.5%, 2/15/2022		155,000	168,950
7.875%, 2/15/2020		365,000	405,150
8.5%, 4/15/2019		45,000	50,400
Mylan, Inc., 144A, 7.875%, 7/15/2020		15,000	16,819
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		50,000	53,250
STHI Holding Corp., 144A, 8.0%, 3/15/2018		60,000	63,450
Tenet Healthcare Corp., 6.25%, 11/1/2018		100,000	105,750
Warner Chilcott Co., LLC, 7.75%, 9/15/2018		75,000	80,438
			1,873,447
Industrials 5.0%
Accuride Corp., 9.5%, 8/1/2018		75,000	77,250
ADT Corp., 144A, 3.5%, 7/15/2022 (c)		90,000	90,302
		Principal Amount ($)(a)	Value ($)

Air Lease Corp., 144A, 5.625%, 4/1/2017		75,000	73,875
ARAMARK Corp., 8.5%, 2/1/2015		20,000	20,475
ARAMARK Holdings Corp., 144A, 8.625%, 5/1/2016 (PIK)		20,000	20,475
Armored Autogroup, Inc., 144A, 9.5%, 11/1/2018		105,000	90,562
BE Aerospace, Inc.:
6.875%, 10/1/2020		25,000	27,625
8.5%, 7/1/2018		85,000	92,969
Belden, Inc.:
7.0%, 3/15/2017		45,000	46,350
9.25%, 6/15/2019		40,000	43,600
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		55,000	54,794
144A, 7.75%, 3/15/2020		45,000	50,063
Briggs & Stratton Corp., 6.875%, 12/15/2020		35,000	37,450
Casella Waste Systems, Inc., 7.75%, 2/15/2019		110,000	108,350
Cenveo Corp., 8.875%, 2/1/2018		85,000	76,075
Ducommun, Inc., 9.75%, 7/15/2018		65,000	68,413
DynCorp International, Inc., 10.375%, 7/1/2017		85,000	72,675
Florida East Coast Railway Corp., 8.125%, 2/1/2017		40,000	41,800
FTI Consulting, Inc., 6.75%, 10/1/2020		145,000	152,975
Garda World Security Corp., 144A, 9.75%, 3/15/2017		60,000	63,450
H&E Equipment Services, Inc., 8.375%, 7/15/2016		110,000	113,437
Huntington Ingalls Industries, Inc.:
6.875%, 3/15/2018		50,000	52,125
7.125%, 3/15/2021		10,000	10,450
Interline Brands, Inc., 7.0%, 11/15/2018		50,000	52,000
JSC Georgian Railway, 144A, 7.75%, 7/11/2022 (c)		200,000	199,602
Kansas City Southern de Mexico SA de CV, 8.0%, 2/1/2018		105,000	116,949
Masco Corp., 7.125%, 3/15/2020		145,000	159,987
Meritor, Inc.:
8.125%, 9/15/2015		55,000	57,956
10.625%, 3/15/2018 (b)		60,000	63,750
Navios Maritime Holdings, Inc.:
8.125%, 2/15/2019		135,000	115,425
144A, 8.875%, 11/1/2017 (c)		35,000	35,085
Nortek, Inc., 8.5%, 4/15/2021		125,000	122,187
Owens Corning, Inc., 9.0%, 6/15/2019		167,000	208,224
Ply Gem Industries, Inc., 13.125%, 7/15/2014		30,000	30,375
RBS Global, Inc. & Rexnord Corp., 8.5%, 5/1/2018		120,000	130,200
Sitel LLC, 11.5%, 4/1/2018		95,000	67,688
Spirit AeroSystems, Inc., 6.75%, 12/15/2020		75,000	81,750
Titan International, Inc., 7.875%, 10/1/2017		160,000	164,800
		Principal Amount ($)(a)	Value ($)

TransDigm, Inc., 7.75%, 12/15/2018		65,000	71,337
Transnet SOC Ltd., 144A, 4.5%, 2/10/2016		200,000	208,508
Urbi, Desarrollos Urbanos SAB de CV, 144A, 9.75%, 2/3/2022		200,000	211,000
			3,582,363
Information Technology 2.3%
Aspect Software, Inc., 10.625%, 5/15/2017		60,000	63,600
Avaya, Inc., 144A, 7.0%, 4/1/2019		145,000	134,487
CDW LLC, 8.5%, 4/1/2019		45,000	47,925
CommScope, Inc., 144A, 8.25%, 1/15/2019		85,000	89,888
Corning, Inc., 4.75%, 3/15/2042		130,000	136,226
eAccess Ltd., 144A, 8.25%, 4/1/2018		60,000	54,600
Equinix, Inc.:
7.0%, 7/15/2021		40,000	44,000
8.125%, 3/1/2018		140,000	155,050
Fidelity National Information Services, Inc.:
144A, 5.0%, 3/15/2022		15,000	15,263
7.625%, 7/15/2017		20,000	22,050
144A, 7.625%, 7/15/2017		10,000	10,975
First Data Corp.:
144A, 7.375%, 6/15/2019		45,000	45,900
144A, 8.875%, 8/15/2020		85,000	92,012
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		190,000	203,300
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		40,000	42,500
7.625%, 6/15/2021		40,000	43,500
Jabil Circuit, Inc., 7.75%, 7/15/2016		30,000	34,200
MasTec, Inc., 7.625%, 2/1/2017		65,000	67,438
Sanmina-SCI Corp., 144A, 7.0%, 5/15/2019		45,000	43,650
Seagate HDD Cayman, 7.0%, 11/1/2021		10,000	10,775
Sensata Technologies BV, 144A, 6.5%, 5/15/2019		50,000	51,625
SunGard Data Systems, Inc., 10.25%, 8/15/2015		215,000	220,912
ViaSat, Inc., 144A, 6.875%, 6/15/2020		10,000	10,100
			1,639,976
Materials 6.7%
Aleris International, Inc., 7.625%, 2/15/2018		40,000	40,600
APERAM, 144A, 7.375%, 4/1/2016		150,000	129,000
Appleton Papers, Inc., 11.25%, 12/15/2015		25,000	26,688
ArcelorMittal, 4.5%, 2/25/2017		140,000	137,859
Ball Corp.:
7.125%, 9/1/2016		30,000	32,663
7.375%, 9/1/2019		25,000	27,625
Beverage Packaging Holdings Luxembourg II SA, 144A, 8.0%, 12/15/2016	EUR	70,000	83,270
		Principal Amount ($)(a)	Value ($)

BWAY Parent Co., Inc., 10.125%, 11/1/2015 (PIK)		46,952	47,656
Celulosa Arauco y Constitucion SA, 144A, 4.75%, 1/11/2022		200,000	204,456
China Oriental Group Co., Ltd.:
144A, 7.0%, 11/17/2017		100,000	76,250
144A, 8.0%, 8/18/2015		100,000	87,500
Clearwater Paper Corp., 7.125%, 11/1/2018		65,000	68,575
Clondalkin Acquisition BV, 144A, 2.468%**, 12/15/2013		75,000	66,750
Corp Nacional del Cobre de Chile, 144A, 3.875%, 11/3/2021		200,000	210,377
Crown Americas LLC:
6.25%, 2/1/2021		10,000	10,925
7.625%, 5/15/2017		30,000	32,400
CSN Resources SA, 144A, 6.5%, 7/21/2020		100,000	108,330
Essar Steel Algoma, Inc.:
144A, 9.375%, 3/15/2015		240,000	231,600
144A, 9.875%, 6/15/2015		85,000	72,037
Evraz Group SA, 144A, 7.4%, 4/24/2017		200,000	196,036
Exopack Holding Corp., 10.0%, 6/1/2018		40,000	40,100
FMG Resources (August 2006) Pty Ltd.:
144A, 6.0%, 4/1/2017		55,000	55,275
144A, 6.875%, 4/1/2022		40,000	40,300
144A, 7.0%, 11/1/2015		25,000	25,500
144A, 8.25%, 11/1/2019		90,000	95,400
GEO Specialty Chemicals, Inc.:
144A, 7.5%, 3/31/2015 (PIK)		120,175	111,150
10.0%, 3/31/2015		119,040	117,290
Graphic Packaging International, Inc.:
7.875%, 10/1/2018		10,000	11,000
9.5%, 6/15/2017		130,000	143,000
Greif, Inc., 7.75%, 8/1/2019		195,000	222,300
Huntsman International LLC:
8.625%, 3/15/2020		60,000	67,350
8.625%, 3/15/2021		25,000	28,188
International Paper Co., 7.95%, 6/15/2018		145,000	182,719
JMC Steel Group, 144A, 8.25%, 3/15/2018		60,000	59,550
Kaiser Aluminum Corp., 144A, 8.25%, 6/1/2020		40,000	40,800
Kraton Polymers LLC, 6.75%, 3/1/2019		35,000	36,487
Longview Fibre Paper & Packaging, Inc., 144A, 8.0%, 6/1/2016 (b)		60,000	60,000
LyondellBasell Industries NV, 144A, 6.0%, 11/15/2021		15,000	16,463
Molycorp, Inc., 144A, 10.0%, 6/1/2020		65,000	64,350
Novelis, Inc.:
8.375%, 12/15/2017		160,000	171,200
8.75%, 12/15/2020		110,000	118,525
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		110,000	122,650
		Principal Amount ($)(a)	Value ($)

Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		90,000	94,500
Polymer Group, Inc., 7.75%, 2/1/2019		55,000	58,094
Quadra FNX Mining Ltd., 144A, 7.75%, 6/15/2019		115,000	120,175
Rain CII Carbon LLC, 144A, 8.0%, 12/1/2018		45,000	45,450
Sealed Air Corp.:
144A, 8.125%, 9/15/2019		30,000	33,450
144A, 8.375%, 9/15/2021		30,000	33,900
United States Steel Corp., 7.375%, 4/1/2020 (b)		80,000	77,200
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		145,000	150,800
Volcan Cia Minera SAA, 144A, 5.375%, 2/2/2022		300,000	312,000
Vulcan Materials Co., 6.5%, 12/1/2016		105,000	110,512
Wolverine Tube, Inc., 6.0%, 6/28/2014		17,539	16,462
			4,772,737
Telecommunication Services 5.9%
CC Holdings GS V, LLC, 144A, 7.75%, 5/1/2017		205,000	222,169
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		55,000	57,200
8.375%, 10/15/2020		180,000	183,600
8.75%, 3/15/2018		170,000	163,625
CPI International, Inc., 8.0%, 2/15/2018		45,000	40,556
Cricket Communications, Inc.:
7.75%, 10/15/2020		310,000	296,050
10.0%, 7/15/2015		100,000	103,000
Crown Castle International Corp., 9.0%, 1/15/2015		195,000	212,794
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		100,000	104,500
Digicel Ltd., 144A, 8.25%, 9/1/2017		300,000	305,250
ERC Ireland Preferred Equity Ltd., 144A, 7.69%**, 2/15/2017 (PIK)*	EUR	88,319	34
Frontier Communications Corp.:
7.875%, 4/15/2015		7,000	7,700
8.25%, 4/15/2017 (b)		70,000	75,250
8.5%, 4/15/2020		90,000	95,400
8.75%, 4/15/2022		10,000	10,500
Intelsat Jackson Holdings SA:
7.25%, 10/15/2020		120,000	126,300
7.5%, 4/1/2021		150,000	158,625
8.5%, 11/1/2019		100,000	110,750
Intelsat Luxembourg SA:
11.25%, 2/4/2017		145,000	149,350
11.5%, 2/4/2017 (PIK)		304,218	314,105
144A, 11.5%, 2/4/2017 (PIK)		80,000	82,600
iPCS, Inc., 2.591%**, 5/1/2013		35,000	34,563
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		90,000	88,650
7.875%, 9/1/2018 (b)		75,000	77,812
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015		85,000	85,106
		Principal Amount ($)(a)	Value ($)

Qwest Communications International, Inc.:
7.125%, 4/1/2018		55,000	58,025
8.0%, 10/1/2015		60,000	63,228
SBA Telecommunications, Inc.:
8.0%, 8/15/2016		23,000	24,495
8.25%, 8/15/2019		16,000	17,520
Sprint Nextel Corp.:
6.0%, 12/1/2016		240,000	229,800
8.375%, 8/15/2017		55,000	56,375
144A, 9.125%, 3/1/2017		50,000	52,500
Syniverse Holdings, Inc., 9.125%, 1/15/2019		25,000	27,125
Telesat Canada, 144A, 6.0%, 5/15/2017		40,000	40,700
West Corp.:
7.875%, 1/15/2019		30,000	31,350
8.625%, 10/1/2018		15,000	15,900
Windstream Corp.:
7.0%, 3/15/2019		60,000	61,500
7.5%, 4/1/2023		60,000	61,500
7.75%, 10/15/2020		35,000	37,100
7.875%, 11/1/2017		205,000	223,450
8.125%, 9/1/2018		70,000	75,250
Zayo Group LLC, 144A, 8.125%, 1/1/2020		15,000	15,675
			4,196,982
Utilities 2.4%
AES Corp.:
8.0%, 10/15/2017		10,000	11,375
8.0%, 6/1/2020		175,000	200,812
Calpine Corp.:
144A, 7.5%, 2/15/2021		80,000	86,400
144A, 7.875%, 7/31/2020		60,000	66,150
Centrais Eletricas Brasileiras SA, 144A, 5.75%, 10/27/2021		200,000	218,600
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024 (b)		205,000	97,888
IPALCO Enterprises, Inc., 5.0%, 5/1/2018		145,000	146,812
Korea Gas Corp., 144A, 6.25%, 1/20/2042		200,000	239,565
NRG Energy, Inc.:
7.375%, 1/15/2017 (b)		90,000	93,600
7.625%, 1/15/2018		35,000	36,225
8.25%, 9/1/2020		15,000	15,525
Oncor Electric Delivery Co., LLC, 144A, 4.1%, 6/1/2022		160,000	163,128
Texas Competitive Electric Holdings Co., LLC, Series A, 10.25%, 11/1/2015		50,000	12,874
Toledo Edison Co., 7.25%, 5/1/2020		230,000	294,730
			1,683,684
Total Corporate Bonds (Cost $41,840,308)			43,036,388

		Principal Amount ($)(a)	Value ($)

Mortgage-Backed Securities Pass-Throughs 1.5%
Government National Mortgage Association, 3.0%, 1/1/2042 (c) (Cost $1,035,273)		1,000,000	1,035,781

Asset-Backed 1.2%
Home Equity Loans 0.5%
CIT Group Home Equity Loan Trust, "AF6", Series 2002-1, 6.2%, 2/25/2030		82,665	82,427
Citifinancial Mortgage Securities, Inc., "AFS", Series 2003-4, 5.326%, 10/25/2033		190,000	191,821
Countrywide Home Equity Loan Trust, "2A", Series 2006-I, 0.382%**, 1/15/2037		160,346	119,255
			393,503
Miscellaneous 0.7%
Arch Bay Asset-Backed Securities, "M", Series 2010-2, 144A, 5.0%, 4/25/2057		497,815	494,684
Total Asset-Backed (Cost $862,101)			888,187

Commercial Mortgage-Backed Securities 2.9%
Banc of America Large Loan, Inc., "HLTN", Series 2010-HLTN, 144A, 1.992%**, 11/15/2015		561,407	531,942
CS First Boston Mortgage Securities Corp., "H", Series 2002-CKP1, 144A, 7.546%**, 12/15/2035		290,000	289,371
Greenwich Capital Commercial Funding Corp., "AM", Series 2007-GG11, 5.867%, 12/10/2049		290,000	284,440
JPMorgan Chase Commercial Mortgage Securities Corp., "A4", Series 2006-LDP7, 6.064%**, 4/15/2045		140,000	159,763
LB-UBS Commercial Mortgage Trust:
"A3", Series 2006-C7, 5.347%, 11/15/2038		440,000	495,360
"E", Series 2005-C2, 5.498%**, 4/15/2040		300,000	120,262
Wachovia Bank Commercial Mortgage Trust, "A4", Series 2005-C22, 5.441%**, 12/15/2044		140,000	155,386
Total Commercial Mortgage-Backed Securities (Cost $2,085,123)			2,036,524

Collateralized Mortgage Obligations 4.0%
Banc of America Mortgage Securities, "2A2", Series 2004-A, 2.966%**, 2/25/2034		152,192	140,427
Bear Stearns Adjustable Rate Mortgage Trust, "2A1", Series 2005-11, 3.34%**, 12/25/2035		207,145	198,839
		Principal Amount ($)(a)	Value ($)

Countrywide Home Loans:
"A16", Series 2005-21, 5.0%, 10/25/2035		82,841	82,723
"2A5", Series 2004-13, 5.75%, 8/25/2034		150,108	138,281
Federal Home Loan Mortgage Corp.:
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025		1,947,689	183,967
"JI", Series 3558, Interest Only, 4.5%, 12/15/2023		174,678	10,181
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		584,924	82,511
Federal National Mortgage Association:
"BI", Series 2010-13, Interest Only, 5.0%, 12/25/2038		300,963	39,032
"JS", Series 2004-59, Interest Only, 6.855%**, 4/25/2023		697,119	29,727
Government National Mortgage Association:
"XA", Series 2009-118, 5.0%, 12/20/2039		60,805	60,818
"ID", Series 2003-79, Interest Only, 5.5%, 12/20/2031		116,753	3,798
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		1,012,993	150,216
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		991,468	145,480
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		781,554	124,548
JPMorgan Mortgage Trust, "2A1", Series 2006-A2, 5.435%**, 4/25/2036		424,506	335,912
Merrill Lynch Mortgage Investors Trust, "2A", Series 2003-A6, 2.781%**, 10/25/2033		108,437	100,347
Morgan Stanley Mortgage Loan Trust, "5A5", Series 2005-4, 5.5%, 8/25/2035		78,426	78,281
Vericrest Opportunity Loan Transferee:
"A2", Series 2012-NL1A, 144A, 8.112%, 3/25/2049		150,000	150,888
"A2", Series 2011-NL1A, 144A, 9.077%, 12/26/2050		300,000	301,992
Washington Mutual Mortgage Pass-Through Certificates Trust, "1A1", Series 2005-AR12, 2.451%**, 10/25/2035		55,592	53,229
Wells Fargo Mortgage-Backed Securities Trust:
"2A3",Series 2004-EE, 2.623%**, 12/25/2034		191,030	182,625
"A3", Series 2005-4, 5.0%, 4/25/2035		25,083	25,062
"B1", Series 2004-1, 5.5%, 2/25/2034		234,203	218,422
Total Collateralized Mortgage Obligations (Cost $2,815,810)			2,837,306
		Principal Amount ($)(a)	Value ($)

Government & Agency Obligations 15.3%
Other Government Related (d) 0.6%
JPMorgan Chase & Co., Series 3, FDIC Guaranteed, 0.712%**, 12/26/2012		232,000	232,646
Penerbangan Malaysia Bhd., 144A, 5.625%, 3/15/2016		200,000	223,198
			455,844
Sovereign Bonds 7.8%
Dominican Republic, 144A, 7.5%, 5/6/2021		100,000	106,500
Federative Republic of Brazil, 12.5%, 1/5/2016	BRL	250,000	151,388
Government of Canada, 0.75%, 5/1/2014	CAD	1,400,000	1,368,221
Republic of Argentina, 7.0%, 10/3/2015		100,000	75,669
Republic of Argentina-Inflation Linked Bond, 5.83%, 12/31/2033	ARS	464	97
Republic of Belarus, REG S, 8.75%, 8/3/2015		145,000	141,738
Republic of Colombia, 4.375%, 7/12/2021		300,000	336,900
Republic of Croatia, 144A, 6.25%, 4/27/2017		400,000	398,923
Republic of Hungary, 4.75%, 2/3/2015		100,000	96,000
Republic of Indonesia, 144A, 5.25%, 1/17/2042		250,000	261,562
Republic of Latvia, 144A, 5.25%, 2/22/2017		200,000	206,500
Republic of Lithuania, 144A, 6.125%, 3/9/2021		200,000	220,000
Republic of Peru, 5.625%, 11/18/2050		100,000	121,250
Republic of Poland, 5.0%, 3/23/2022		100,000	109,150
Republic of Serbia, REG S, 6.75%, 11/1/2024		166,667	160,000
Republic of South Africa, 4.665%, 1/17/2024		250,000	270,625
Republic of Turkey:
6.0%, 1/14/2041		200,000	210,500
6.25%, 9/26/2022		200,000	226,500
Republic of Uruguay, 7.625%, 3/21/2036		60,000	86,400
Republic of Venezuela, 7.65%, 4/21/2025		580,000	400,200
Russian Federation, 144A, 3.25%, 4/4/2017		200,000	201,248
United Mexican States, 4.75%, 3/8/2044		200,000	215,500
Vnesheconombank, 144A, 6.025%, 7/5/2022 (c)		200,000	199,502
			5,564,373
U.S. Treasury Obligations 6.9%
U.S. Treasury Bills:
0.13%***, 9/6/2012 (e)		339,000	338,958
0.13%***, 9/6/2012 (e)		191,000	190,976
U.S. Treasury Notes:
0.75%, 6/15/2014		500,000	504,141
0.875%, 12/31/2016		500,000	504,492
1.5%, 7/31/2016		1,875,000	1,942,530
2.0%, 11/15/2021		1,299,300	1,347,110
		Principal Amount ($)(a)	Value ($)

2.0%, 2/15/2022		50,000	51,684
			4,879,891
Total Government & Agency Obligations (Cost $10,636,621)			10,900,108

Loan Participations and Assignments 4.0%
Senior Loans** 2.3%
Buffets, Inc., Letter of Credit, First Lien, LIBOR plus 9.25%, 4/22/2015*		12,939	6,017
Charter Communications Operating LLC, Term Loan C, 3.5%, 9/6/2016		158,571	157,800
Clear Channel Communication, Inc., Term Loan B, 3.895%, 1/28/2016		45,318	36,321
Cumulus Media Holdings, Inc., Second Lien Term Loan, 7.5%, 9/16/2019		50,000	50,532
Dunkin' Brands, Inc., New Term Loan B2, 4.0%, 11/23/2017		68,244	67,490
First Data Corp., Term Loan B, LIBOR plus 4.0%, 3/23/2018		450,000	414,029
Kabel Deutschland GmbH, Term Loan F, 4.25%, 2/1/2019		385,000	383,196
Tomkins LLC, New Term Loan B, 4.25%, 9/29/2016		448,967	449,584
Tribune Co., Term Loan B, LIBOR plus 3.0%, 6/4/2014*		88,875	59,213
			1,624,182
Sovereign Loans 1.7%
Bank of Moscow, 144A, 6.699%, 3/11/2015		250,000	258,750
OAO Novatek, 144A, 5.326%, 2/3/2016		200,000	208,024
Russian Railways, 5.739%, 4/3/2017		145,000	154,777
Vimpel Communications, 144A, 7.748%, 2/2/2021		200,000	193,148
Vnesheconombank, 144A, 5.375%, 2/13/2017		200,000	206,968
VTB Bank OJSC, 144A, 6.0%, 4/12/2017		200,000	203,000
			1,224,667
Total Loan Participations and Assignments (Cost $2,869,352)			2,848,849

Municipal Bonds and Notes 1.4%
Chicago, IL, Airport Revenue, O'Hare International Airport, Series B, 6.0%, 1/1/2041		145,000	170,012
Massachusetts, State School Building Authority, Sales Tax Revenue, Qualified School Construction Bond, Series A, 4.885%, 7/15/2028		300,000	350,271
Orlando & Orange County, FL, Expressway Authority Revenue, Series C, 5.0%, 7/1/2040		145,000	157,487
Port Authority of New York & New Jersey, 4.926%, 10/1/2051		260,000	289,377
Total Municipal Bonds and Notes (Cost $851,808)			967,147
		Principal Amount ($)(a)	Value ($)

Convertible Bonds 0.2%
Consumer Discretionary
Group 1 Automotive, Inc., 3.0%, 3/15/2020		65,000	89,537
Sonic Automotive, Inc., 5.0%, 10/1/2029		25,000	32,563
Total Convertible Bonds (Cost $90,036)			122,100

Preferred Securities 0.3%
Financials 0.2%
USB Capital XIII Trust, 6.625%, 12/15/2039		145,000	146,185
Materials 0.1%
Hercules, Inc., 6.5%, 6/30/2029		95,000	77,900
Total Preferred Securities (Cost $202,422)			224,085

	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (f) (Cost $4,000)	4	3,870

	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Buffets Restaurants Holdings, Inc.*	2,318	0
Postmedia Network Canada Corp.*	1,248	968
Trump Entertainment Resorts, Inc.*	6	0
Vertis Holdings, Inc.*	63	1
		969
Industrials 0.0%
Congoleum Corp.*	2,500	0
Quad Graphics, Inc.	6	87
		87
Materials 0.0%
GEO Specialty Chemicals, Inc.*	2,058	0
Wolverine Tube, Inc.*	778	19,053
		19,053
Total Common Stocks (Cost $53,987)		20,109

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	159	27
Materials 0.0%
Hercules Trust II, Expiration Date 3/31/2029*	85	680
Total Warrants (Cost $17,432)		707

Exchange-Traded Fund 0.1%
SPDR Barclays Capital Convertible Securities (Cost $51,564)	1,300	48,828

	Contracts	Value ($)

Call Options Purchased 0.3%
Options on Exchange-Traded Futures Contracts 0.0%
10 Year U.S. Treasury Note Future, Expiration Date 8/24/2012, Strike Price $134.0	5	3,594

	Contract Amount	Value ($)

Options on Interest Rate Swap Contracts 0.3%
Fixed Rate — 3.583% - Floating — LIBOR, Swap Expiration Date 5/11/2026, Option Expiration Date 5/9/2016	1,400,000	49,814
Fixed Rate — 3.635% - Floating — LIBOR, Swap Expiration Date 4/27/2026, Option Expiration Date 4/25/2016	1,300,000	44,254
Fixed Rate — 3.72% - Floating — LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/2016	1,300,000	41,809
Fixed Rate — 4.19% - Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017	1,500,000	45,293
Fixed Rate — 4.32% - Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017	1,400,000	39,369
		220,539
Total Call Options Purchased (Cost $326,882)		224,133

	Contracts	Value ($)

Put Options Purchased 0.2%
Options on Exchange-Traded Futures Contracts 0.0%
10 Year U.S. Treasury Note Future, Expiration Date 8/24/2012, Strike Price $133.0	10	8,437

	Contract Amount	Value ($)

Options on Interest Rate Swap Contracts 0.2%
Fixed Rate — 2.19% - Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017	1,500,000	53,801
Fixed Rate — 2.32% - Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017	1,400,000	56,554
		110,355
Total Put Options Purchased (Cost $107,970)		118,792

	Shares	Value ($)

Securities Lending Collateral 4.1%
Daily Assets Fund Institutional, 0.24% (g) (h) (Cost $2,947,696)	2,947,696	2,947,696

Cash Equivalents 9.7%
Central Cash Management Fund, 0.14% (g) (Cost $6,871,227)	6,871,227	6,871,227

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $73,669,612)+	105.7	75,131,837
Other Assets and Liabilities, Net	(5.7)	(4,020,154)
Net Assets	100.0	71,111,683

The following table represents bonds and senior loans that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Buffets, Inc.*	LIBOR plus 9.25%	4/22/2015	12,939	USD	12,456	6,017
ERC Ireland Preferred Equity Ltd.*	7.69%	2/15/2017	88,319	EUR	120,275	34
Fontainebleau Las Vegas Holdings LLC*	11.0%	6/15/2015	65,000	USD	65,225	41
Hellas Telecommunications Finance SCA*	8.985%	7/15/2015	109,187	EUR	32,169	83
Tribune Co.*	LIBOR plus 3.0%	6/4/2014	88,875	USD	88,819	59,213
					318,944	65,388

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of June 30, 2012.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $73,843,359. At June 30, 2012, net unrealized appreciation for all securities based on tax cost was $1,288,478. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,715,781 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,427,303.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2012 amounted to $2,850,190, which is 4.0% of net assets.

(c) When-issued or delayed delivery security included.

(d) Government-backed debt issued by financial companies or government-sponsored enterprises.

(e) At June 30, 2012, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
AOT Bedding Super Holdings LLC*	June 2010	4,000	3,870	0.01

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FDIC: Federal Deposit Insurance Corp.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SPDR: Standard & Poor's Depositary Receipt

At June 30, 2012, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	9/17/2012	5	642,030	(118)
10 Year Canadian Government Bond	CAD	9/19/2012	16	2,175,818	2,276
10 Year Japanese Government Bond	JPY	9/10/2012	1	1,797,586	2,237
Federal Republic of Germany Euro-Bund	EUR	9/6/2012	40	7,132,354	(19,861)
Federal Republic of Germany Euro-Schatz	EUR	9/6/2012	22	3,076,289	(6,879)
United Kingdom Long Gilt Bond	GBP	9/26/2012	16	2,984,708	(6,764)
Total net unrealized depreciation					(29,109)

At June 30, 2012, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	9/19/2012	6	815,932	(3,120)
10 Year U.S. Treasury Note	USD	9/19/2012	103	13,737,625	(9,053)
2 Year U.S. Treasury Note	USD	9/28/2012	57	12,550,688	8,660
United Kingdom Long Gilt Bond	GBP	9/26/2012	2	373,089	(551)
Total net unrealized depreciation					(4,064)

At June 30, 2012, open written option contracts were as follows:
Options on Exchange-Traded Futures Contracts	Contract Amount	Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (i)
Call Options 10 Year U.S. Treasury Note Future	5	8/24/2012	136.0	614	(938)
Put Options 10 Year U.S. Treasury Note Future	20	8/24/2012	131.0	8,394	(5,625)
Total				9,008	(6,563)

(i) Unrealized appreciation on written options on exchange-traded futures contracts at June 30, 2012 was $2,445.
Options on Interest Rate Swap Contracts	Swap Effective/ Expiration Date	Contract Amount	Option Expiration Date	Premiums Received ($)	Value ($) (j)
Call Options Fixed — 3.19% - Floating — LIBOR	2/3/2017 2/3/2027	700,000	2/1/2017	50,400	(37,309)
Fixed — 3.32% - Floating — LIBOR	2/3/2017 2/3/2027	700,000	2/1/2017	50,631	(34,613)
Fixed — 4.083% - Floating — LIBOR	5/11/2016 5/11/2026	1,400,000	5/9/2016	47,600	(36,666)
Fixed — 4.135% - Floating — LIBOR	4/27/2016 4/27/2026	1,300,000	4/25/2016	48,100	(32,545)
Fixed — 4.22% - Floating — LIBOR	4/22/2016 4/22/2026	1,300,000	4/20/2016	46,345	(30,789)
Total Call Options				243,076	(171,922)
Put Options Fixed — 1.9% - Floating — LIBOR	4/24/2013 4/24/2023	1,300,000	4/22/2013	17,810	(29,584)
Fixed — 2.07% - Floating — LIBOR	5/10/2013 5/10/2043	1,400,000	5/8/2013	22,400	(36,428)
Fixed — 2.09% - Floating — LIBOR	4/25/2013 4/25/2043	1,300,000	4/23/2013	24,440	(33,847)
Fixed — 3.19% - Floating — LIBOR	2/3/2017 2/3/2027	700,000	2/1/2017	50,400	(55,455)
Fixed — 3.32% - Floating — LIBOR	2/3/2017 2/3/2027	700,000	2/1/2017	50,631	(60,371)
Total Put Options				165,681	(215,685)
Total				408,757	(387,607)

(j) Unrealized appreciation on written options on interest rate swap contracts at June 30, 2012 was $21,150.

At June 30, 2012, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (l)		Fixed Cash Flows Received	Underlying Debt Obligation/Quality Rating (k)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
9/21/2009 12/20/2014	290,000	1	1.0%	Berkshire Hathaway Finance Corp., 4.625%, 10/15/2013, AA+	821	(7,340)	8,161
12/20/2011 3/20/2017	60,000	2	5.0%	CIT Group, Inc., 5.50%, 2/15/2019, BB-	3,899	2,388	1,511
6/21/2010 9/20/2013	70,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BB+	3,562	858	2,704
6/21/2010 9/20/2015	90,000	4	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BB+	8,105	(1,605)	9,710
12/20/2010 3/20/2016	290,000	5	1.0%	Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/2022, BBB	(5,484)	(100)	(5,384)
3/21/2011 6/20/2016	120,000	1	5.0%	HCA, Inc., 6.375%, 1/15/2015, B-	4,142	3,568	574
Total net unrealized appreciation							17,276

(k) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

(l) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

At June 30, 2012, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
4/13/2012 4/13/2016	1,500,000	6	Floating — LIBOR	Fixed — 1.22%	29,181	—	29,181
10/1/2012 10/1/2021	2,000,000	7	Fixed — 2.375%	Floating — LIBOR	(110,095)	528	(110,623)
10/1/2012 10/1/2042	1,200,000	7	Floating — LIBOR	Fixed — 2.96%	108,330	—	108,330
Total net unrealized appreciation							26,888

Counterparties:

1 JPMorgan Chase Securities, Inc.

2 Credit Suisse

3 Citigroup, Inc.

4 Bank of America, N.A.

5 Morgan Stanley

6 BNP Paribas

7 The Goldman Sachs & Co.

At June 30, 2012, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	746,569	EUR	600,000	7/6/2012	13,528	Bank of America
EUR	750,000	USD	981,644	7/11/2012	31,485	UBS AG
USD	1,262,122	NZD	1,600,000	7/16/2012	20,930	Bank of America
CHF	1,561,264	EUR	1,300,000	7/16/2012	479	Bank of America
USD	1,759,415	EUR	1,400,000	7/23/2012	14,384	UBS AG
EUR	1,400,000	USD	1,775,838	7/23/2012	2,039	Bank of America
USD	677,416	NZD	850,000	7/25/2012	1,812	UBS AG
USD	375,413	AUD	370,000	7/25/2012	2,356	UBS AG
NOK	410,000	USD	69,236	7/25/2012	376	UBS AG
CHF	250,000	USD	263,897	7/25/2012	348	UBS AG
GBP	290,000	USD	455,242	7/25/2012	1,087	UBS AG
USD	999,131	EUR	800,000	7/27/2012	14,500	Bank of America
USD	1,390,021	BRL	2,900,000	7/30/2012	45,031	BNP Paribas
USD	712,973	TRY	1,300,000	8/2/2012	1,120	UBS AG
Total unrealized appreciation					149,475

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	600,000	USD	752,295	7/6/2012	(7,803)	UBS AG
AUD	515,000	USD	525,094	7/11/2012	(1,738)	Morgan Stanley
NZD	1,600,000	USD	1,236,904	7/16/2012	(46,147)	BNP Paribas
SEK	670,000	USD	95,925	7/25/2012	(839)	UBS AG
CAD	60,000	USD	58,728	7/25/2012	(172)	UBS AG
JPY	19,130,000	USD	239,086	7/25/2012	(321)	UBS AG
EUR	450,000	USD	569,580	7/25/2012	(11)	UBS AG
BRL	2,900,000	USD	1,381,281	7/30/2012	(53,770)	Nomura International PLC
USD	1,388,780	JPY	110,000,000	8/2/2012	(10,084)	Nomura International PLC
JPY	110,000,000	USD	1,373,952	8/2/2012	(4,744)	Nomura International PLC
EUR	1,500	USD	1,867	8/2/2012	(32)	JPMorgan Chase Securities, Inc.
EUR	327,700	USD	413,084	8/2/2012	(1,731)	Citigroup, Inc.
EUR	800,000	USD	1,012,797	8/2/2012	(883)	UBS AG
USD	671,286	MXN	9,000,000	8/3/2012	(2,300)	Bank of America
Total unrealized depreciation					(130,575)

Currency Abbreviations
ARS Argentine Peso
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
JPY Japanese Yen
MXN Mexican Peso
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
TRY Turkish Lira
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written option contracts please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (m)
Corporate Bonds	$—	$42,791,486	$244,902	$43,036,388
Mortgage-Backed Securities Pass-Throughs	—	1,035,781	—	1,035,781
Asset-Backed	—	888,187	—	888,187
Commercial Mortgage-Backed Securities	—	2,036,524	—	2,036,524
Collateralized Mortgage Obligations	—	2,837,306	—	2,837,306
Government & Agency Obligations	—	10,900,108	—	10,900,108
Loan Participations and Assignments	—	2,848,849	—	2,848,849
Municipal Bonds and Notes	—	967,147	—	967,147
Convertible Bonds	—	122,100	—	122,100
Preferred Securities	—	224,085	—	224,085
Other Investments	—	—	3,870	3,870
Common Stocks (m)	1,055	—	19,054	20,109
Warrants (m)	—	—	707	707
Exchange-Traded Fund	48,828	—	—	48,828
Short-Term Investments (m)	9,818,923	—	—	9,818,923
Derivatives (n)	25,204	640,540	—	665,744
Total	$9,894,010	$65,292,113	$268,533	$75,454,656
Liabilities
Derivatives (n)	$(52,909)	$(634,189)	$—	$(687,098)
Total	$(52,909)	$(634,189)	$—	$(687,098)

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended June 30, 2012.

(m) See Investment Portfolio for additional detailed categorizations.

(n) Derivatives include value of options purchased, written options, at value, and unrealized appreciation (depreciation) on futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2012 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $63,850,689) — including $2,850,190 of securities loaned	$65,312,914
Investment in Daily Assets Fund Institutional (cost $2,947,696)*	2,947,696
Investment in Central Cash Management Fund (cost $6,871,227)	6,871,227
Total investments in securities, at value (cost $73,669,612)	75,131,837
Cash	40,776
Foreign currency, at value (cost $228,937)	231,042
Deposit with broker for futures contracts	126,961
Receivable for investments sold	267,959
Receivable for investments sold — when-issued/delayed delivery securities	1,039,625
Interest receivable	1,006,474
Receivable for variation margin on futures contracts	42,056
Unrealized appreciation on swap contracts	160,171
Unrealized appreciation on forward foreign currency exchange contracts	149,475
Upfront payments paid on swap contracts	7,342
Total assets	78,203,718
Liabilities
Payable upon return of securities loaned	2,947,696
Payable for investments purchased	686,217
Payable for investments purchased — when-issued/delayed delivery securities	2,665,455
Payable for Fund shares redeemed	66,016
Options written, at value (premium received $417,765)	394,170
Unrealized depreciation on swap contracts	116,007
Unrealized depreciation on forward foreign currency exchange contracts	130,575
Upfront payments received on swap contracts	9,045
Accrued management fee	19,558
Other accrued expenses and payables	57,296
Total liabilities	7,092,035
Net assets, at value	$71,111,683
Net Assets Consist of
Undistributed net investment income	$1,307,243
Net unrealized appreciation (depreciation) on: Investments	1,462,225
Swap contracts	44,164
Futures	(33,173)
Foreign currency	29,890
Written options	23,595
Accumulated net realized gain (loss)	1,126,182
Paid-in-capital	67,151,557
Net assets, at value	$71,111,683
Class A Net Asset Value, offering and redemption price per share ($71,111,683 ÷ 6,034,255 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.78

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2012 (Unaudited)
Investment Income
Income: Interest	$2,016,791
Dividends	989
Income distributions — Central Cash Management Fund	2,967
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	5,874
Total income	2,026,621
Expenses: Management fee	192,668
Administration fee	35,031
Services to shareholders	522
Custodian fee	32,271
Audit and tax fees	32,913
Legal fees	7,316
Reports to shareholders	16,983
Trustees' fees and expenses	2,565
Interest expense	2,145
Other	22,206
Total expenses before expense reductions	344,620
Expense reductions	(69,139)
Total expenses after expense reductions	275,481
Net investment income (loss)	1,751,140
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	663,996
Swap contracts	(45,742)
Futures	283,931
Written options	8,794
Foreign currency	384,773
1,295,752
Change in net unrealized appreciation (depreciation) on: Investments	1,295,051
Swap contracts	(13,159)
Futures	(60,690)
Written options	19,262
Foreign currency	(389,525)
850,939
Net gain (loss)	2,146,691
Net increase (decrease) in net assets resulting from operations	$3,897,831

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations: Net investment income	$1,751,140	$3,881,224
Operations: Net investment income	$1,751,140	$3,881,224
Net realized gain (loss)	1,295,752	920,963
Change in net unrealized appreciation (depreciation)	850,939	(1,145,151)
Net increase (decrease) in net assets resulting from operations	3,897,831	3,657,036
Distributions to shareholders from: Net investment income: Class A	(4,311,037)	(4,074,552)
Net realized gains: Class A	(143,246)	—
Total distributions	(4,454,283)	(4,074,552)
Fund share transactions: Class A Proceeds from shares sold	5,046,969	6,939,450
Reinvestment of distributions	4,454,283	4,074,552
Payments for shares redeemed	(6,935,883)	(17,200,574)
Net increase (decrease) in net assets from Class A share transactions	2,565,369	(6,186,572)
Increase (decrease) in net assets	2,008,917	(6,604,088)
Net assets at beginning of period	69,102,766	75,706,854
Net assets at end of period (including undistributed net investment income of $1,307,243 and $3,867,140, respectively)	$71,111,683	$69,102,766
Other Information
Class A Shares outstanding at beginning of period	5,808,640	6,329,747
Shares sold	421,135	592,646
Shares issued to shareholders in reinvestment of distributions	381,360	348,849
Shares redeemed	(576,880)	(1,462,602)
Net increase (decrease) in Class A shares	225,615	(521,107)
Shares outstanding at end of period	6,034,255	5,808,640

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/12 (Unaudited)		2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$11.90		$11.96	$11.61	$10.03	$11.70	$11.80
Income (loss) from investment operations: Net investment incomea	.30		.63	.66	.63	.55	.63
Net realized and unrealized gain (loss)	.37		(.01)	.47	1.50	(1.38)	(.01)
Total from investment operations	.67		.62	1.13	2.13	(.83)	.62
Less distributions from: Net investment income	(.76)		(.68)	(.78)	(.55)	(.69)	(.72)
Net realized gains	(.03)		—	—	—	(.15)	—
Total distributions	(.79)		(.68)	(.78)	(.55)	(.84)	(.72)
Net asset value, end of period	$11.78		$11.90	$11.96	$11.61	$10.03	$11.70
Total Return (%)b	5.63	**	5.31	10.05	22.73	(7.75)	5.43
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71		69	76	74	73	100
Ratio of expenses before expense reductions (%)	.98	*	.99	.95	.86	.89	.84
Ratio of expenses after expense reductions (%)	.79	*	.79	.86	.80	.87	.83
Ratio of net investment income (%)	5.00	*	5.38	5.62	5.96	5.06	5.50
Portfolio turnover rate (%)	62	**	144	167	370	234	147
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Unconstrained Income VIP (formerly DWS Strategic Income VIP) (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at the price provided by the broker-dealer with which the option was traded and are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. Loan participations and assignments are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior loans held by the Fund generally are in the form of Assignments but the Fund may also invest in Participations. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions of net investment income of the Fund, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Interest Rate Swap Contracts. For the six months ended June 30, 2012, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration and to enhance potential gains. The value of the Fund's underlying bond investments is subject to interest rate risk. As interest rates increase, the value of the Fund's fixed rate bonds may fall. The longer the duration of the Fund's securities, the more sensitive the Fund will be to interest rate changes. To help mitigate this interest rate risk, the Fund invests in interest rate swap contracts to reduce the duration of the Investment Portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. In addition, both the Fund and counterparty may agree to exchange variable rate payments based on different indices. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of June 30, 2012 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2012, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $4,700,000 to $9,390,000.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the six months ended June 30, 2012, the Fund sold credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of June 30, 2012 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2012, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $860,000 to $920,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the six months ended June 30, 2012, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

There were no open total return swap contracts as of June 30, 2012. For the six months ended June 30, 2012, the investment in total return swap contracts had a total notional amount generally indicative of a range from $0 to $3,900,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices will require cash settlement by the Fund if the option is exercised. For the six months ended June 30, 2012, the Fund entered into options on interest rate futures and on interest rates swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of June 30, 2012 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2012, the investment in written option contracts had a total value generally indicative of a range from approximately $8,000 to $394,000, and purchased option contracts had a total value generally indicative of a range from approximately $15,000 to $343,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2012, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. The Fund enters into futures contracts on global bonds, including indices, as part of its global tactical asset allocation overlay strategy. For the six months ended June 30, 2012, as part of this strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global bond markets.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2012 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $4,511,000 to $17,809,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $10,705,000 to $27,477,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2012, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the six months ended June 30, 2012, as part of this strategy, the Fund used forward currency contracts to gain exposure to changes in the value of foreign currencies to attempt to take advantage of inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2012 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2012, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $11,206,000 to $24,173,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $9,983,000 to $21,423,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $2,656,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$342,925	$—	$137,511	$13,173	$493,609
Credit Contracts (a)	—	—	22,660	—	22,660
Foreign Exchange Contracts (c)	—	149,475	—	—	149,475
	$342,925	$149,475	$160,171	$13,173	$665,744

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investments in securities, at value (includes purchased options) and unrealized appreciation on swap contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(394,170)	$—	$(110,623)	$(46,346)	$(551,139)
Credit Contracts (a)	—	—	(5,384)	—	(5,384)
Foreign Exchange Contracts (c)	—	(130,575)	—	—	(130,575)
	$(394,170)	$(130,575)	$(116,007)	$(46,346)	$(687,098)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Options written, at value and unrealized depreciation on swap contracts

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(10,398)	$8,794	$—	$(56,616)	$283,931	$225,711
Credit Contracts (a)	—	—	—	10,874	—	10,874
Foreign Exchange Contracts (b)	—	—	366,997	—	—	366,997
	$(10,398)	$8,794	$366,997	$(45,742)	$283,931	$603,582

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(84,384)	$19,262	$—	$(31,074)	$(60,690)	$(156,886)
Credit Contracts (a)	—	—	—	17,915	—	17,915
Foreign Exchange Contracts (b)	—	—	(393,387)	—	—	(393,387)
	$(84,384)	$19,262	$(393,387)	$(13,159)	$(60,690)	$(532,358)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the six months ended June 30, 2012, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury obligations) aggregated $37,480,958 and $37,850,796, respectively. Purchases and sales of U.S. Treasury obligations aggregated $3,695,114 and $1,960,666, respectively.

For the six months ended June 30, 2012, transactions for written options on futures contracts and interest rate swap contracts were as follows:
	Contracts/ Contract Amount	Premium
Outstanding, beginning of period	100	$12,458
Options expired	(100)	(12,458)
Options written	10,800,030	420,042
Options closed	(30)	(2,277)
Outstanding, end of period	10,800,000	$417,765

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acts as an investment subadvisor to the Fund and manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.550%
Next $750 million	.520%
Next $1.5 billion	.500%
Next $2.5 billion	.480%
Next $2.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.410%
Over $12.5 billion	.390%

For the period from January 1, 2012 through April 30, 2013, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.78%.

Accordingly, for the six months ended June 30, 2012, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $69,078, and the amount charged aggregated $123,590, which was equivalent to an annualized effective rate of 0.35% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2012, the Administration Fee was $35,031, of which $5,826 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2012, the amounts charged to the Fund by DISC aggregated $61, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $11,496, of which $1,567 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Security Lending Fees. Effective January 27, 2012, Deutsche Bank AG serves as lending agent for the Fund. For the period from January 27, 2012 through June 30, 2012, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $646.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Ownership of the Fund

At June 30, 2012, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 62% and 35%.

H. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2012.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2012 to June 30, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2012
Actual Fund Return	Class A
Beginning Account Value 1/1/12	$1,000.00
Ending Account Value 6/30/12	$1,056.30
Expenses Paid per $1,000*	$4.04
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/12	$1,000.00
Ending Account Value 6/30/12	$1,020.93
Expenses Paid per $1,000*	$3.97

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Unconstrained Income VIP	.79%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2UI-3 (R-028389-1 8/12)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Variable Series II

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 20, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 20, 2012